UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY K. RINGDAHL, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2022

Date of reporting period: June 30, 2022

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon FUNDS

2022 SEMI-ANNUAL REPORT

June 30, 2022

AHL MANAGED FUTURES STRATEGY FUND

AHL TARGETRISK FUND

AHL TARGETRISK CORE FUND

AHL 0622

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL MANAGED FUTURES STRATEGY FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. The Fund’s investments in high-yield or junk-rated securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. In a period of sustained deflation, inflation index-linked securities may not pay any income and may suffer a loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK CORE FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2022

Additional Information	Back Cover

President’s Message

Dear Shareholders,

On April 14, 1938, while addressing the country’s economic challenges in his 12th fireside chat to the American public, President Franklin Delano Roosevelt said, “… to reach a port, we must sail – sail, not tie at anchor – sail, not drift.”

President Roosevelt’s expression still rings true today. That is to say, to successfully reach our destination – whether a geographical one or a financial goal – we should thoughtfully and purposefully plan our journey. Such a journey requires diligence, patience and time, and there are no guarantees that we will reach port safely by the course we initially charted. Instead, we must diligently monitor our charts and compass, making adjustments along the way to help us reach our destination. These periodic recalibrations can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the potential impacts from events such as Russia’s war with Ukraine, rising global and domestic inflation, and ongoing supply chain disruptions associated with the COVID-19 pandemic.

We encourage you to work with financial professionals who can help develop your personal savings plan, conduct annual plan reviews, and guide adjustments to your portfolio to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your individual risk tolerance, you may be better positioned to withstand short-term volatility. And with careful and continual planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long- term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) returned 13.47% for the six months ended June 30, 2022.

Total Returns for the Period ended June 30, 2022

	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (8/19/2014)
R5 Class (1,4)	AHLIX	13.73%	9.63%	9.49%	7.61%	6.19%
Y Class (1,4)	AHLYX	13.60%	9.58%	9.43%	7.55%	6.11%
Investor Class (1,4)	AHLPX	13.47%	9.27%	9.08%	7.23%	5.78%
A without Sales Charge (1,2,4)	AHLAX	13.57%	9.37%	9.17%	7.25%	5.80%
A with Sales Charge (1,2,4)	AHLAX	7.03%	3.10%	7.02%	5.98%	5.00%
C without Sales Charge (1,2,4)	AHLCX	13.20%	8.64%	8.35%	6.46%	5.02%
C with Sales Charge (1,2,4)	AHLCX	12.20%	7.64%	8.35%	6.46%	5.02%

ICE BofA US 3-Month Treasury Bill Index (3)		0.14%	0.17%	0.63%	1.11%	0.79%

*	Not Annualized

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 and Investor Class of the Fund has been waived since Fund inception. A portion of the fees charged to the Y Class of the Fund was waived from Fund inception, partially recovered in 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. A portion of the fees charged to the A and C Class of the Fund was waived from Fund inception, partially recovered in 2019 and waived in 2020 through 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

3.

ICE BofA US 3-Month Treasury Bill Index is an index of U.S. Treasury securities maturing in less than 3 months that assumes reinvestment of all income and is intended to track the daily performance of 3-month U.S. Treasury bills. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.55%, 1.54%, 1.93%, 1.82%, and 2.55%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the period, the two asset classes that drove performance were Commodities and Currencies. Commodities were the best performing asset class due to long positions in energy as well as long positions in metals and agriculture. Additionally, currencies were the second-best performing asset class. U.S. dollar long positions against the Japanese yen and short positions against the commodity currency Brazilian real contributed the most. Within Fixed-Income, short positions in the Euribor and German Bunds continued to garner gains in the face of inflationary pressures.

All Equity positions detracted over the period, top detractors were positions in the Australian SPI 200 and S&P 500 indexes.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global stock index, bond, currency, short-term interest rate and commodity futures markets seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

June 30, 2022 (Unaudited)

Top Active Exposures By Asset Class
Commodities		% of VaR	*
Crude Oil	Long	4.75
Natural Gas	Long	3.07
Gas Oil	Long	2.51
Silver	Short	2.51
Heating Oil	Long	1.96

Currencies		% of VaR	*
EUR/USD	Short	6.70
AUD/USD	Short	4.19
JPY/USD	Short	4.19
GBP/USD	Short	3.91
CAD/USD	Short	2.51

Equities		% of VaR	*
Korean Kospi	Short	3.35
S&P 500 Index	Short	2.51
NASDAQ 100 Index	Short	1.96
Russell 2000 Index	Short	1.96
DAX Index	Short	1.68

Fixed-Income		% of VaR	*
U.S. Treasuries	Short	3.91
Japanese Bonds	Short	2.79
3M SOFR Rates	Short	1.96
Euribor	Short	1.96
Euro-BUND	Short	1.40

Asset Class Exposure		% of VaR	*
Currencies		33.70
Commodities		25.90
Equities		23.50
Fixed Income		16.90

Top 10 Exposures
EUR/USD	Short	6.70
Crude Oil	Long	4.75
AUD/USD	Short	4.19
JPY/USD	Short	4.19
GBP/USD	Short	3.91
U.S. Treasuries	Short	3.91
Korean Kospi	Short	3.35
Natural Gas	Long	3.07
Japanese Bonds	Short	2.79
CAD/USD	Short	2.51

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Investor Class of the American Beacon AHL TargetRisk Fund (the “Fund”) returned -14.59% for the six months ended June 30, 2022.

Total Returns for the Period ended June 30, 2022

	Ticker	6 Months*	1 Year	3 Years	Since Inception (12/31/2018)
R5 Class (1,3)	AHTIX	-14.45%	-8.34%	2.86%	7.96%
Y Class (1,3)	AHTYX	-14.46%	-8.38%	2.83%	7.91%
Investor Class (1,3)	AHTPX	-14.59%	-8.66%	2.54%	7.62%
A without Sales Charge (1,2,3)	AHTAX	-14.55%	-8.51%	2.58%	7.68%
A with Sales Charge (1,2,3)	AHTAX	-19.47%	-13.77%	0.57%	5.87%
C without Sales Charge (1,2,3)	AHACX	-14.91%	-9.24%	1.79%	6.95%
C with Sales Charge (1,2,3)	AHACX	-15.91%	-10.24%	1.79%	6.95%

60% MSCI World Index (Hedged to USD) / 40% Bloomberg Global-Aggregate Total Return Index (Hedged to USD) (4)		-14.43%	-9.83%	4.87%	7.81%
MSCI World Index (Hedged to USD) (4)		-18.00%	-10.72%	8.48%	12.22%
Bloomberg Global-Aggregate Total Return Index (Hedged to USD) (4)		-9.06%	-8.94%	-1.13%	0.70%

*	Not Annualized

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 Class of the Fund has been waived since Fund inception. A portion of the fees charged to the Y Class of the Fund was waived from Fund inception through 2020. A portion of the fees charged to the A, C, and Investor Class of the Fund was waived from Fund inception through 2020 and in 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance represents the returns achieved by the Investor Class from 12/31/2018 up to the 4/30/2019 inception date of the A and C Classes and returns of the A and C Classes since 4/30/2019. Expenses of the A and C Classes are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A and C Classes been in existence since 12/31/2018.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.05%, 1.07%, 1.42%, 1.30%, and 2.06%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World Index (Hedged to USD) and the Bloomberg Global-Aggregate Total Return Index (Hedged to USD) in a 60%/40% proportion. The MSCI World (Hedged to USD) represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Global-Aggregate Total Return Index (Hedged to USD) is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith. One cannot directly invest in an index.

Losses were led by Fixed-Income which continued to be pressured by the specter of inflation. The U.S. Treasuries 10-year Bond and U.S. Treasuries Ultra Bond were the largest detractors. Equities also were negative with the S&P 500 and Nasdaq 100 indices negatively impacting performance the most. Credit registered losses with

American Beacon AHL TargetRisk FundSM

Performance Overview

June 30, 2022 (Unaudited)

U.S. and European high yield indices detracting. Lastly, the Inflation assets were profitable in the period. The commodity index gains more than offset losses from the inflation-linked bonds.

As of the end of the first half, the correlation overlay was fully engaged. Within the momentum overlay, all sectors were reduced. Finally, at quarter’s end, the volatility overlay was active in credit.

Looking forward, the Fund’s sub-advisor will continue to implement its strategy of building a multi-asset portfolio and combining rigorous risk controls to provide a stable level of volatility while seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL TargetRisk FundSM

Performance Overview

June 30, 2022 (Unaudited)

Top Ten Exposures			% of VaR	*
BBG Commodity ex-Agriculturals Index			21.60
U.S. Treasuries			9.60
S&P 500 Index			5.60
Euro-BUND			4.00
U.K. Gilts			4.00
NASDAQ 100 Index			4.00
Tokyo Stock Exchange Index			4.00
Euro-STOXX			3.20
Nikkei Index			3.20
U.S. High Yield CDX Index			3.20

3-Year Risk Summary			Fund
Sharpe Ratio			0.26
Standard Deviation			8.54

Asset Class Exposure	Net	(%)	% of VaR	*
Bonds	17.1		0.3
Credits	19.0		0.1
Inflation	13.8		0.3
Stock Indices	16.9		0.4

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk Core FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Y Class of the American Beacon AHL TargetRisk Core Fund (the “Fund”) returned -18.15% for the six months ended June 30, 2022.

Total Returns for the Period ended June 30, 2022

	Ticker	6 Months*	1 Year	Since Inception (12/16/2020)
Y Class (1,3)	AABYX	-18.15%	-14.99%	-8.11%
A without Sales Charge (1,2,3)	AAHAX	-18.12%	-15.20%	-8.31%
A with Sales Charge (1,2,3)	AAHAX	-22.85%	-20.08%	-11.77%
C without Sales Charge (1,2,3)	AAECX	-18.46%	-15.78%	-9.01%
C with Sales Charge (1,2,3)	AAECX	-19.46%	-16.78%	-9.01%
R6 Class (1,3)	AHTRX	-18.03%	-14.87%	-7.97%

60% MSCI World Index (Hedged to USD) / 40% Bloomberg Global-Aggregate Total Return Index (Hedged to USD) (4)		-14.43%	-9.83%	-1.23%
MSCI World Index (Hedged to USD) (4)		-18.00%	-10.72%	2.30%
Bloomberg Global-Aggregate Total Return Index (Hedged to USD) (4)		-9.06%	-8.94%	-6.71%

*	Not Annualized

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.	A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C, and R6 Class shares were 4.91%, 5.16%, 5.96%, and 3.60%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Core Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World Index (Hedged to USD) and the Bloomberg Global-Aggregate Total Return Index (Hedged to USD) in a 60%/40% proportion. The MSCI World Index (Hedged to USD) represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Global-Aggregate Total Return Index (Hedged to USD) is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, shall not have any liability or responsibility for injury or damages arising in connection therewith. One cannot directly invest in an index.

It was a challenging first half of the year for the Fund’s performance. Both Equities and Fixed-Income were negative on the quarter. Within Fixed-Income the U.S. 10-year and Ultra Treasury Bonds detracted the most. Turning to Equities, it was the U.S. indices which detracted the most, primarily the S&P 500 and Nasdaq 100. Only the Nifty Index was able to report a gain within Equities during the period.

By the end of the quarter, the Momentum Overlay continued to constrain both equities, and to a greater extent, bond exposure. The Correlation Overlay was active and the Volatility Overlay was inactive during the quarter.

American Beacon AHL TargetRisk Core FundSM

Performance Overview

June 30, 2022 (Unaudited)

Looking forward, the Fund’s sub-advisor will continue to implement its strategy of building a multi-asset portfolio and combining rigorous risk controls to provide a stable level of volatility while seeking to achieve the Fund’s goal of capital growth.

Top Ten Exposures			% of VaR	*
U.S. Treasuries			19.0
Tokyo Stock Exchange Index			9.0
S&P 500 Index			7.0
Euro-STOXX			6.0
Dutch All Index			5.0
Euro-BUND			5.0
FTSE 100 Index			5.0
FTSE Italia All Share Index			5.0
S&P TSX 60 Index			5.0
U.K. Gilts			4.0

Asset Class Exposure	Net	(%)	% of VaR	*
Bonds	29.2		0.3
Stock Indices	20.0		0.5

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon FundsSM

Expense Examples

June 30, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

June 30, 2022 (Unaudited)

American Beacon AHL Managed Futures Strategy Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
R5 Class
Actual	$1,000.00	$1,137.30	$7.90
Hypothetical**	$1,000.00	$1,017.41	$7.45
Y Class
Actual	$1,000.00	$1,137.10	$8.11
Hypothetical**	$1,000.00	$1,017.21	$7.65
Investor Class
Actual	$1,000.00	$1,134.70	$9.63
Hypothetical**	$1,000.00	$1,015.77	$9.10
A Class
Actual	$1,000.00	$1,135.70	$9.32
Hypothetical**	$1,000.00	$1,016.07	$8.80
C Class
Actual	$1,000.00	$1,132.00	$13.16
Hypothetical**	$1,000.00	$1,012.45	$12.42

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.49%, 1.53%, 1.82%, 1.76%, and 2.49% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon AHL TargetRisk Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
R5 Class
Actual	$1,000.00	$856.20	$4.83
Hypothetical**	$1,000.00	$1,019.59	$5.26
Y Class
Actual	$1,000.00	$856.10	$4.92
Hypothetical**	$1,000.00	$1,019.49	$5.36
Investor Class
Actual	$1,000.00	$855.50	$6.49
Hypothetical**	$1,000.00	$1,017.80	$7.05
A Class
Actual	$1,000.00	$856.00	$5.94
Hypothetical**	$1,000.00	$1,018.40	$6.46
C Class
Actual	$1,000.00	$852.30	$9.46
Hypothetical**	$1,000.00	$1,014.58	$10.29

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.05%, 1.07%, 1.41%, 1.29%, and 2.06% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Expense Examples

June 30, 2022 (Unaudited)

American Beacon AHL TargetRisk Core Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
Y Class
Actual	$1,000.00	$818.50	$4.91
Hypothetical**	$1,000.00	$1,019.39	$5.46
A Class
Actual	$1,000.00	$818.80	$6.27
Hypothetical**	$1,000.00	$1,017.90	$6.95
C Class
Actual	$1,000.00	$815.40	$9.63
Hypothetical**	$1,000.00	$1,014.18	$10.69
R6 Class
Actual	$1,000.00	$819.70	$4.47
Hypothetical**	$1,000.00	$1,019.89	$4.96

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.39%, 2.14%, and 0.99% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 90.69%

U.S. Treasury Obligations - 90.69%
U.S. Treasury Bills,
0.427%, Due 7/7/2022	$100,000,000	$99,987,729
0.481%, Due 7/14/2022A	150,000,000	149,944,614
0.443%, Due 7/21/2022	100,000,000	99,944,653
0.656%, Due 7/28/2022A	150,000,000	149,891,437
0.668%, Due 8/4/2022A	160,000,000	159,823,389
0.668%, Due 8/11/2022A	160,000,000	159,756,506
0.620%, Due 8/18/2022A	165,000,000	164,706,300
0.719%, Due 8/25/2022A	155,000,000	154,648,936
0.975%, Due 9/8/2022	100,000,000	99,703,556
0.881%, Due 9/15/2022	100,000,000	99,664,861
1.113%, Due 9/29/2022A	250,000,000	248,975,000
1.184%, Due 10/6/2022	100,000,000	99,532,568
1.270%, Due 10/13/2022A	150,000,000	149,198,876
1.290%, Due 10/20/2022A	150,000,000	149,117,204
1.394%, Due 10/27/2022A	150,000,000	149,056,737
1.401%, Due 11/3/2022A	150,000,000	148,971,354
1.417%, Due 11/10/2022A	150,000,000	148,891,062
1.788%, Due 11/17/2022A	250,000,000	248,023,592
1.623%, Due 11/25/2022A	200,000,000	198,344,208
2.313%, Due 12/8/2022A	220,000,000	217,803,667
2.282%, Due 1/26/2023	100,000,000	98,593,120

Total Short-Term Investments - 90.69% (Cost $3,198,229,251)		3,194,579,369

TOTAL INVESTMENTS - 90.69% (Cost $3,198,229,251)		3,194,579,369
OTHER ASSETS, NET OF LIABILITIES - 9.31%		327,843,578

TOTAL NET ASSETS - 100.00%		$3,522,422,947

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

Long Futures Contracts Open on June 30, 2022:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOT Corn FutureA	272	September 2022	$9,245,814	$8,551,000	$(694,814)
CBOT Corn FutureA	645	December 2022	22,642,913	19,986,937	(2,655,976)
CBOT Soybean FutureA	443	November 2022	32,439,983	32,294,700	(145,283)
ICE Brent Crude Oil FutureA	386	July 2022	42,759,808	42,085,580	(674,228)
ICE Gas Oil FuturesA	267	July 2022	31,348,523	30,972,000	(376,523)
ICE U.S. - Henry Ld1 Fixed Price FuturesA	56	October 2022	629,110	772,800	143,690
ICE U.S. - Henry Ld1 Fixed Price FuturesA	56	November 2022	629,110	792,120	163,010
ICE U.S. - Henry Ld1 Fixed Price FuturesA	56	December 2022	629,110	805,000	175,890
ICE U.S. - Henry Ld1 Fixed Price FuturesA	56	January 2023	629,110	778,680	149,570
ICE U.S. - Henry Ld1 Fixed Price FuturesA	56	February 2023	629,110	701,680	72,570
ICE U.S. - Henry Ld1 Fixed Price FuturesA	116	March 2023	1,182,265	1,257,150	74,885
ICE U.S. - Henry Ld1 Fixed Price FuturesA	116	April 2023	1,182,265	1,234,820	52,555
ICE U.S. - Henry Ld1 Fixed Price FuturesA	116	May 2023	1,182,265	1,253,380	71,115
ICE U.S. - Henry Ld1 Fixed Price FuturesA	116	June 2023	1,182,265	1,271,940	89,675
ICE U.S. - Henry Ld1 Fixed Price FuturesA	116	July 2023	1,182,265	1,274,840	92,575
ICE U.S. - Henry Ld1 Fixed Price FuturesA	116	August 2023	1,182,265	1,270,780	88,515
ICE U.S. - Henry Ld1 Fixed Price FuturesA	116	September 2023	1,182,265	1,283,830	101,565
LME Copper FutureA	152	July 2022	39,371,433	31,403,200	(7,968,233)
LME Copper FuturesA	21	August 2022	5,088,528	4,337,813	(750,715)
LME Lead FuturesA	249	July 2022	15,012,973	11,911,538	(3,101,435)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Commodity Futures Contracts (Continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
LME Lead FuturesA	22	August 2022	$1,249,117	$1,052,425	$(196,692)
LME Nickel FuturesA	10	July 2022	1,993,940	1,359,060	(634,880)
LME Primary Aluminum FuturesA	273	July 2022	23,806,031	16,601,812	(7,204,219)
LME Zinc FuturesA	150	July 2022	15,579,644	11,931,563	(3,648,081)
LME Zinc FuturesA	27	August 2022	2,439,348	2,140,256	(299,092)
LME Zinc FuturesA	73	September 2022	7,129,852	5,768,369	(1,361,483)
NYBOT CSC C Coffee FutureA	278	September 2022	23,738,118	23,987,925	249,807
NYBOT CSC Number 11 World Sugar FuturesA	193	September 2022	4,196,102	3,998,960	(197,142)
NYMEX Henry Hub Natural Gas FuturesA	436	July 2022	32,990,203	23,648,640	(9,341,563)
NYMEX Light Sweet Crude Oil FuturesA	470	July 2022	54,744,871	49,683,510	(5,061,361)
NYMEX NY Harbor ULSD FuturesA	174	July 2022	30,444,821	27,993,294	(2,451,527)
NYMEX Reformulated Gasoline Blendstock for Oxygen Blending RBOB FuturesA	210	July 2022	33,668,534	31,190,166	(2,478,368)

			$441,311,961	$393,595,768	$(47,716,193)

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME Mexican Peso Currency Future	7,178	September 2022	$178,600,653	$175,717,440	$(2,883,213)
NYBOT FINEX United States Dollar Index Future	2,700	September 2022	276,421,412	282,052,800	5,631,388

			$455,022,065	$457,770,240	$2,748,175

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
FTSE 100 Index Future	495	September 2022	$42,934,992	$42,908,556	$(26,436)
SAFEX FTSE/JSE Top 40 Index Futures	174	September 2022	6,428,326	6,412,719	(15,607)

			$49,363,318	$49,321,275	$(42,043)

Short Futures Contracts Open on June 30, 2022:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
COMEX Copper FuturesA	346	September 2022	$(33,761,183)	$(32,091,500)	$1,669,683
COMEX Gold 100 Troy Ounces FuturesA	513	August 2022	(94,566,673)	(92,714,490)	1,852,183
COMEX Silver FuturesA	856	September 2022	(90,971,586)	(87,106,560)	3,865,026
KCBT Hard Red Winter Wheat FuturesA	107	September 2022	(5,324,451)	(5,091,862)	232,589
LME Copper FuturesA	152	July 2022	(36,482,866)	(31,403,200)	5,079,666
LME Copper FuturesA	119	August 2022	(27,534,834)	(24,580,938)	2,953,896
LME Copper FuturesA	64	September 2022	(13,937,866)	(13,216,000)	721,866
LME Lead FuturesA	249	July 2022	(13,874,692)	(11,911,537)	1,963,155
LME Lead FuturesA	134	August 2022	(7,018,506)	(6,410,225)	608,281
LME Lead FuturesA	127	September 2022	(6,589,335)	(6,059,488)	529,847
LME Nickel FuturesA	10	July 2022	(1,659,335)	(1,359,060)	300,275
LME Nickel FuturesA	25	August 2022	(3,940,685)	(3,401,400)	539,285
LME Nickel FuturesA	37	September 2022	(5,566,173)	(5,039,622)	526,551
LME Primary Aluminum FuturesA	273	July 2022	(18,721,039)	(16,601,813)	2,119,226
LME Primary Aluminum FuturesA	608	September 2022	(38,974,480)	(37,167,800)	1,806,680
LME Zinc FuturesA	150	July 2022	(13,416,947)	(11,931,563)	1,485,384
LME Zinc FuturesA	27	August 2022	(2,260,191)	(2,140,256)	119,935
LME Zinc FuturesA	77	September 2022	(6,333,602)	(6,084,444)	249,158
NYBOT CSC Cocoa FuturesA	1,391	September 2022	(33,728,752)	(32,549,400)	1,179,352

			$(454,663,196)	$(426,861,158)	$27,802,038

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME Australian Dollar Currency Futures	4,616	September 2022	$(327,717,743)	$(319,011,760)	$8,705,983
CME British Pound Currency Futures	4,892	September 2022	(381,819,524)	(372,984,425)	8,835,099
CME Canadian Dollar Currency Futures	3,697	September 2022	(285,246,578)	(287,256,900)	(2,010,322)
CME Euro Foreign Exchange Currency Futures	4,969	September 2022	(666,429,296)	(654,541,525)	11,887,771
CME Japanese Yen Currency Futures	4,343	September 2022	(416,723,372)	(402,568,956)	14,154,416
CME New Zealand Dollar Currency Futures	2,526	September 2022	(162,793,993)	(157,672,920)	5,121,073
CME Swiss Franc Currency Futures	310	September 2022	(40,006,261)	(40,856,063)	(849,802)

			$(2,280,736,767)	$(2,234,892,549)	$45,844,218

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini NASDAQ 100 Index Futures	227	September 2022	$(54,279,667)	$(52,343,930)	$1,935,737
CME e-Mini Russell 2000 Index Futures	681	September 2022	(61,087,203)	(58,157,400)	2,929,803
CME e-Mini Standard & Poor’s 500 Index Futures	464	September 2022	(89,208,318)	(87,916,400)	1,291,918
Eurex DAX Index Futures	187	September 2022	(64,216,576)	(62,567,252)	1,649,324
Eurex EURO STOXX 50 Futures	1,749	September 2022	(63,143,973)	(63,068,869)	75,104
Euronext Amsterdam Index Futures	193	July 2022	(26,127,720)	(26,655,910)	(528,190)
Euronext CAC 40 Index Futures	157	July 2022	(9,904,787)	(9,730,195)	174,592
FTSE/MIB Index Futures	215	September 2022	(24,442,617)	(23,891,793)	550,824
HKG Hang Seng China Enterprises Index Futures	111	July 2022	(5,433,281)	(5,367,659)	65,622
HKG Hang Seng Index Futures	44	July 2022	(6,229,639)	(6,096,345)	133,294
ICE U.S. - Henry Ld1 Fixed Price Futures	466	September 2022	(43,349,021)	(43,258,780)	90,241
ICE U.S. - Henry Ld1 Fixed Price Futures	1,160	September 2022	(57,869,204)	(58,156,600)	(287,396)
KFE KOSPI 200 Index Futures	2,800	September 2022	(183,769,771)	(165,754,005)	18,015,766
Montreal Exchange S&P/TSX 60 Index Futures	162	September 2022	(29,966,124)	(28,757,769)	1,208,355
OML Stockholm OMXS30 Index Futures	1,359	July 2022	(25,590,681)	(24,849,185)	741,496
SFE S&P ASX Share Price Index 200 Futures	651	September 2022	(72,235,138)	(72,581,725)	(346,587)
SGX FTSE Taiwan Index Futures	745	July 2022	(39,203,129)	(37,786,400)	1,416,729
SGX Nikkei 225 Stock Index Futures	427	September 2022	(40,706,430)	(41,384,508)	(678,078)
TSE TOPIX (Tokyo Price Index) Futures	146	September 2022	(19,702,402)	(20,127,727)	(425,325)

			$(916,465,681)	$(888,452,452)	$28,013,229

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year US Treasury Note	1,398	September 2022	$(166,826,850)	$(165,706,687)	$1,120,163
CBOT 2 Year US Treasury Note Futures	276	September 2022	(57,403,562)	(57,964,313)	(560,751)
CBOT 5 Year US Treasury Note	1,125	September 2022	(126,208,946)	(126,281,250)	(72,304)
CBOT U.S. Long Bond Futures	581	September 2022	(80,573,372)	(80,541,125)	32,247
CME Ultra Long Term U.S. Treasury Bond Futures	305	September 2022	(47,953,910)	(47,074,844)	879,066
3 Month Euro Euribor Futures	791	June 2023	(204,393,582)	(203,605,551)	788,031
3 Month Euro Euribor Futures	655	September 2023	(168,254,382)	(168,384,279)	(129,897)
3 Month Euro Euribor Futures	743	March 2024	(191,625,040)	(190,958,235)	666,805
3 Month Euro Euribor Futures	410	June 2024	(105,301,155)	(105,390,105)	(88,950)
3 Month Euro Euribor Futures	712	December 2024	(183,583,582)	(183,009,587)	573,995
3 Month Euro Euribor Futures	301	March 2025	(77,279,278)	(77,348,102)	(68,824)
Eurex 10 Year Euro BUND Futures	733	September 2022	(115,829,221)	(114,284,963)	1,544,258
Eurex 2 Year Euro SCHATZ Futures	158	September 2022	(17,923,174)	(18,071,803)	(148,629)
Eurex 30 Year Euro BUXL Futures	243	September 2022	(43,767,014)	(41,650,857)	2,116,157
Eurex 5 Year Euro BOBL Futures	938	September 2022	(122,235,545)	(122,075,926)	159,619
Long Gilt Futures	682	September 2022	(96,884,377)	(94,626,058)	2,258,319
SFE 10 Year Australian Bond Futures	847	September 2022	(69,033,994)	(69,510,973)	(476,979)
Three Month SONIA Index Futures	732	September 2023	(217,168,116)	(216,149,801)	1,018,315
Three Month SONIA Index Futures	331	December 2023	(97,713,650)	(97,830,527)	(116,877)
Three Month SONIA Index Futures	1,024	June 2024	(304,172,525)	(303,090,238)	1,082,287

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Interest Rate Futures Contracts (Continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Three Month SONIA Index Futures	389	September 2024	$(115,081,188)	$(115,233,478)	$(152,290)
Three-Month SOFR Futures	1,985	September 2023	(481,060,653)	(480,494,062)	566,591
Three-Month SOFR Futures	1,343	June 2024	(326,373,460)	(326,617,600)	(244,140)
Three-Month SOFR Futures	1,220	March 2025	(296,836,477)	(297,146,250)	(309,773)
TSE Japanese 10 Year Bond Futures	753	September 2022	(822,427,780)	(824,759,213)	(2,331,433)

			$(4,535,910,833)	$(4,527,805,827)	$8,105,006

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

Forward Foreign Currency Contracts Open on June 30, 2022:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
INR	22,938,683	USD	23,121,602	7/12/2022	CBK	$-	$(182,919)	$(182,919)
USD	20,691,302	INR	20,407,518	7/12/2022	CBK	283,784	-	283,784
USD	1,405,967	INR	1,392,141	7/12/2022	CBK	13,826	-	13,826
USD	448,971	INR	442,954	7/12/2022	CBK	6,017	-	6,017
USD	416,934	INR	411,314	7/12/2022	CBK	5,620	-	5,620
USD	192,453	INR	189,837	7/12/2022	CBK	2,616	-	2,616
USD	95,902	INR	94,919	7/12/2022	CBK	983	-	983
TWD	252,312	USD	252,732	7/18/2022	CBK	-	(420)	(420)
TWD	336,416	USD	336,899	7/18/2022	CBK	-	(483)	(483)
TWD	588,728	USD	589,709	7/18/2022	CBK	-	(981)	(981)
USD	35,889,501	TWD	35,660,069	7/18/2022	CBK	229,432	-	229,432
USD	40,292,597	TWD	39,198,396	7/25/2022	CBK	1,094,201	-	1,094,201
USD	15,568,875	TWD	15,225,128	7/25/2022	CBK	343,747	-	343,747
USD	6,423,237	TWD	6,392,871	7/25/2022	CBK	30,366	-	30,366
USD	3,569,880	TWD	3,532,903	7/25/2022	CBK	36,977	-	36,977
USD	2,539,542	TWD	2,523,502	7/25/2022	CBK	16,040	-	16,040
USD	2,200,749	TWD	2,187,035	7/25/2022	CBK	13,714	-	13,714
USD	2,204,137	TWD	2,187,035	7/25/2022	CBK	17,102	-	17,102
USD	1,859,993	TWD	1,850,568	7/25/2022	CBK	9,425	-	9,425
USD	1,785,228	TWD	1,766,451	7/25/2022	CBK	18,777	-	18,777
USD	1,780,626	TWD	1,766,451	7/25/2022	CBK	14,175	-	14,175
USD	1,603,879	TWD	1,598,218	7/25/2022	CBK	5,661	-	5,661
USD	1,441,264	TWD	1,429,984	7/25/2022	CBK	11,280	-	11,280
USD	1,434,018	TWD	1,429,984	7/25/2022	CBK	4,034	-	4,034
USD	1,434,168	TWD	1,429,984	7/25/2022	CBK	4,184	-	4,184
USD	1,361,383	TWD	1,345,868	7/25/2022	CBK	15,515	-	15,515
USD	1,349,806	TWD	1,345,868	7/25/2022	CBK	3,938	-	3,938
USD	1,271,661	TWD	1,261,751	7/25/2022	CBK	9,910	-	9,910
USD	1,276,030	TWD	1,261,751	7/25/2022	CBK	14,279	-	14,279
USD	1,276,426	TWD	1,261,751	7/25/2022	CBK	14,675	-	14,675
USD	1,273,046	TWD	1,261,751	7/25/2022	CBK	11,295	-	11,295
USD	1,188,674	TWD	1,177,634	7/25/2022	CBK	11,040	-	11,040
USD	929,180	TWD	925,284	7/25/2022	CBK	3,896	-	3,896
USD	841,478	TWD	841,167	7/25/2022	CBK	311	-	311
USD	764,059	TWD	757,051	7/25/2022	CBK	7,008	-	7,008
USD	762,064	TWD	757,051	7/25/2022	CBK	5,013	-	5,013
USD	762,141	TWD	757,051	7/25/2022	CBK	5,090	-	5,090
USD	760,300	TWD	757,051	7/25/2022	CBK	3,249	-	3,249
USD	675,959	TWD	672,934	7/25/2022	CBK	3,025	-	3,025
USD	593,804	TWD	588,817	7/25/2022	CBK	4,987	-	4,987
USD	595,157	TWD	588,817	7/25/2022	CBK	6,340	-	6,340
USD	595,200	TWD	588,817	7/25/2022	CBK	6,383	-	6,383
USD	591,224	TWD	588,817	7/25/2022	CBK	2,407	-	2,407
USD	590,899	TWD	588,817	7/25/2022	CBK	2,082	-	2,082

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	591,440	TWD	588,817	7/25/2022	CBK	$2,623	$-	$2,623
USD	593,623	TWD	588,817	7/25/2022	CBK	4,806	-	4,806
USD	506,501	TWD	504,700	7/25/2022	CBK	1,801	-	1,801
USD	508,836	TWD	504,700	7/25/2022	CBK	4,136	-	4,136
USD	424,750	TWD	420,584	7/25/2022	CBK	4,166	-	4,166
USD	424,220	TWD	420,584	7/25/2022	CBK	3,636	-	3,636
USD	425,377	TWD	420,584	7/25/2022	CBK	4,793	-	4,793
USD	423,425	TWD	420,584	7/25/2022	CBK	2,841	-	2,841
USD	423,402	TWD	420,584	7/25/2022	CBK	2,818	-	2,818
USD	421,956	TWD	420,584	7/25/2022	CBK	1,372	-	1,372
USD	423,402	TWD	420,584	7/25/2022	CBK	2,818	-	2,818
USD	422,385	TWD	420,584	7/25/2022	CBK	1,801	-	1,801
USD	421,698	TWD	420,584	7/25/2022	CBK	1,114	-	1,114
USD	339,821	TWD	336,467	7/25/2022	CBK	3,354	-	3,354
USD	340,263	TWD	336,467	7/25/2022	CBK	3,796	-	3,796
USD	340,287	TWD	336,467	7/25/2022	CBK	3,820	-	3,820
USD	337,546	TWD	336,467	7/25/2022	CBK	1,079	-	1,079
USD	337,268	TWD	336,467	7/25/2022	CBK	801	-	801
USD	337,268	TWD	336,467	7/25/2022	CBK	801	-	801
USD	337,588	TWD	336,467	7/25/2022	CBK	1,121	-	1,121
USD	337,929	TWD	336,467	7/25/2022	CBK	1,462	-	1,462
USD	337,970	TWD	336,467	7/25/2022	CBK	1,503	-	1,503
USD	337,844	TWD	336,467	7/25/2022	CBK	1,377	-	1,377
USD	338,516	TWD	336,467	7/25/2022	CBK	2,049	-	2,049
USD	254,498	TWD	252,350	7/25/2022	CBK	2,148	-	2,148
USD	255,223	TWD	252,350	7/25/2022	CBK	2,873	-	2,873
USD	255,076	TWD	252,350	7/25/2022	CBK	2,726	-	2,726
USD	252,891	TWD	252,350	7/25/2022	CBK	541	-	541
USD	253,199	TWD	252,350	7/25/2022	CBK	849	-	849
USD	253,199	TWD	252,350	7/25/2022	CBK	849	-	849
USD	253,024	TWD	252,350	7/25/2022	CBK	674	-	674
USD	169,691	TWD	168,233	7/25/2022	CBK	1,458	-	1,458
USD	169,909	TWD	168,233	7/25/2022	CBK	1,676	-	1,676
USD	169,707	TWD	168,233	7/25/2022	CBK	1,474	-	1,474
USD	170,123	TWD	168,233	7/25/2022	CBK	1,890	-	1,890
USD	169,001	TWD	168,233	7/25/2022	CBK	768	-	768
USD	168,977	TWD	168,233	7/25/2022	CBK	744	-	744
USD	168,828	TWD	168,233	7/25/2022	CBK	595	-	595
USD	168,704	TWD	168,233	7/25/2022	CBK	471	-	471
USD	169,539	TWD	168,233	7/25/2022	CBK	1,306	-	1,306
USD	84,847	TWD	84,117	7/25/2022	CBK	730	-	730
USD	84,276	TWD	84,117	7/25/2022	CBK	159	-	159
USD	84,547	TWD	84,117	7/25/2022	CBK	430	-	430
USD	20,261,905	INR	20,065,489	7/29/2022	CBK	196,416	-	196,416
USD	2,356,868	INR	2,338,340	7/29/2022	CBK	18,528	-	18,528
USD	2,104,243	INR	2,085,547	7/29/2022	CBK	18,696	-	18,696
USD	2,071,014	INR	2,053,948	7/29/2022	CBK	17,066	-	17,066
USD	2,009,415	INR	1,990,749	7/29/2022	CBK	18,666	-	18,666
USD	1,687,726	INR	1,674,757	7/29/2022	CBK	12,969	-	12,969
USD	1,530,280	INR	1,516,761	7/29/2022	CBK	13,519	-	13,519
USD	1,368,938	INR	1,358,765	7/29/2022	CBK	10,173	-	10,173
USD	1,369,688	INR	1,358,765	7/29/2022	CBK	10,923	-	10,923
USD	1,273,512	INR	1,263,968	7/29/2022	CBK	9,544	-	9,544
USD	1,210,482	INR	1,200,769	7/29/2022	CBK	9,713	-	9,713
USD	1,115,446	INR	1,105,972	7/29/2022	CBK	9,474	-	9,474
USD	1,114,508	INR	1,105,972	7/29/2022	CBK	8,536	-	8,536
USD	1,083,291	INR	1,074,373	7/29/2022	CBK	8,918	-	8,918
USD	1,019,451	INR	1,011,174	7/29/2022	CBK	8,277	-	8,277
USD	893,426	INR	884,777	7/29/2022	CBK	8,649	-	8,649

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	892,299	INR	884,777	7/29/2022	CBK	$7,522	$-	$7,522
USD	891,810	INR	884,777	7/29/2022	CBK	7,033	-	7,033
USD	797,855	INR	789,980	7/29/2022	CBK	7,875	-	7,875
USD	796,128	INR	789,980	7/29/2022	CBK	6,148	-	6,148
USD	765,990	INR	758,381	7/29/2022	CBK	7,609	-	7,609
USD	701,173	INR	695,182	7/29/2022	CBK	5,991	-	5,991
USD	700,944	INR	695,182	7/29/2022	CBK	5,762	-	5,762
USD	669,925	INR	663,583	7/29/2022	CBK	6,342	-	6,342
USD	604,572	INR	600,385	7/29/2022	CBK	4,187	-	4,187
USD	574,427	INR	568,786	7/29/2022	CBK	5,641	-	5,641
USD	574,229	INR	568,786	7/29/2022	CBK	5,443	-	5,443
USD	572,993	INR	568,786	7/29/2022	CBK	4,207	-	4,207
USD	573,887	INR	568,786	7/29/2022	CBK	5,101	-	5,101
USD	542,299	INR	537,186	7/29/2022	CBK	5,113	-	5,113
USD	509,119	INR	505,587	7/29/2022	CBK	3,532	-	3,532
USD	478,725	INR	473,988	7/29/2022	CBK	4,737	-	4,737
USD	478,079	INR	473,988	7/29/2022	CBK	4,091	-	4,091
USD	414,790	INR	410,790	7/29/2022	CBK	4,000	-	4,000
USD	382,433	INR	379,190	7/29/2022	CBK	3,243	-	3,243
USD	381,791	INR	379,190	7/29/2022	CBK	2,601	-	2,601
USD	381,839	INR	379,190	7/29/2022	CBK	2,649	-	2,649
USD	319,036	INR	315,992	7/29/2022	CBK	3,044	-	3,044
USD	318,200	INR	315,992	7/29/2022	CBK	2,208	-	2,208
USD	287,185	INR	284,393	7/29/2022	CBK	2,792	-	2,792
USD	255,272	INR	252,794	7/29/2022	CBK	2,478	-	2,478
USD	255,340	INR	252,794	7/29/2022	CBK	2,546	-	2,546
USD	222,731	INR	221,194	7/29/2022	CBK	1,537	-	1,537
USD	95,586	INR	94,798	7/29/2022	CBK	788	-	788
USD	63,811	INR	63,198	7/29/2022	CBK	613	-	613
USD	23,063,640	INR	22,886,546	8/11/2022	CBK	177,094	-	177,094
USD	6,722,805	INR	6,723,909	8/11/2022	CBK	-	(1,104)	(1,104)
USD	6,704,109	INR	6,692,342	8/11/2022	CBK	11,767	-	11,767
USD	4,922,458	INR	4,924,553	8/11/2022	CBK	-	(2,095)	(2,095)
USD	4,177,956	INR	4,166,930	8/11/2022	CBK	11,026	-	11,026
USD	3,795,259	INR	3,788,118	8/11/2022	CBK	7,141	-	7,141
USD	3,406,037	INR	3,409,306	8/11/2022	CBK	-	(3,269)	(3,269)
USD	3,188,212	INR	3,188,333	8/11/2022	CBK	-	(121)	(121)
USD	2,757,318	INR	2,746,386	8/11/2022	CBK	10,932	-	10,932
USD	2,178,416	INR	2,178,168	8/11/2022	CBK	248	-	248
USD	1,862,444	INR	1,862,491	8/11/2022	CBK	-	(47)	(47)
USD	1,767,922	INR	1,767,788	8/11/2022	CBK	134	-	134
USD	1,483,698	INR	1,483,680	8/11/2022	CBK	18	-	18
USD	1,367,589	INR	1,357,409	8/11/2022	CBK	10,180	-	10,180
BRL	19,108	USD	20,483	7/5/2022	HUS	-	(1,375)	(1,375)
BRL	19,108	USD	20,557	7/5/2022	HUS	-	(1,449)	(1,449)
BRL	19,108	USD	20,507	7/5/2022	HUS	-	(1,399)	(1,399)
BRL	19,108	USD	20,683	7/5/2022	HUS	-	(1,575)	(1,575)
BRL	19,108	USD	20,670	7/5/2022	HUS	-	(1,562)	(1,562)
BRL	19,108	USD	20,680	7/5/2022	HUS	-	(1,572)	(1,572)
BRL	19,108	USD	20,667	7/5/2022	HUS	-	(1,559)	(1,559)
BRL	19,108	USD	20,700	7/5/2022	HUS	-	(1,592)	(1,592)
BRL	19,108	USD	20,701	7/5/2022	HUS	-	(1,593)	(1,593)
BRL	19,108	USD	20,582	7/5/2022	HUS	-	(1,474)	(1,474)
BRL	19,108	USD	20,585	7/5/2022	HUS	-	(1,477)	(1,477)
BRL	19,108	USD	20,561	7/5/2022	HUS	-	(1,453)	(1,453)
BRL	19,108	USD	20,568	7/5/2022	HUS	-	(1,460)	(1,460)
BRL	19,108	USD	20,549	7/5/2022	HUS	-	(1,441)	(1,441)
BRL	19,108	USD	20,544	7/5/2022	HUS	-	(1,436)	(1,436)
BRL	19,108	USD	20,577	7/5/2022	HUS	-	(1,469)	(1,469)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	19,108	USD	20,585	7/5/2022	HUS	$-	$(1,477)	$(1,477)
BRL	19,108	USD	20,582	7/5/2022	HUS	-	(1,474)	(1,474)
BRL	19,108	USD	20,678	7/5/2022	HUS	-	(1,570)	(1,570)
BRL	19,108	USD	20,673	7/5/2022	HUS	-	(1,565)	(1,565)
BRL	19,108	USD	20,673	7/5/2022	HUS	-	(1,565)	(1,565)
BRL	19,108	USD	20,550	7/5/2022	HUS	-	(1,442)	(1,442)
BRL	19,108	USD	20,548	7/5/2022	HUS	-	(1,440)	(1,440)
BRL	19,108	USD	20,573	7/5/2022	HUS	-	(1,465)	(1,465)
BRL	19,108	USD	20,575	7/5/2022	HUS	-	(1,467)	(1,467)
BRL	19,108	USD	20,693	7/5/2022	HUS	-	(1,585)	(1,585)
BRL	19,108	USD	20,690	7/5/2022	HUS	-	(1,582)	(1,582)
BRL	19,108	USD	20,667	7/5/2022	HUS	-	(1,559)	(1,559)
BRL	19,108	USD	20,680	7/5/2022	HUS	-	(1,572)	(1,572)
BRL	19,108	USD	20,698	7/5/2022	HUS	-	(1,590)	(1,590)
BRL	19,108	USD	20,590	7/5/2022	HUS	-	(1,482)	(1,482)
BRL	19,108	USD	20,583	7/5/2022	HUS	-	(1,475)	(1,475)
BRL	19,108	USD	20,985	7/5/2022	HUS	-	(1,877)	(1,877)
BRL	38,216	USD	40,993	7/5/2022	HUS	-	(2,777)	(2,777)
BRL	38,216	USD	40,994	7/5/2022	HUS	-	(2,778)	(2,778)
BRL	38,216	USD	41,069	7/5/2022	HUS	-	(2,853)	(2,853)
BRL	38,216	USD	40,973	7/5/2022	HUS	-	(2,757)	(2,757)
BRL	38,216	USD	41,049	7/5/2022	HUS	-	(2,833)	(2,833)
BRL	38,216	USD	41,112	7/5/2022	HUS	-	(2,896)	(2,896)
BRL	38,216	USD	41,024	7/5/2022	HUS	-	(2,808)	(2,808)
BRL	38,216	USD	41,153	7/5/2022	HUS	-	(2,937)	(2,937)
BRL	38,216	USD	41,385	7/5/2022	HUS	-	(3,169)	(3,169)
BRL	38,216	USD	41,026	7/5/2022	HUS	-	(2,810)	(2,810)
BRL	38,216	USD	41,080	7/5/2022	HUS	-	(2,864)	(2,864)
BRL	38,216	USD	41,107	7/5/2022	HUS	-	(2,891)	(2,891)
BRL	38,216	USD	41,117	7/5/2022	HUS	-	(2,901)	(2,901)
BRL	38,216	USD	41,170	7/5/2022	HUS	-	(2,954)	(2,954)
BRL	57,324	USD	61,435	7/5/2022	HUS	-	(4,111)	(4,111)
BRL	57,324	USD	61,447	7/5/2022	HUS	-	(4,123)	(4,123)
BRL	57,324	USD	61,469	7/5/2022	HUS	-	(4,145)	(4,145)
BRL	57,324	USD	61,696	7/5/2022	HUS	-	(4,372)	(4,372)
BRL	57,324	USD	62,140	7/5/2022	HUS	-	(4,816)	(4,816)
BRL	57,324	USD	61,634	7/5/2022	HUS	-	(4,310)	(4,310)
BRL	57,324	USD	61,660	7/5/2022	HUS	-	(4,336)	(4,336)
BRL	57,324	USD	61,547	7/5/2022	HUS	-	(4,223)	(4,223)
BRL	76,431	USD	81,939	7/5/2022	HUS	-	(5,508)	(5,508)
BRL	76,431	USD	81,870	7/5/2022	HUS	-	(5,439)	(5,439)
BRL	76,431	USD	81,991	7/5/2022	HUS	-	(5,560)	(5,560)
BRL	76,431	USD	81,894	7/5/2022	HUS	-	(5,463)	(5,463)
BRL	76,431	USD	81,936	7/5/2022	HUS	-	(5,505)	(5,505)
BRL	76,431	USD	81,924	7/5/2022	HUS	-	(5,493)	(5,493)
BRL	76,431	USD	82,193	7/5/2022	HUS	-	(5,762)	(5,762)
BRL	76,431	USD	82,089	7/5/2022	HUS	-	(5,658)	(5,658)
BRL	76,431	USD	82,208	7/5/2022	HUS	-	(5,777)	(5,777)
BRL	76,431	USD	84,069	7/5/2022	HUS	-	(7,638)	(7,638)
BRL	76,431	USD	83,515	7/5/2022	HUS	-	(7,084)	(7,084)
BRL	76,431	USD	82,883	7/5/2022	HUS	-	(6,452)	(6,452)
BRL	76,431	USD	83,607	7/5/2022	HUS	-	(7,176)	(7,176)
BRL	76,431	USD	83,557	7/5/2022	HUS	-	(7,126)	(7,126)
BRL	95,539	USD	102,326	7/5/2022	HUS	-	(6,787)	(6,787)
BRL	95,539	USD	102,272	7/5/2022	HUS	-	(6,733)	(6,733)
BRL	95,539	USD	102,492	7/5/2022	HUS	-	(6,953)	(6,953)
BRL	95,539	USD	102,249	7/5/2022	HUS	-	(6,710)	(6,710)
BRL	95,539	USD	102,486	7/5/2022	HUS	-	(6,947)	(6,947)
BRL	95,539	USD	102,682	7/5/2022	HUS	-	(7,143)	(7,143)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	95,539	USD	102,484	7/5/2022	HUS	$-	$(6,945)	$(6,945)
BRL	95,539	USD	102,498	7/5/2022	HUS	-	(6,959)	(6,959)
BRL	95,539	USD	104,876	7/5/2022	HUS	-	(9,337)	(9,337)
BRL	95,539	USD	105,128	7/5/2022	HUS	-	(9,589)	(9,589)
BRL	95,539	USD	104,433	7/5/2022	HUS	-	(8,894)	(8,894)
BRL	95,539	USD	104,618	7/5/2022	HUS	-	(9,079)	(9,079)
BRL	95,539	USD	104,437	7/5/2022	HUS	-	(8,898)	(8,898)
BRL	95,539	USD	103,701	7/5/2022	HUS	-	(8,162)	(8,162)
BRL	95,539	USD	104,181	7/5/2022	HUS	-	(8,642)	(8,642)
BRL	95,539	USD	104,340	7/5/2022	HUS	-	(8,801)	(8,801)
BRL	95,539	USD	104,887	7/5/2022	HUS	-	(9,348)	(9,348)
BRL	104,508	USD	109,648	7/5/2022	HUS	-	(5,140)	(5,140)
BRL	114,647	USD	122,917	7/5/2022	HUS	-	(8,270)	(8,270)
BRL	114,647	USD	122,896	7/5/2022	HUS	-	(8,249)	(8,249)
BRL	114,647	USD	122,920	7/5/2022	HUS	-	(8,273)	(8,273)
BRL	114,647	USD	122,987	7/5/2022	HUS	-	(8,340)	(8,340)
BRL	114,647	USD	123,287	7/5/2022	HUS	-	(8,640)	(8,640)
BRL	114,647	USD	126,229	7/5/2022	HUS	-	(11,582)	(11,582)
BRL	114,647	USD	126,463	7/5/2022	HUS	-	(11,816)	(11,816)
BRL	114,647	USD	126,436	7/5/2022	HUS	-	(11,789)	(11,789)
BRL	114,647	USD	126,105	7/5/2022	HUS	-	(11,458)	(11,458)
BRL	114,647	USD	125,176	7/5/2022	HUS	-	(10,529)	(10,529)
BRL	114,647	USD	125,346	7/5/2022	HUS	-	(10,699)	(10,699)
BRL	133,755	USD	147,144	7/5/2022	HUS	-	(13,389)	(13,389)
BRL	133,755	USD	146,834	7/5/2022	HUS	-	(13,079)	(13,079)
BRL	133,755	USD	145,890	7/5/2022	HUS	-	(12,135)	(12,135)
BRL	133,755	USD	145,989	7/5/2022	HUS	-	(12,234)	(12,234)
BRL	133,755	USD	147,161	7/5/2022	HUS	-	(13,406)	(13,406)
BRL	133,755	USD	146,217	7/5/2022	HUS	-	(12,462)	(12,462)
BRL	133,755	USD	146,351	7/5/2022	HUS	-	(12,596)	(12,596)
BRL	133,755	USD	145,084	7/5/2022	HUS	-	(11,329)	(11,329)
BRL	133,755	USD	146,027	7/5/2022	HUS	-	(12,272)	(12,272)
BRL	133,755	USD	146,324	7/5/2022	HUS	-	(12,569)	(12,569)
BRL	133,755	USD	146,291	7/5/2022	HUS	-	(12,536)	(12,536)
BRL	135,347	USD	140,347	7/5/2022	HUS	-	(5,000)	(5,000)
BRL	138,532	USD	146,878	7/5/2022	HUS	-	(8,346)	(8,346)
BRL	152,863	USD	168,465	7/5/2022	HUS	-	(15,602)	(15,602)
BRL	152,863	USD	168,415	7/5/2022	HUS	-	(15,552)	(15,552)
BRL	152,863	USD	168,306	7/5/2022	HUS	-	(15,443)	(15,443)
BRL	152,863	USD	168,191	7/5/2022	HUS	-	(15,328)	(15,328)
BRL	152,863	USD	165,119	7/5/2022	HUS	-	(12,256)	(12,256)
BRL	154,682	USD	160,234	7/5/2022	HUS	-	(5,552)	(5,552)
BRL	171,971	USD	189,541	7/5/2022	HUS	-	(17,570)	(17,570)
BRL	171,971	USD	189,284	7/5/2022	HUS	-	(17,313)	(17,313)
BRL	171,971	USD	188,948	7/5/2022	HUS	-	(16,977)	(16,977)
BRL	171,971	USD	187,493	7/5/2022	HUS	-	(15,522)	(15,522)
BRL	171,971	USD	189,247	7/5/2022	HUS	-	(17,276)	(17,276)
BRL	171,971	USD	188,897	7/5/2022	HUS	-	(16,926)	(16,926)
BRL	171,971	USD	188,328	7/5/2022	HUS	-	(16,357)	(16,357)
BRL	171,971	USD	187,791	7/5/2022	HUS	-	(15,820)	(15,820)
BRL	171,971	USD	188,305	7/5/2022	HUS	-	(16,334)	(16,334)
BRL	171,971	USD	186,646	7/5/2022	HUS	-	(14,675)	(14,675)
BRL	174,018	USD	180,429	7/5/2022	HUS	-	(6,411)	(6,411)
BRL	174,018	USD	180,353	7/5/2022	HUS	-	(6,335)	(6,335)
BRL	185,459	USD	198,682	7/5/2022	HUS	-	(13,223)	(13,223)
BRL	191,079	USD	209,966	7/5/2022	HUS	-	(18,887)	(18,887)
BRL	191,079	USD	210,024	7/5/2022	HUS	-	(18,945)	(18,945)
BRL	191,079	USD	210,598	7/5/2022	HUS	-	(19,519)	(19,519)
BRL	191,079	USD	208,338	7/5/2022	HUS	-	(17,259)	(17,259)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	191,079	USD	208,460	7/5/2022	HUS	$-	$(17,381)	$(17,381)
BRL	191,079	USD	208,442	7/5/2022	HUS	-	(17,363)	(17,363)
BRL	191,079	USD	210,173	7/5/2022	HUS	-	(19,094)	(19,094)
BRL	191,079	USD	210,320	7/5/2022	HUS	-	(19,241)	(19,241)
BRL	191,079	USD	210,286	7/5/2022	HUS	-	(19,207)	(19,207)
BRL	191,079	USD	210,221	7/5/2022	HUS	-	(19,142)	(19,142)
BRL	191,079	USD	208,425	7/5/2022	HUS	-	(17,346)	(17,346)
BRL	191,079	USD	208,408	7/5/2022	HUS	-	(17,329)	(17,329)
BRL	191,079	USD	209,305	7/5/2022	HUS	-	(18,226)	(18,226)
BRL	191,079	USD	209,512	7/5/2022	HUS	-	(18,433)	(18,433)
BRL	191,079	USD	206,352	7/5/2022	HUS	-	(15,273)	(15,273)
BRL	210,186	USD	229,228	7/5/2022	HUS	-	(19,042)	(19,042)
BRL	210,186	USD	229,135	7/5/2022	HUS	-	(18,949)	(18,949)
BRL	210,186	USD	231,262	7/5/2022	HUS	-	(21,076)	(21,076)
BRL	210,186	USD	229,164	7/5/2022	HUS	-	(18,978)	(18,978)
BRL	210,186	USD	230,048	7/5/2022	HUS	-	(19,862)	(19,862)
BRL	229,294	USD	251,164	7/5/2022	HUS	-	(21,870)	(21,870)
BRL	229,294	USD	250,237	7/5/2022	HUS	-	(20,943)	(20,943)
BRL	229,294	USD	252,226	7/5/2022	HUS	-	(22,932)	(22,932)
BRL	229,294	USD	252,138	7/5/2022	HUS	-	(22,844)	(22,844)
BRL	229,294	USD	250,519	7/5/2022	HUS	-	(21,225)	(21,225)
BRL	229,294	USD	250,284	7/5/2022	HUS	-	(20,990)	(20,990)
BRL	229,294	USD	250,751	7/5/2022	HUS	-	(21,457)	(21,457)
BRL	229,294	USD	250,799	7/5/2022	HUS	-	(21,505)	(21,505)
BRL	229,294	USD	251,179	7/5/2022	HUS	-	(21,885)	(21,885)
BRL	229,294	USD	251,244	7/5/2022	HUS	-	(21,950)	(21,950)
BRL	248,402	USD	270,653	7/5/2022	HUS	-	(22,251)	(22,251)
BRL	248,402	USD	273,397	7/5/2022	HUS	-	(24,995)	(24,995)
BRL	248,402	USD	273,218	7/5/2022	HUS	-	(24,816)	(24,816)
BRL	248,402	USD	272,439	7/5/2022	HUS	-	(24,037)	(24,037)
BRL	248,402	USD	268,232	7/5/2022	HUS	-	(19,830)	(19,830)
BRL	248,402	USD	272,768	7/5/2022	HUS	-	(24,366)	(24,366)
BRL	248,402	USD	268,252	7/5/2022	HUS	-	(19,850)	(19,850)
BRL	267,510	USD	291,661	7/5/2022	HUS	-	(24,151)	(24,151)
BRL	267,510	USD	291,703	7/5/2022	HUS	-	(24,193)	(24,193)
BRL	267,510	USD	291,837	7/5/2022	HUS	-	(24,327)	(24,327)
BRL	267,510	USD	292,428	7/5/2022	HUS	-	(24,918)	(24,918)
BRL	269,898	USD	283,498	7/5/2022	HUS	-	(13,600)	(13,600)
BRL	270,694	USD	280,671	7/5/2022	HUS	-	(9,977)	(9,977)
BRL	270,695	USD	280,585	7/5/2022	HUS	-	(9,890)	(9,890)
BRL	286,618	USD	313,837	7/5/2022	HUS	-	(27,219)	(27,219)
BRL	286,618	USD	315,239	7/5/2022	HUS	-	(28,621)	(28,621)
BRL	286,618	USD	315,358	7/5/2022	HUS	-	(28,740)	(28,740)
BRL	301,370	USD	323,262	7/5/2022	HUS	-	(21,892)	(21,892)
BRL	305,726	USD	334,061	7/5/2022	HUS	-	(28,335)	(28,335)
BRL	324,552	USD	347,674	7/5/2022	HUS	-	(23,122)	(23,122)
BRL	324,834	USD	350,793	7/5/2022	HUS	-	(25,959)	(25,959)
BRL	363,049	USD	397,926	7/5/2022	HUS	-	(34,877)	(34,877)
BRL	363,049	USD	397,576	7/5/2022	HUS	-	(34,527)	(34,527)
BRL	363,049	USD	391,991	7/5/2022	HUS	-	(28,942)	(28,942)
BRL	363,810	USD	376,447	7/5/2022	HUS	-	(12,637)	(12,637)
BRL	370,917	USD	397,476	7/5/2022	HUS	-	(26,559)	(26,559)
BRL	386,707	USD	400,636	7/5/2022	HUS	-	(13,929)	(13,929)
BRL	419,781	USD	434,702	7/5/2022	HUS	-	(14,921)	(14,921)
BRL	420,373	USD	454,188	7/5/2022	HUS	-	(33,815)	(33,815)
BRL	439,481	USD	476,945	7/5/2022	HUS	-	(37,464)	(37,464)
BRL	444,258	USD	479,277	7/5/2022	HUS	-	(35,019)	(35,019)
BRL	458,589	USD	487,843	7/5/2022	HUS	-	(29,254)	(29,254)
BRL	463,647	USD	497,721	7/5/2022	HUS	-	(34,074)	(34,074)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	463,647	USD	497,357	7/5/2022	HUS	$-	$(33,710)	$(33,710)
BRL	464,048	USD	480,678	7/5/2022	HUS	-	(16,630)	(16,630)
BRL	468,142	USD	503,579	7/5/2022	HUS	-	(35,437)	(35,437)
BRL	478,929	USD	497,600	7/5/2022	HUS	-	(18,671)	(18,671)
BRL	496,804	USD	538,108	7/5/2022	HUS	-	(41,304)	(41,304)
BRL	510,011	USD	546,383	7/5/2022	HUS	-	(36,372)	(36,372)
BRL	515,296	USD	542,048	7/5/2022	HUS	-	(26,752)	(26,752)
BRL	515,912	USD	565,153	7/5/2022	HUS	-	(49,241)	(49,241)
BRL	533,194	USD	571,412	7/5/2022	HUS	-	(38,218)	(38,218)
BRL	558,374	USD	602,585	7/5/2022	HUS	-	(44,211)	(44,211)
BRL	573,236	USD	616,232	7/5/2022	HUS	-	(42,996)	(42,996)
BRL	587,567	USD	627,535	7/5/2022	HUS	-	(39,968)	(39,968)
BRL	630,559	USD	680,825	7/5/2022	HUS	-	(50,266)	(50,266)
BRL	630,559	USD	681,031	7/5/2022	HUS	-	(50,472)	(50,472)
BRL	697,967	USD	752,968	7/5/2022	HUS	-	(55,001)	(55,001)
BRL	706,991	USD	765,602	7/5/2022	HUS	-	(58,611)	(58,611)
BRL	780,237	USD	840,953	7/5/2022	HUS	-	(60,716)	(60,716)
BRL	794,458	USD	827,373	7/5/2022	HUS	-	(32,915)	(32,915)
BRL	797,584	USD	825,859	7/5/2022	HUS	-	(28,275)	(28,275)
BRL	809,695	USD	850,767	7/5/2022	HUS	-	(41,072)	(41,072)
BRL	840,746	USD	909,919	7/5/2022	HUS	-	(69,173)	(69,173)
BRL	869,407	USD	935,732	7/5/2022	HUS	-	(66,325)	(66,325)
BRL	924,342	USD	968,447	7/5/2022	HUS	-	(44,105)	(44,105)
BRL	924,342	USD	968,873	7/5/2022	HUS	-	(44,531)	(44,531)
BRL	936,285	USD	1,007,408	7/5/2022	HUS	-	(71,123)	(71,123)
BRL	936,901	USD	985,129	7/5/2022	HUS	-	(48,228)	(48,228)
BRL	974,501	USD	1,025,817	7/5/2022	HUS	-	(51,316)	(51,316)
BRL	974,501	USD	1,053,872	7/5/2022	HUS	-	(79,371)	(79,371)
BRL	977,795	USD	1,017,512	7/5/2022	HUS	-	(39,717)	(39,717)
BRL	979,278	USD	1,020,618	7/5/2022	HUS	-	(41,340)	(41,340)
BRL	1,036,049	USD	1,117,537	7/5/2022	HUS	-	(81,488)	(81,488)
BRL	1,079,594	USD	1,133,198	7/5/2022	HUS	-	(53,604)	(53,604)
BRL	1,120,994	USD	1,165,703	7/5/2022	HUS	-	(44,709)	(44,709)
BRL	1,120,994	USD	1,165,527	7/5/2022	HUS	-	(44,533)	(44,533)
BRL	1,120,994	USD	1,165,997	7/5/2022	HUS	-	(45,003)	(45,003)
BRL	1,146,471	USD	1,235,442	7/5/2022	HUS	-	(88,971)	(88,971)
BRL	1,175,718	USD	1,233,264	7/5/2022	HUS	-	(57,546)	(57,546)
BRL	1,185,239	USD	1,277,540	7/5/2022	HUS	-	(92,301)	(92,301)
BRL	1,215,737	USD	1,272,907	7/5/2022	HUS	-	(57,170)	(57,170)
BRL	1,215,737	USD	1,273,549	7/5/2022	HUS	-	(57,812)	(57,812)
BRL	1,254,749	USD	1,354,242	7/5/2022	HUS	-	(99,493)	(99,493)
BRL	1,294,152	USD	1,415,478	7/5/2022	HUS	-	(121,326)	(121,326)
BRL	1,318,442	USD	1,369,790	7/5/2022	HUS	-	(51,348)	(51,348)
BRL	1,351,198	USD	1,426,327	7/5/2022	HUS	-	(75,129)	(75,129)
BRL	1,364,358	USD	1,474,084	7/5/2022	HUS	-	(109,726)	(109,726)
BRL	1,370,989	USD	1,470,620	7/5/2022	HUS	-	(99,631)	(99,631)
BRL	1,381,225	USD	1,458,694	7/5/2022	HUS	-	(77,469)	(77,469)
BRL	1,404,427	USD	1,473,037	7/5/2022	HUS	-	(68,610)	(68,610)
BRL	1,457,379	USD	1,593,109	7/5/2022	HUS	-	(135,730)	(135,730)
BRL	1,492,266	USD	1,612,112	7/5/2022	HUS	-	(119,846)	(119,846)
BRL	1,640,887	USD	1,710,174	7/5/2022	HUS	-	(69,287)	(69,287)
BRL	1,640,887	USD	1,709,561	7/5/2022	HUS	-	(68,674)	(68,674)
BRL	1,642,043	USD	1,704,968	7/5/2022	HUS	-	(62,925)	(62,925)
BRL	1,700,599	USD	1,774,895	7/5/2022	HUS	-	(74,296)	(74,296)
BRL	1,700,599	USD	1,772,933	7/5/2022	HUS	-	(72,334)	(72,334)
BRL	1,700,599	USD	1,773,205	7/5/2022	HUS	-	(72,606)	(72,606)
BRL	1,713,338	USD	1,778,526	7/5/2022	HUS	-	(65,188)	(65,188)
BRL	1,769,865	USD	1,793,704	7/5/2022	HUS	-	(23,839)	(23,839)
BRL	1,882,124	USD	2,011,292	7/5/2022	HUS	-	(129,168)	(129,168)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	1,925,116	USD	2,075,300	7/5/2022	HUS	$-	$(150,184)	$(150,184)
BRL	2,025,433	USD	2,157,362	7/5/2022	HUS	-	(131,929)	(131,929)
BRL	2,025,433	USD	2,165,958	7/5/2022	HUS	-	(140,525)	(140,525)
BRL	2,025,433	USD	2,157,471	7/5/2022	HUS	-	(132,038)	(132,038)
BRL	2,030,210	USD	2,179,176	7/5/2022	HUS	-	(148,966)	(148,966)
BRL	2,044,540	USD	2,155,810	7/5/2022	HUS	-	(111,270)	(111,270)
BRL	2,092,310	USD	2,185,140	7/5/2022	HUS	-	(92,830)	(92,830)
BRL	2,092,310	USD	2,182,929	7/5/2022	HUS	-	(90,619)	(90,619)
BRL	2,101,864	USD	2,196,227	7/5/2022	HUS	-	(94,363)	(94,363)
BRL	2,101,864	USD	2,235,141	7/5/2022	HUS	-	(133,277)	(133,277)
BRL	2,101,864	USD	2,267,200	7/5/2022	HUS	-	(165,336)	(165,336)
BRL	2,197,403	USD	2,367,346	7/5/2022	HUS	-	(169,943)	(169,943)
BRL	2,216,511	USD	2,388,419	7/5/2022	HUS	-	(171,908)	(171,908)
BRL	2,240,396	USD	2,334,411	7/5/2022	HUS	-	(94,015)	(94,015)
BRL	2,245,173	USD	2,419,292	7/5/2022	HUS	-	(174,119)	(174,119)
BRL	2,259,504	USD	2,409,025	7/5/2022	HUS	-	(149,521)	(149,521)
BRL	2,283,389	USD	2,440,091	7/5/2022	HUS	-	(156,702)	(156,702)
BRL	2,359,820	USD	2,479,566	7/5/2022	HUS	-	(119,746)	(119,746)
BRL	2,388,482	USD	2,513,801	7/5/2022	HUS	-	(125,319)	(125,319)
BRL	2,585,930	USD	2,683,163	7/5/2022	HUS	-	(97,233)	(97,233)
BRL	2,765,862	USD	2,930,666	7/5/2022	HUS	-	(164,804)	(164,804)
BRL	3,038,149	USD	3,341,097	7/5/2022	HUS	-	(302,948)	(302,948)
BRL	3,095,472	USD	3,315,835	7/5/2022	HUS	-	(220,363)	(220,363)
BRL	3,496,737	USD	3,570,857	7/5/2022	HUS	-	(74,120)	(74,120)
BRL	5,116,425	USD	5,227,917	7/5/2022	HUS	-	(111,492)	(111,492)
BRL	5,116,425	USD	5,244,361	7/5/2022	HUS	-	(127,936)	(127,936)
BRL	5,309,595	USD	5,413,069	7/5/2022	HUS	-	(103,474)	(103,474)
BRL	7,718,979	USD	7,888,269	7/5/2022	HUS	-	(169,290)	(169,290)
BRL	8,759,359	USD	9,424,821	7/5/2022	HUS	-	(665,462)	(665,462)
BRL	8,759,359	USD	9,398,214	7/5/2022	HUS	-	(638,855)	(638,855)
BRL	8,759,359	USD	9,405,561	7/5/2022	HUS	-	(646,202)	(646,202)
BRL	11,937,632	USD	12,878,018	7/5/2022	HUS	-	(940,386)	(940,386)
BRL	14,426,430	USD	15,555,240	7/5/2022	HUS	-	(1,128,810)	(1,128,810)
BRL	21,544,106	USD	23,229,582	7/5/2022	HUS	-	(1,685,476)	(1,685,476)
USD	73,095,138	BRL	72,552,523	7/5/2022	HUS	542,615	-	542,615
USD	11,813,727	BRL	11,701,650	7/5/2022	HUS	112,077	-	112,077
USD	7,395,412	BRL	7,329,773	7/5/2022	HUS	65,639	-	65,639
USD	6,569,007	BRL	6,539,663	7/5/2022	HUS	29,344	-	29,344
USD	5,279,048	BRL	5,235,552	7/5/2022	HUS	43,496	-	43,496
USD	3,677,529	BRL	3,611,384	7/5/2022	HUS	66,145	-	66,145
USD	3,118,194	BRL	3,047,703	7/5/2022	HUS	70,491	-	70,491
USD	3,119,371	BRL	3,047,703	7/5/2022	HUS	71,668	-	71,668
USD	2,977,687	BRL	2,929,871	7/5/2022	HUS	47,816	-	47,816
USD	2,904,934	BRL	2,875,732	7/5/2022	HUS	29,202	-	29,202
USD	2,898,746	BRL	2,875,732	7/5/2022	HUS	23,014	-	23,014
USD	2,908,853	BRL	2,850,892	7/5/2022	HUS	57,961	-	57,961
USD	2,908,048	BRL	2,850,892	7/5/2022	HUS	57,156	-	57,156
USD	2,908,405	BRL	2,850,892	7/5/2022	HUS	57,513	-	57,513
USD	2,910,249	BRL	2,850,892	7/5/2022	HUS	59,357	-	59,357
USD	2,911,242	BRL	2,850,892	7/5/2022	HUS	60,350	-	60,350
USD	2,830,056	BRL	2,783,377	7/5/2022	HUS	46,679	-	46,679
USD	2,783,036	BRL	2,736,245	7/5/2022	HUS	46,791	-	46,791
USD	2,781,009	BRL	2,736,245	7/5/2022	HUS	44,764	-	44,764
USD	2,780,178	BRL	2,736,245	7/5/2022	HUS	43,933	-	43,933
USD	2,781,415	BRL	2,736,245	7/5/2022	HUS	45,170	-	45,170
USD	2,781,279	BRL	2,736,245	7/5/2022	HUS	45,034	-	45,034
USD	2,557,762	BRL	2,515,868	7/5/2022	HUS	41,894	-	41,894
USD	2,557,539	BRL	2,515,868	7/5/2022	HUS	41,671	-	41,671
USD	2,529,315	BRL	2,490,390	7/5/2022	HUS	38,925	-	38,925

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	2,529,315	BRL	2,490,390	7/5/2022	HUS	$38,925	$-	$38,925
USD	2,400,893	BRL	2,378,928	7/5/2022	HUS	21,965	-	21,965
USD	2,280,800	BRL	2,219,377	7/5/2022	HUS	61,423	-	61,423
USD	2,151,501	BRL	2,097,087	7/5/2022	HUS	54,414	-	54,414
USD	2,153,105	BRL	2,097,087	7/5/2022	HUS	56,018	-	56,018
USD	2,152,429	BRL	2,097,087	7/5/2022	HUS	55,342	-	55,342
USD	2,028,280	BRL	1,949,001	7/5/2022	HUS	79,279	-	79,279
USD	2,028,482	BRL	1,949,001	7/5/2022	HUS	79,481	-	79,481
USD	2,027,978	BRL	1,949,001	7/5/2022	HUS	78,977	-	78,977
USD	2,029,390	BRL	1,949,001	7/5/2022	HUS	80,389	-	80,389
USD	1,970,735	BRL	1,942,632	7/5/2022	HUS	28,103	-	28,103
USD	1,969,307	BRL	1,942,632	7/5/2022	HUS	26,675	-	26,675
USD	1,971,977	BRL	1,942,632	7/5/2022	HUS	29,345	-	29,345
USD	1,919,753	BRL	1,891,678	7/5/2022	HUS	28,075	-	28,075
USD	1,919,528	BRL	1,891,678	7/5/2022	HUS	27,850	-	27,850
USD	1,834,827	BRL	1,805,692	7/5/2022	HUS	29,135	-	29,135
USD	1,836,128	BRL	1,805,692	7/5/2022	HUS	30,436	-	30,436
USD	1,794,642	BRL	1,777,030	7/5/2022	HUS	17,612	-	17,612
USD	1,757,905	BRL	1,706,331	7/5/2022	HUS	51,574	-	51,574
USD	1,753,848	BRL	1,706,331	7/5/2022	HUS	47,517	-	47,517
USD	1,668,246	BRL	1,657,606	7/5/2022	HUS	10,640	-	10,640
USD	1,367,275	BRL	1,356,658	7/5/2022	HUS	10,617	-	10,617
USD	1,336,653	BRL	1,320,034	7/5/2022	HUS	16,619	-	16,619
USD	1,261,161	BRL	1,237,234	7/5/2022	HUS	23,927	-	23,927
USD	1,234,309	BRL	1,222,903	7/5/2022	HUS	11,406	-	11,406
USD	1,204,661	BRL	1,189,464	7/5/2022	HUS	15,197	-	15,197
USD	1,051,118	BRL	1,038,194	7/5/2022	HUS	12,924	-	12,924
USD	1,051,457	BRL	1,038,193	7/5/2022	HUS	13,264	-	13,264
USD	1,030,417	BRL	1,022,270	7/5/2022	HUS	8,147	-	8,147
USD	1,001,033	BRL	984,055	7/5/2022	HUS	16,978	-	16,978
USD	1,001,428	BRL	984,055	7/5/2022	HUS	17,373	-	17,373
USD	943,347	BRL	929,916	7/5/2022	HUS	13,431	-	13,431
USD	943,255	BRL	929,916	7/5/2022	HUS	13,339	-	13,339
USD	943,895	BRL	929,915	7/5/2022	HUS	13,980	-	13,980
USD	872,248	BRL	821,638	7/5/2022	HUS	50,610	-	50,610
USD	845,159	BRL	812,084	7/5/2022	HUS	33,075	-	33,075
USD	845,537	BRL	812,084	7/5/2022	HUS	33,453	-	33,453
USD	845,159	BRL	812,084	7/5/2022	HUS	33,075	-	33,075
USD	792,931	BRL	783,422	7/5/2022	HUS	9,509	-	9,509
USD	785,609	BRL	769,091	7/5/2022	HUS	16,518	-	16,518
USD	761,730	BRL	733,264	7/5/2022	HUS	28,466	-	28,466
USD	762,802	BRL	733,264	7/5/2022	HUS	29,538	-	29,538
USD	762,333	BRL	733,264	7/5/2022	HUS	29,069	-	29,069
USD	762,712	BRL	733,264	7/5/2022	HUS	29,448	-	29,448
USD	678,370	BRL	651,790	7/5/2022	HUS	26,580	-	26,580
USD	677,641	BRL	651,790	7/5/2022	HUS	25,851	-	25,851
USD	677,952	BRL	651,790	7/5/2022	HUS	26,162	-	26,162
USD	580,170	BRL	558,374	7/5/2022	HUS	21,796	-	21,796
USD	579,991	BRL	558,374	7/5/2022	HUS	21,617	-	21,617
USD	580,049	BRL	558,374	7/5/2022	HUS	21,675	-	21,675
USD	467,167	BRL	458,589	7/5/2022	HUS	8,578	-	8,578
USD	388,996	BRL	382,157	7/5/2022	HUS	6,839	-	6,839
USD	369,946	BRL	363,049	7/5/2022	HUS	6,897	-	6,897
USD	349,988	BRL	343,941	7/5/2022	HUS	6,047	-	6,047
USD	350,133	BRL	343,941	7/5/2022	HUS	6,192	-	6,192
USD	330,495	BRL	324,834	7/5/2022	HUS	5,661	-	5,661
USD	311,233	BRL	305,726	7/5/2022	HUS	5,507	-	5,507
USD	311,303	BRL	305,726	7/5/2022	HUS	5,577	-	5,577
USD	311,212	BRL	305,726	7/5/2022	HUS	5,486	-	5,486

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	311,645	BRL	305,726	7/5/2022	HUS	$5,919	$-	$5,919
USD	291,835	BRL	286,618	7/5/2022	HUS	5,217	-	5,217
USD	291,802	BRL	286,618	7/5/2022	HUS	5,184	-	5,184
USD	291,132	BRL	286,618	7/5/2022	HUS	4,514	-	4,514
USD	278,701	BRL	267,510	7/5/2022	HUS	11,191	-	11,191
USD	272,653	BRL	267,510	7/5/2022	HUS	5,143	-	5,143
USD	258,954	BRL	248,402	7/5/2022	HUS	10,552	-	10,552
USD	258,902	BRL	248,402	7/5/2022	HUS	10,500	-	10,500
USD	252,997	BRL	248,402	7/5/2022	HUS	4,595	-	4,595
USD	253,273	BRL	248,402	7/5/2022	HUS	4,871	-	4,871
USD	252,294	BRL	248,402	7/5/2022	HUS	3,892	-	3,892
USD	239,029	BRL	229,294	7/5/2022	HUS	9,735	-	9,735
USD	239,077	BRL	229,294	7/5/2022	HUS	9,783	-	9,783
USD	233,499	BRL	229,294	7/5/2022	HUS	4,205	-	4,205
USD	233,591	BRL	229,294	7/5/2022	HUS	4,297	-	4,297
USD	233,475	BRL	229,294	7/5/2022	HUS	4,181	-	4,181
USD	219,209	BRL	210,186	7/5/2022	HUS	9,023	-	9,023
USD	199,077	BRL	191,079	7/5/2022	HUS	7,998	-	7,998
USD	194,303	BRL	191,079	7/5/2022	HUS	3,224	-	3,224
USD	194,060	BRL	191,079	7/5/2022	HUS	2,981	-	2,981
USD	194,281	BRL	191,079	7/5/2022	HUS	3,202	-	3,202
USD	179,319	BRL	171,971	7/5/2022	HUS	7,348	-	7,348
USD	175,060	BRL	171,971	7/5/2022	HUS	3,089	-	3,089
USD	175,120	BRL	171,971	7/5/2022	HUS	3,149	-	3,149
USD	175,124	BRL	171,971	7/5/2022	HUS	3,153	-	3,153
USD	175,220	BRL	171,971	7/5/2022	HUS	3,249	-	3,249
USD	174,588	BRL	171,971	7/5/2022	HUS	2,617	-	2,617
USD	174,419	BRL	171,971	7/5/2022	HUS	2,448	-	2,448
USD	159,522	BRL	152,863	7/5/2022	HUS	6,659	-	6,659
USD	159,547	BRL	152,863	7/5/2022	HUS	6,684	-	6,684
USD	155,788	BRL	152,863	7/5/2022	HUS	2,925	-	2,925
USD	155,447	BRL	152,863	7/5/2022	HUS	2,584	-	2,584
USD	155,407	BRL	152,863	7/5/2022	HUS	2,544	-	2,544
USD	155,021	BRL	152,863	7/5/2022	HUS	2,158	-	2,158
USD	139,754	BRL	133,755	7/5/2022	HUS	5,999	-	5,999
USD	136,230	BRL	133,755	7/5/2022	HUS	2,475	-	2,475
USD	135,880	BRL	133,755	7/5/2022	HUS	2,125	-	2,125
USD	136,015	BRL	133,755	7/5/2022	HUS	2,260	-	2,260
USD	135,993	BRL	133,755	7/5/2022	HUS	2,238	-	2,238
USD	135,740	BRL	133,755	7/5/2022	HUS	1,985	-	1,985
USD	135,775	BRL	133,755	7/5/2022	HUS	2,020	-	2,020
USD	136,015	BRL	133,755	7/5/2022	HUS	2,260	-	2,260
USD	135,783	BRL	133,755	7/5/2022	HUS	2,028	-	2,028
USD	122,205	BRL	114,647	7/5/2022	HUS	7,558	-	7,558
USD	122,031	BRL	114,647	7/5/2022	HUS	7,384	-	7,384
USD	119,507	BRL	114,647	7/5/2022	HUS	4,860	-	4,860
USD	119,378	BRL	114,647	7/5/2022	HUS	4,731	-	4,731
USD	119,715	BRL	114,647	7/5/2022	HUS	5,068	-	5,068
USD	119,729	BRL	114,647	7/5/2022	HUS	5,082	-	5,082
USD	116,654	BRL	114,647	7/5/2022	HUS	2,007	-	2,007
USD	116,530	BRL	114,647	7/5/2022	HUS	1,883	-	1,883
USD	116,622	BRL	114,647	7/5/2022	HUS	1,975	-	1,975
USD	101,558	BRL	95,539	7/5/2022	HUS	6,019	-	6,019
USD	99,675	BRL	95,539	7/5/2022	HUS	4,136	-	4,136
USD	99,645	BRL	95,539	7/5/2022	HUS	4,106	-	4,106
USD	99,705	BRL	95,539	7/5/2022	HUS	4,166	-	4,166
USD	99,824	BRL	95,539	7/5/2022	HUS	4,285	-	4,285
USD	101,754	BRL	95,539	7/5/2022	HUS	6,215	-	6,215
USD	97,053	BRL	95,539	7/5/2022	HUS	1,514	-	1,514

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	97,010	BRL	95,539	7/5/2022	HUS	$1,471	$-	$1,471
USD	96,902	BRL	95,539	7/5/2022	HUS	1,363	-	1,363
USD	97,080	BRL	95,539	7/5/2022	HUS	1,541	-	1,541
USD	96,979	BRL	95,539	7/5/2022	HUS	1,440	-	1,440
USD	81,437	BRL	76,431	7/5/2022	HUS	5,006	-	5,006
USD	81,379	BRL	76,431	7/5/2022	HUS	4,948	-	4,948
USD	81,214	BRL	76,431	7/5/2022	HUS	4,783	-	4,783
USD	79,724	BRL	76,431	7/5/2022	HUS	3,293	-	3,293
USD	81,500	BRL	76,431	7/5/2022	HUS	5,069	-	5,069
USD	81,483	BRL	76,431	7/5/2022	HUS	5,052	-	5,052
USD	77,733	BRL	76,431	7/5/2022	HUS	1,302	-	1,302
USD	77,647	BRL	76,431	7/5/2022	HUS	1,216	-	1,216
USD	77,595	BRL	76,431	7/5/2022	HUS	1,164	-	1,164
USD	77,725	BRL	76,431	7/5/2022	HUS	1,294	-	1,294
USD	77,699	BRL	76,431	7/5/2022	HUS	1,268	-	1,268
USD	77,536	BRL	76,431	7/5/2022	HUS	1,105	-	1,105
USD	77,548	BRL	76,431	7/5/2022	HUS	1,117	-	1,117
USD	60,855	BRL	57,324	7/5/2022	HUS	3,531	-	3,531
USD	61,011	BRL	57,324	7/5/2022	HUS	3,687	-	3,687
USD	60,859	BRL	57,324	7/5/2022	HUS	3,535	-	3,535
USD	60,834	BRL	57,324	7/5/2022	HUS	3,510	-	3,510
USD	61,064	BRL	57,324	7/5/2022	HUS	3,740	-	3,740
USD	58,186	BRL	57,324	7/5/2022	HUS	862	-	862
USD	58,298	BRL	57,324	7/5/2022	HUS	974	-	974
USD	58,198	BRL	57,324	7/5/2022	HUS	874	-	874
USD	58,177	BRL	57,324	7/5/2022	HUS	853	-	853
USD	58,237	BRL	57,324	7/5/2022	HUS	913	-	913
USD	40,562	BRL	38,216	7/5/2022	HUS	2,346	-	2,346
USD	40,595	BRL	38,216	7/5/2022	HUS	2,379	-	2,379
USD	40,693	BRL	38,216	7/5/2022	HUS	2,477	-	2,477
USD	40,586	BRL	38,216	7/5/2022	HUS	2,370	-	2,370
USD	40,555	BRL	38,216	7/5/2022	HUS	2,339	-	2,339
USD	40,616	BRL	38,216	7/5/2022	HUS	2,400	-	2,400
USD	40,604	BRL	38,216	7/5/2022	HUS	2,388	-	2,388
USD	40,548	BRL	38,216	7/5/2022	HUS	2,332	-	2,332
USD	40,600	BRL	38,216	7/5/2022	HUS	2,384	-	2,384
USD	40,728	BRL	38,216	7/5/2022	HUS	2,512	-	2,512
USD	20,299	BRL	19,108	7/5/2022	HUS	1,191	-	1,191
USD	20,360	BRL	19,108	7/5/2022	HUS	1,252	-	1,252
USD	20,333	BRL	19,108	7/5/2022	HUS	1,225	-	1,225
USD	20,291	BRL	19,108	7/5/2022	HUS	1,183	-	1,183
USD	20,292	BRL	19,108	7/5/2022	HUS	1,184	-	1,184
CNY	10,381,987	USD	10,356,734	7/8/2022	HUS	25,253	-	25,253
USD	8,761,263	CNY	8,738,795	7/8/2022	HUS	22,468	-	22,468
USD	444,365	CNY	448,143	7/8/2022	HUS	-	(3,778)	(3,778)
USD	444,135	CNY	448,143	7/8/2022	HUS	-	(4,008)	(4,008)
USD	222,051	CNY	224,072	7/8/2022	HUS	-	(2,021)	(2,021)
USD	222,078	CNY	224,072	7/8/2022	HUS	-	(1,994)	(1,994)
USD	149,512	CNY	149,381	7/8/2022	HUS	131	-	131
USD	74,757	CNY	74,691	7/8/2022	HUS	66	-	66
USD	74,762	CNY	74,691	7/8/2022	HUS	71	-	71
KRW	1,617,454	USD	1,626,986	7/13/2022	HUS	-	(9,532)	(9,532)
USD	47,785,289	KRW	45,596,802	7/13/2022	HUS	2,188,487	-	2,188,487
USD	3,824,756	KRW	3,697,038	7/13/2022	HUS	127,718	-	127,718
USD	315,741	KRW	308,086	7/13/2022	HUS	7,655	-	7,655
USD	315,923	KRW	308,086	7/13/2022	HUS	7,837	-	7,837
USD	315,842	KRW	308,087	7/13/2022	HUS	7,755	-	7,755
USD	237,827	KRW	231,065	7/13/2022	HUS	6,762	-	6,762
USD	157,854	KRW	154,043	7/13/2022	HUS	3,811	-	3,811

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	157,855	KRW	154,043	7/13/2022	HUS	$3,812	$-	$3,812
EUR	32,298,413	USD	32,608,608	7/14/2022	HUS	-	(310,195)	(310,195)
USD	41,210,024	EUR	41,142,912	7/14/2022	HUS	67,112	-	67,112
USD	22,833,829	KRW	22,160,001	7/14/2022	HUS	673,828	-	673,828
PHP	545,506	USD	544,781	7/20/2022	HUS	725	-	725
USD	3,083,438	PHP	3,000,282	7/20/2022	HUS	83,156	-	83,156
USD	2,581,869	PHP	2,500,235	7/20/2022	HUS	81,634	-	81,634
USD	1,774,507	PHP	1,727,435	7/20/2022	HUS	47,072	-	47,072
USD	1,680,892	PHP	1,636,517	7/20/2022	HUS	44,375	-	44,375
USD	1,611,911	PHP	1,591,059	7/20/2022	HUS	20,852	-	20,852
USD	1,596,784	PHP	1,545,600	7/20/2022	HUS	51,184	-	51,184
USD	1,553,351	PHP	1,500,141	7/20/2022	HUS	53,210	-	53,210
USD	1,549,296	PHP	1,500,141	7/20/2022	HUS	49,155	-	49,155
USD	1,448,111	PHP	1,409,223	7/20/2022	HUS	38,888	-	38,888
USD	1,458,110	PHP	1,409,223	7/20/2022	HUS	48,887	-	48,887
USD	1,427,553	PHP	1,409,223	7/20/2022	HUS	18,330	-	18,330
USD	1,401,109	PHP	1,363,764	7/20/2022	HUS	37,345	-	37,345
USD	1,400,450	PHP	1,363,764	7/20/2022	HUS	36,686	-	36,686
USD	1,366,533	PHP	1,318,306	7/20/2022	HUS	48,227	-	48,227
USD	1,308,167	PHP	1,272,847	7/20/2022	HUS	35,320	-	35,320
USD	1,268,320	PHP	1,227,388	7/20/2022	HUS	40,932	-	40,932
USD	1,261,470	PHP	1,227,388	7/20/2022	HUS	34,082	-	34,082
USD	1,261,211	PHP	1,227,388	7/20/2022	HUS	33,823	-	33,823
USD	1,211,308	PHP	1,181,929	7/20/2022	HUS	29,379	-	29,379
USD	1,176,481	PHP	1,136,470	7/20/2022	HUS	40,011	-	40,011
USD	1,126,270	PHP	1,091,012	7/20/2022	HUS	35,258	-	35,258
USD	1,120,423	PHP	1,091,012	7/20/2022	HUS	29,411	-	29,411
USD	1,121,286	PHP	1,091,012	7/20/2022	HUS	30,274	-	30,274
USD	1,081,600	PHP	1,045,553	7/20/2022	HUS	36,047	-	36,047
USD	1,026,752	PHP	1,000,094	7/20/2022	HUS	26,658	-	26,658
USD	1,024,699	PHP	1,000,094	7/20/2022	HUS	24,605	-	24,605
USD	1,035,860	PHP	1,000,094	7/20/2022	HUS	35,766	-	35,766
USD	939,549	PHP	909,176	7/20/2022	HUS	30,373	-	30,373
USD	938,176	PHP	909,176	7/20/2022	HUS	29,000	-	29,000
USD	937,972	PHP	909,176	7/20/2022	HUS	28,796	-	28,796
USD	939,779	PHP	909,176	7/20/2022	HUS	30,603	-	30,603
USD	932,036	PHP	909,176	7/20/2022	HUS	22,860	-	22,860
USD	932,001	PHP	909,176	7/20/2022	HUS	22,825	-	22,825
USD	915,281	PHP	909,176	7/20/2022	HUS	6,105	-	6,105
USD	892,774	PHP	863,718	7/20/2022	HUS	29,056	-	29,056
USD	887,204	PHP	863,718	7/20/2022	HUS	23,486	-	23,486
USD	844,341	PHP	818,259	7/20/2022	HUS	26,082	-	26,082
USD	845,801	PHP	818,259	7/20/2022	HUS	27,542	-	27,542
USD	797,463	PHP	772,800	7/20/2022	HUS	24,663	-	24,663
USD	794,296	PHP	772,800	7/20/2022	HUS	21,496	-	21,496
USD	784,848	PHP	772,800	7/20/2022	HUS	12,048	-	12,048
USD	706,196	PHP	681,882	7/20/2022	HUS	24,314	-	24,314
USD	653,887	PHP	636,423	7/20/2022	HUS	17,464	-	17,464
USD	610,951	PHP	590,965	7/20/2022	HUS	19,986	-	19,986
USD	611,039	PHP	590,965	7/20/2022	HUS	20,074	-	20,074
USD	610,719	PHP	590,965	7/20/2022	HUS	19,754	-	19,754
USD	609,917	PHP	590,965	7/20/2022	HUS	18,952	-	18,952
USD	597,526	PHP	590,965	7/20/2022	HUS	6,561	-	6,561
USD	503,488	PHP	500,047	7/20/2022	HUS	3,441	-	3,441
USD	458,685	PHP	454,588	7/20/2022	HUS	4,097	-	4,097
USD	423,059	PHP	409,129	7/20/2022	HUS	13,930	-	13,930
USD	373,972	PHP	363,671	7/20/2022	HUS	10,301	-	10,301
USD	376,138	PHP	363,671	7/20/2022	HUS	12,467	-	12,467
USD	329,745	PHP	318,212	7/20/2022	HUS	11,533	-	11,533

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	327,101	PHP	318,212	7/20/2022	HUS	$8,889	$-	$8,889
USD	326,926	PHP	318,212	7/20/2022	HUS	8,714	-	8,714
USD	329,115	PHP	318,212	7/20/2022	HUS	10,903	-	10,903
USD	282,204	PHP	272,753	7/20/2022	HUS	9,451	-	9,451
USD	235,187	PHP	227,294	7/20/2022	HUS	7,893	-	7,893
USD	233,513	PHP	227,294	7/20/2022	HUS	6,219	-	6,219
USD	233,702	PHP	227,294	7/20/2022	HUS	6,408	-	6,408
USD	233,789	PHP	227,294	7/20/2022	HUS	6,495	-	6,495
USD	186,839	PHP	181,835	7/20/2022	HUS	5,004	-	5,004
USD	186,914	PHP	181,835	7/20/2022	HUS	5,079	-	5,079
USD	140,273	PHP	136,376	7/20/2022	HUS	3,897	-	3,897
USD	138,504	PHP	136,376	7/20/2022	HUS	2,128	-	2,128
USD	137,374	PHP	136,376	7/20/2022	HUS	998	-	998
CNY	74,688	USD	74,637	7/25/2022	HUS	51	-	51
CNY	149,376	USD	149,300	7/25/2022	HUS	76	-	76
CNY	149,376	USD	149,227	7/25/2022	HUS	149	-	149
COP	220,793	USD	229,283	7/25/2022	HUS	-	(8,490)	(8,490)
COP	244,202	USD	266,528	7/25/2022	HUS	-	(22,326)	(22,326)
COP	244,202	USD	266,056	7/25/2022	HUS	-	(21,854)	(21,854)
COP	441,585	USD	458,876	7/25/2022	HUS	-	(17,291)	(17,291)
COP	610,506	USD	665,710	7/25/2022	HUS	-	(55,204)	(55,204)
COP	610,506	USD	665,185	7/25/2022	HUS	-	(54,679)	(54,679)
COP	610,506	USD	665,187	7/25/2022	HUS	-	(54,681)	(54,681)
COP	663,978	USD	722,936	7/25/2022	HUS	-	(58,958)	(58,958)
COP	663,978	USD	722,049	7/25/2022	HUS	-	(58,071)	(58,071)
COP	772,775	USD	803,105	7/25/2022	HUS	-	(30,330)	(30,330)
COP	772,775	USD	802,919	7/25/2022	HUS	-	(30,144)	(30,144)
CNY	821,570	USD	822,578	7/25/2022	HUS	-	(1,008)	(1,008)
COP	1,071,393	USD	1,167,961	7/25/2022	HUS	-	(96,568)	(96,568)
COP	1,079,964	USD	1,174,735	7/25/2022	HUS	-	(94,771)	(94,771)
COP	1,079,964	USD	1,175,465	7/25/2022	HUS	-	(95,501)	(95,501)
COP	1,151,962	USD	1,221,029	7/25/2022	HUS	-	(69,067)	(69,067)
COP	1,151,962	USD	1,220,886	7/25/2022	HUS	-	(68,924)	(68,924)
CNY	1,195,010	USD	1,196,170	7/25/2022	HUS	-	(1,160)	(1,160)
CNY	1,195,010	USD	1,196,535	7/25/2022	HUS	-	(1,525)	(1,525)
CNY	1,269,698	USD	1,270,526	7/25/2022	HUS	-	(828)	(828)
COP	1,328,528	USD	1,448,053	7/25/2022	HUS	-	(119,525)	(119,525)
COP	2,159,929	USD	2,275,106	7/25/2022	HUS	-	(115,177)	(115,177)
COP	2,783,908	USD	3,047,419	7/25/2022	HUS	-	(263,511)	(263,511)
COP	3,023,900	USD	3,321,033	7/25/2022	HUS	-	(297,133)	(297,133)
COP	3,071,899	USD	3,226,360	7/25/2022	HUS	-	(154,461)	(154,461)
USD	9,508,351	CNY	9,485,394	7/25/2022	HUS	22,957	-	22,957
USD	4,947,556	COP	4,799,842	7/25/2022	HUS	147,714	-	147,714
USD	3,073,872	COP	2,975,902	7/25/2022	HUS	97,970	-	97,970
USD	2,873,421	COP	2,783,908	7/25/2022	HUS	89,513	-	89,513
USD	2,677,507	COP	2,639,913	7/25/2022	HUS	37,594	-	37,594
USD	2,559,459	COP	2,543,916	7/25/2022	HUS	15,543	-	15,543
USD	2,415,517	COP	2,399,921	7/25/2022	HUS	15,596	-	15,596
USD	2,269,178	COP	2,255,926	7/25/2022	HUS	13,252	-	13,252
USD	1,300,813	COP	1,295,957	7/25/2022	HUS	4,856	-	4,856
USD	1,037,630	COP	1,031,966	7/25/2022	HUS	5,664	-	5,664
USD	1,037,379	COP	1,031,966	7/25/2022	HUS	5,413	-	5,413
USD	965,640	CNY	970,946	7/25/2022	HUS	-	(5,306)	(5,306)
USD	374,505	CNY	373,441	7/25/2022	HUS	1,064	-	1,064
USD	297,708	CNY	298,753	7/25/2022	HUS	-	(1,045)	(1,045)
USD	4,900,222	PHP	4,772,695	7/27/2022	HUS	127,527	-	127,527
CLP	108,415	USD	122,142	7/28/2022	HUS	-	(13,727)	(13,727)
CLP	325,244	USD	364,484	7/28/2022	HUS	-	(39,240)	(39,240)
CLP	360,597	USD	401,372	7/28/2022	HUS	-	(40,775)	(40,775)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	445,071	USD	491,409	7/28/2022	HUS	$-	$(46,338)	$(46,338)
CLP	445,071	USD	491,291	7/28/2022	HUS	-	(46,220)	(46,220)
CLP	445,071	USD	491,409	7/28/2022	HUS	-	(46,338)	(46,338)
CLP	487,867	USD	549,525	7/28/2022	HUS	-	(61,658)	(61,658)
CLP	537,101	USD	597,409	7/28/2022	HUS	-	(60,308)	(60,308)
CLP	593,428	USD	655,142	7/28/2022	HUS	-	(61,714)	(61,714)
CLP	596,281	USD	671,247	7/28/2022	HUS	-	(74,966)	(74,966)
CLP	596,281	USD	671,690	7/28/2022	HUS	-	(75,409)	(75,409)
CLP	600,451	USD	658,577	7/28/2022	HUS	-	(58,126)	(58,126)
CLP	604,238	USD	671,663	7/28/2022	HUS	-	(67,425)	(67,425)
CLP	617,130	USD	684,632	7/28/2022	HUS	-	(67,502)	(67,502)
CLP	626,618	USD	696,899	7/28/2022	HUS	-	(70,281)	(70,281)
CLP	650,489	USD	732,377	7/28/2022	HUS	-	(81,888)	(81,888)
CLP	671,376	USD	746,337	7/28/2022	HUS	-	(74,961)	(74,961)
CLP	704,696	USD	790,369	7/28/2022	HUS	-	(85,673)	(85,673)
CLP	704,696	USD	789,928	7/28/2022	HUS	-	(85,232)	(85,232)
CLP	704,696	USD	793,844	7/28/2022	HUS	-	(89,148)	(89,148)
CLP	758,904	USD	852,318	7/28/2022	HUS	-	(93,414)	(93,414)
CLP	800,602	USD	878,713	7/28/2022	HUS	-	(78,111)	(78,111)
CLP	890,143	USD	982,297	7/28/2022	HUS	-	(92,154)	(92,154)
CLP	925,696	USD	1,028,025	7/28/2022	HUS	-	(102,329)	(102,329)
CLP	1,102,217	USD	1,227,443	7/28/2022	HUS	-	(125,226)	(125,226)
CLP	1,102,217	USD	1,227,671	7/28/2022	HUS	-	(125,454)	(125,454)
CLP	1,102,217	USD	1,226,506	7/28/2022	HUS	-	(124,289)	(124,289)
CLP	1,200,902	USD	1,317,458	7/28/2022	HUS	-	(116,556)	(116,556)
CLP	1,234,261	USD	1,369,496	7/28/2022	HUS	-	(135,235)	(135,235)
CLP	1,234,261	USD	1,370,501	7/28/2022	HUS	-	(136,240)	(136,240)
CLP	1,680,429	USD	1,836,138	7/28/2022	HUS	-	(155,709)	(155,709)
CLP	1,761,740	USD	1,952,773	7/28/2022	HUS	-	(191,033)	(191,033)
CLP	1,761,740	USD	1,952,960	7/28/2022	HUS	-	(191,220)	(191,220)
CLP	2,403,980	USD	2,671,877	7/28/2022	HUS	-	(267,897)	(267,897)
CLP	2,493,540	USD	2,746,272	7/28/2022	HUS	-	(252,732)	(252,732)
CLP	2,493,540	USD	2,769,512	7/28/2022	HUS	-	(275,972)	(275,972)
USD	60,918,088	KRW	60,529,641	7/28/2022	HUS	388,447	-	388,447
USD	37,134,881	KRW	36,928,987	7/28/2022	HUS	205,894	-	205,894
USD	5,506,480	KRW	5,470,010	7/28/2022	HUS	36,470	-	36,470
USD	4,712,288	KRW	4,699,586	7/28/2022	HUS	12,702	-	12,702
USD	4,399,498	CLP	4,173,970	7/28/2022	HUS	225,528	-	225,528
USD	3,644,606	KRW	3,620,993	7/28/2022	HUS	23,613	-	23,613
USD	3,378,958	CLP	3,198,236	7/28/2022	HUS	180,722	-	180,722
USD	2,866,418	KRW	2,850,569	7/28/2022	HUS	15,849	-	15,849
USD	2,742,199	CLP	2,601,955	7/28/2022	HUS	140,244	-	140,244
USD	2,560,888	KRW	2,542,399	7/28/2022	HUS	18,489	-	18,489
USD	2,561,155	KRW	2,542,399	7/28/2022	HUS	18,756	-	18,756
USD	2,327,350	KRW	2,311,272	7/28/2022	HUS	16,078	-	16,078
USD	2,335,836	CLP	2,222,503	7/28/2022	HUS	113,333	-	113,333
USD	2,336,049	CLP	2,222,503	7/28/2022	HUS	113,546	-	113,546
USD	2,334,134	CLP	2,222,503	7/28/2022	HUS	111,631	-	111,631
USD	2,234,831	CLP	2,195,160	7/28/2022	HUS	39,671	-	39,671
USD	2,090,915	KRW	2,080,145	7/28/2022	HUS	10,770	-	10,770
USD	2,012,446	KRW	2,003,102	7/28/2022	HUS	9,344	-	9,344
USD	1,937,420	KRW	1,926,060	7/28/2022	HUS	11,360	-	11,360
USD	1,934,949	KRW	1,926,060	7/28/2022	HUS	8,889	-	8,889
USD	1,998,337	CLP	1,897,259	7/28/2022	HUS	101,078	-	101,078
USD	1,999,863	CLP	1,897,259	7/28/2022	HUS	102,604	-	102,604
USD	1,881,307	CLP	1,788,844	7/28/2022	HUS	92,463	-	92,463
USD	1,880,663	CLP	1,788,844	7/28/2022	HUS	91,819	-	91,819
USD	1,799,116	CLP	1,707,533	7/28/2022	HUS	91,583	-	91,583
USD	1,798,808	CLP	1,707,533	7/28/2022	HUS	91,275	-	91,275

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	1,704,069	KRW	1,694,933	7/28/2022	HUS	$9,136	$-	$9,136
USD	1,646,223	CLP	1,599,118	7/28/2022	HUS	47,105	-	47,105
USD	1,653,618	CLP	1,599,118	7/28/2022	HUS	54,500	-	54,500
USD	1,641,263	CLP	1,599,118	7/28/2022	HUS	42,145	-	42,145
USD	1,642,248	CLP	1,599,118	7/28/2022	HUS	43,130	-	43,130
USD	1,645,284	CLP	1,599,118	7/28/2022	HUS	46,166	-	46,166
USD	1,649,390	CLP	1,599,118	7/28/2022	HUS	50,272	-	50,272
USD	1,617,380	CLP	1,585,566	7/28/2022	HUS	31,814	-	31,814
USD	1,617,053	CLP	1,585,566	7/28/2022	HUS	31,487	-	31,487
USD	1,614,933	CLP	1,585,566	7/28/2022	HUS	29,367	-	29,367
USD	1,615,088	CLP	1,585,566	7/28/2022	HUS	29,522	-	29,522
USD	1,596,755	CLP	1,544,911	7/28/2022	HUS	51,844	-	51,844
USD	1,596,397	CLP	1,544,911	7/28/2022	HUS	51,486	-	51,486
USD	1,595,280	CLP	1,544,911	7/28/2022	HUS	50,369	-	50,369
USD	1,594,673	CLP	1,544,911	7/28/2022	HUS	49,762	-	49,762
USD	1,439,757	CLP	1,409,392	7/28/2022	HUS	30,365	-	30,365
USD	1,402,789	CLP	1,328,081	7/28/2022	HUS	74,708	-	74,708
USD	1,400,294	CLP	1,328,081	7/28/2022	HUS	72,213	-	72,213
USD	1,162,958	KRW	1,155,636	7/28/2022	HUS	7,322	-	7,322
USD	1,164,338	KRW	1,155,636	7/28/2022	HUS	8,702	-	8,702
USD	1,106,537	CLP	1,084,148	7/28/2022	HUS	22,389	-	22,389
USD	1,108,898	CLP	1,084,148	7/28/2022	HUS	24,750	-	24,750
USD	1,086,350	KRW	1,078,594	7/28/2022	HUS	7,756	-	7,756
USD	1,085,860	KRW	1,078,594	7/28/2022	HUS	7,266	-	7,266
USD	1,085,882	KRW	1,078,594	7/28/2022	HUS	7,288	-	7,288
USD	1,072,522	CLP	1,036,716	7/28/2022	HUS	35,806	-	35,806
USD	1,071,197	CLP	1,036,716	7/28/2022	HUS	34,481	-	34,481
USD	1,074,462	CLP	1,036,716	7/28/2022	HUS	37,746	-	37,746
USD	1,073,504	CLP	1,036,716	7/28/2022	HUS	36,788	-	36,788
USD	1,072,895	CLP	1,036,716	7/28/2022	HUS	36,179	-	36,179
USD	1,072,510	CLP	1,036,716	7/28/2022	HUS	35,794	-	35,794
USD	1,073,514	CLP	1,036,716	7/28/2022	HUS	36,798	-	36,798
USD	1,073,519	CLP	1,036,716	7/28/2022	HUS	36,803	-	36,803
USD	1,010,886	KRW	1,001,551	7/28/2022	HUS	9,335	-	9,335
USD	1,009,493	KRW	1,001,551	7/28/2022	HUS	7,942	-	7,942
USD	1,008,307	KRW	1,001,551	7/28/2022	HUS	6,756	-	6,756
USD	994,354	CLP	975,733	7/28/2022	HUS	18,621	-	18,621
USD	994,266	CLP	975,733	7/28/2022	HUS	18,533	-	18,533
USD	997,473	CLP	975,733	7/28/2022	HUS	21,740	-	21,740
USD	934,182	KRW	924,509	7/28/2022	HUS	9,673	-	9,673
USD	930,487	KRW	924,509	7/28/2022	HUS	5,978	-	5,978
USD	922,573	KRW	924,509	7/28/2022	HUS	-	(1,936)	(1,936)
USD	974,704	CLP	921,526	7/28/2022	HUS	53,178	-	53,178
USD	972,195	CLP	921,526	7/28/2022	HUS	50,669	-	50,669
USD	896,463	CLP	867,318	7/28/2022	HUS	29,145	-	29,145
USD	895,987	CLP	867,318	7/28/2022	HUS	28,669	-	28,669
USD	895,459	CLP	867,318	7/28/2022	HUS	28,141	-	28,141
USD	853,997	KRW	847,466	7/28/2022	HUS	6,531	-	6,531
USD	850,888	KRW	847,466	7/28/2022	HUS	3,422	-	3,422
USD	853,396	KRW	847,466	7/28/2022	HUS	5,930	-	5,930
USD	820,462	CLP	779,231	7/28/2022	HUS	41,231	-	41,231
USD	782,901	KRW	770,424	7/28/2022	HUS	12,477	-	12,477
USD	776,775	KRW	770,424	7/28/2022	HUS	6,351	-	6,351
USD	770,149	KRW	770,424	7/28/2022	HUS	-	(275)	(275)
USD	773,001	KRW	770,424	7/28/2022	HUS	2,577	-	2,577
USD	811,741	CLP	767,938	7/28/2022	HUS	43,803	-	43,803
USD	809,727	CLP	767,938	7/28/2022	HUS	41,789	-	41,789
USD	810,886	CLP	767,938	7/28/2022	HUS	42,948	-	42,948
USD	811,595	CLP	758,904	7/28/2022	HUS	52,691	-	52,691

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	747,909	CLP	712,440	7/28/2022	HUS	$35,469	$-	$35,469
USD	748,094	CLP	712,440	7/28/2022	HUS	35,654	-	35,654
USD	753,597	CLP	704,696	7/28/2022	HUS	48,901	-	48,901
USD	635,176	CLP	623,625	7/28/2022	HUS	11,551	-	11,551
USD	655,398	CLP	623,385	7/28/2022	HUS	32,013	-	32,013
USD	656,041	CLP	623,385	7/28/2022	HUS	32,656	-	32,656
USD	618,295	KRW	616,339	7/28/2022	HUS	1,956	-	1,956
USD	637,829	CLP	596,281	7/28/2022	HUS	41,548	-	41,548
USD	540,271	KRW	539,297	7/28/2022	HUS	974	-	974
USD	560,523	CLP	534,330	7/28/2022	HUS	26,193	-	26,193
USD	561,309	CLP	534,330	7/28/2022	HUS	26,979	-	26,979
USD	492,025	CLP	467,539	7/28/2022	HUS	24,486	-	24,486
USD	486,978	CLP	460,763	7/28/2022	HUS	26,215	-	26,215
USD	464,134	CLP	433,659	7/28/2022	HUS	30,475	-	30,475
USD	388,018	KRW	385,212	7/28/2022	HUS	2,806	-	2,806
USD	386,880	KRW	385,212	7/28/2022	HUS	1,668	-	1,668
USD	311,549	KRW	308,170	7/28/2022	HUS	3,379	-	3,379
USD	233,020	KRW	231,127	7/28/2022	HUS	1,893	-	1,893
USD	232,149	KRW	231,127	7/28/2022	HUS	1,022	-	1,022
USD	232,165	KRW	231,127	7/28/2022	HUS	1,038	-	1,038
USD	155,297	KRW	154,085	7/28/2022	HUS	1,212	-	1,212
USD	155,338	KRW	154,085	7/28/2022	HUS	1,253	-	1,253
USD	154,777	KRW	154,085	7/28/2022	HUS	692	-	692
USD	154,437	KRW	154,085	7/28/2022	HUS	352	-	352
USD	154,453	KRW	154,085	7/28/2022	HUS	368	-	368
USD	154,450	KRW	154,085	7/28/2022	HUS	365	-	365
USD	154,414	KRW	154,085	7/28/2022	HUS	329	-	329
USD	154,399	KRW	154,085	7/28/2022	HUS	314	-	314
USD	77,657	KRW	77,042	7/28/2022	HUS	615	-	615
USD	76,839	KRW	77,042	7/28/2022	HUS	-	(203)	(203)
USD	77,226	KRW	77,042	7/28/2022	HUS	184	-	184
USD	77,240	KRW	77,042	7/28/2022	HUS	198	-	198
USD	77,235	KRW	77,042	7/28/2022	HUS	193	-	193
USD	77,244	KRW	77,042	7/28/2022	HUS	202	-	202
USD	77,226	KRW	77,042	7/28/2022	HUS	184	-	184
USD	77,223	KRW	77,042	7/28/2022	HUS	181	-	181
USD	77,238	KRW	77,042	7/28/2022	HUS	196	-	196
USD	77,255	KRW	77,042	7/28/2022	HUS	213	-	213
USD	77,208	KRW	77,042	7/28/2022	HUS	166	-	166
BRL	5,190,690	USD	5,237,473	8/2/2022	HUS	-	(46,783)	(46,783)
BRL	7,266,967	USD	7,336,867	8/2/2022	HUS	-	(69,900)	(69,900)
BRL	11,601,382	USD	11,720,349	8/2/2022	HUS	-	(118,967)	(118,967)
BRL	71,930,844	USD	72,519,266	8/2/2022	HUS	-	(588,422)	(588,422)
USD	8,919,281	BRL	8,865,851	8/2/2022	HUS	53,430	-	53,430
USD	3,635,758	BRL	3,637,272	8/2/2022	HUS	-	(1,514)	(1,514)
USD	3,016,952	BRL	3,005,801	8/2/2022	HUS	11,151	-	11,151
USD	2,981,690	BRL	2,971,070	8/2/2022	HUS	10,620	-	10,620
USD	2,982,075	BRL	2,971,070	8/2/2022	HUS	11,005	-	11,005
USD	2,695,522	BRL	2,683,751	8/2/2022	HUS	11,771	-	11,771
USD	2,698,531	BRL	2,683,751	8/2/2022	HUS	14,780	-	14,780
USD	2,693,067	BRL	2,683,751	8/2/2022	HUS	9,316	-	9,316
USD	2,696,569	BRL	2,683,751	8/2/2022	HUS	12,818	-	12,818
USD	2,641,987	BRL	2,642,706	8/2/2022	HUS	-	(719)	(719)
USD	2,639,696	BRL	2,642,706	8/2/2022	HUS	-	(3,010)	(3,010)
USD	2,603,712	BRL	2,595,903	8/2/2022	HUS	7,809	-	7,809
USD	2,439,816	BRL	2,431,163	8/2/2022	HUS	8,653	-	8,653
USD	2,216,026	BRL	2,210,148	8/2/2022	HUS	5,878	-	5,878
USD	1,786,762	BRL	1,789,168	8/2/2022	HUS	-	(2,406)	(2,406)
USD	1,782,937	BRL	1,789,168	8/2/2022	HUS	-	(6,231)	(6,231)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	1,783,532	BRL	1,789,167	8/2/2022	HUS	$-	$(5,635)	$(5,635)
USD	1,719,162	BRL	1,733,387	8/2/2022	HUS	-	(14,225)	(14,225)
USD	1,718,913	BRL	1,733,387	8/2/2022	HUS	-	(14,474)	(14,474)
USD	1,653,448	BRL	1,667,083	8/2/2022	HUS	-	(13,635)	(13,635)
USD	1,653,685	BRL	1,667,083	8/2/2022	HUS	-	(13,398)	(13,398)
USD	1,560,578	BRL	1,556,297	8/2/2022	HUS	4,281	-	4,281
USD	1,557,475	BRL	1,556,297	8/2/2022	HUS	1,178	-	1,178
USD	1,549,517	BRL	1,547,104	8/2/2022	HUS	2,413	-	2,413
USD	1,521,684	BRL	1,521,845	8/2/2022	HUS	-	(161)	(161)
USD	1,519,580	BRL	1,521,845	8/2/2022	HUS	-	(2,265)	(2,265)
USD	1,504,987	BRL	1,515,530	8/2/2022	HUS	-	(10,543)	(10,543)
USD	1,505,670	BRL	1,515,530	8/2/2022	HUS	-	(9,860)	(9,860)
USD	1,502,212	BRL	1,515,530	8/2/2022	HUS	-	(13,318)	(13,318)
USD	1,503,064	BRL	1,515,530	8/2/2022	HUS	-	(12,466)	(12,466)
USD	1,241,097	BRL	1,231,368	8/2/2022	HUS	9,729	-	9,729
USD	1,203,347	BRL	1,193,480	8/2/2022	HUS	9,867	-	9,867
USD	1,094,201	BRL	1,098,759	8/2/2022	HUS	-	(4,558)	(4,558)
USD	1,088,015	BRL	1,079,815	8/2/2022	HUS	8,200	-	8,200
USD	1,002,148	BRL	1,004,039	8/2/2022	HUS	-	(1,891)	(1,891)
USD	974,182	BRL	966,150	8/2/2022	HUS	8,032	-	8,032
USD	973,635	BRL	966,150	8/2/2022	HUS	7,485	-	7,485
USD	782,667	BRL	776,709	8/2/2022	HUS	5,958	-	5,958
USD	748,218	BRL	749,014	8/2/2022	HUS	-	(796)	(796)
USD	747,362	BRL	749,014	8/2/2022	HUS	-	(1,652)	(1,652)
USD	722,700	BRL	722,059	8/2/2022	HUS	641	-	641
USD	722,188	BRL	722,059	8/2/2022	HUS	129	-	129
USD	706,471	BRL	700,933	8/2/2022	HUS	5,538	-	5,538
USD	699,891	BRL	700,933	8/2/2022	HUS	-	(1,042)	(1,042)
USD	700,006	BRL	697,990	8/2/2022	HUS	2,016	-	2,016
USD	675,222	BRL	673,922	8/2/2022	HUS	1,300	-	1,300
USD	645,161	BRL	644,100	8/2/2022	HUS	1,061	-	1,061
USD	641,513	BRL	642,012	8/2/2022	HUS	-	(499)	(499)
USD	614,678	BRL	615,262	8/2/2022	HUS	-	(584)	(584)
USD	553,869	BRL	549,380	8/2/2022	HUS	4,489	-	4,489
USD	482,825	BRL	481,373	8/2/2022	HUS	1,452	-	1,452
USD	477,318	BRL	473,603	8/2/2022	HUS	3,715	-	3,715
USD	458,733	BRL	454,659	8/2/2022	HUS	4,074	-	4,074
USD	452,976	BRL	454,659	8/2/2022	HUS	-	(1,683)	(1,683)
USD	374,770	BRL	374,507	8/2/2022	HUS	263	-	263
USD	358,402	BRL	359,938	8/2/2022	HUS	-	(1,536)	(1,536)
USD	337,240	BRL	336,961	8/2/2022	HUS	279	-	279
USD	289,423	BRL	288,823	8/2/2022	HUS	600	-	600
USD	289,380	BRL	288,823	8/2/2022	HUS	557	-	557
USD	267,173	BRL	267,505	8/2/2022	HUS	-	(332)	(332)
USD	228,973	BRL	227,330	8/2/2022	HUS	1,643	-	1,643
USD	226,326	BRL	227,330	8/2/2022	HUS	-	(1,004)	(1,004)
USD	227,106	BRL	227,330	8/2/2022	HUS	-	(224)	(224)
USD	227,709	BRL	227,330	8/2/2022	HUS	379	-	379
USD	216,407	BRL	216,618	8/2/2022	HUS	-	(211)	(211)
USD	188,318	BRL	189,441	8/2/2022	HUS	-	(1,123)	(1,123)
USD	188,309	BRL	189,441	8/2/2022	HUS	-	(1,132)	(1,132)
USD	188,722	BRL	189,441	8/2/2022	HUS	-	(719)	(719)
USD	169,725	BRL	170,497	8/2/2022	HUS	-	(772)	(772)
USD	168,525	BRL	168,480	8/2/2022	HUS	45	-	45
USD	132,075	BRL	132,609	8/2/2022	HUS	-	(534)	(534)
USD	131,837	BRL	132,609	8/2/2022	HUS	-	(772)	(772)
USD	132,051	BRL	132,609	8/2/2022	HUS	-	(558)	(558)
USD	113,085	BRL	113,665	8/2/2022	HUS	-	(580)	(580)
USD	75,474	BRL	75,776	8/2/2022	HUS	-	(302)	(302)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	75,442	BRL	75,776	8/2/2022	HUS	$-	$(334)	$(334)
USD	75,393	BRL	75,776	8/2/2022	HUS	-	(383)	(383)
USD	75,459	BRL	75,776	8/2/2022	HUS	-	(317)	(317)
USD	10,349,023	CNY	10,381,402	8/3/2022	HUS	-	(32,379)	(32,379)
USD	1,230,523	KRW	1,232,958	8/8/2022	HUS	-	(2,435)	(2,435)
USD	693,011	KRW	693,539	8/8/2022	HUS	-	(528)	(528)
USD	616,621	KRW	616,479	8/8/2022	HUS	142	-	142
USD	615,484	KRW	616,479	8/8/2022	HUS	-	(995)	(995)
USD	616,770	KRW	616,479	8/8/2022	HUS	291	-	291
USD	308,378	KRW	308,240	8/8/2022	HUS	138	-	138
USD	230,712	KRW	231,180	8/8/2022	HUS	-	(468)	(468)
USD	230,677	KRW	231,180	8/8/2022	HUS	-	(503)	(503)
USD	230,671	KRW	231,180	8/8/2022	HUS	-	(509)	(509)
USD	153,820	KRW	154,120	8/8/2022	HUS	-	(300)	(300)
USD	153,779	KRW	154,120	8/8/2022	HUS	-	(341)	(341)
USD	153,756	KRW	154,120	8/8/2022	HUS	-	(364)	(364)
USD	154,227	KRW	154,120	8/8/2022	HUS	107	-	107
USD	77,112	KRW	77,060	8/8/2022	HUS	52	-	52
USD	685,658	PHP	681,637	8/12/2022	HUS	4,021	-	4,021
USD	578,808	PHP	575,605	8/12/2022	HUS	3,203	-	3,203
USD	289,405	PHP	287,802	8/12/2022	HUS	1,603	-	1,603
CLP	323,224	USD	352,932	8/29/2022	HUS	-	(29,708)	(29,708)
CLP	484,837	USD	529,586	8/29/2022	HUS	-	(44,749)	(44,749)
CLP	538,707	USD	587,502	8/29/2022	HUS	-	(48,795)	(48,795)
CLP	538,707	USD	588,512	8/29/2022	HUS	-	(49,805)	(49,805)
CLP	646,449	USD	706,115	8/29/2022	HUS	-	(59,666)	(59,666)
CLP	700,320	USD	764,311	8/29/2022	HUS	-	(63,991)	(63,991)
CLP	1,185,156	USD	1,306,599	8/29/2022	HUS	-	(121,443)	(121,443)
CLP	1,400,639	USD	1,545,273	8/29/2022	HUS	-	(144,634)	(144,634)
CLP	1,454,510	USD	1,604,333	8/29/2022	HUS	-	(149,823)	(149,823)
CLP	1,616,122	USD	1,780,599	8/29/2022	HUS	-	(164,477)	(164,477)
CLP	1,669,993	USD	1,827,003	8/29/2022	HUS	-	(157,010)	(157,010)
USD	6,527,527	CLP	6,141,265	8/29/2022	HUS	386,262	-	386,262
USD	4,870,727	CLP	4,417,401	8/29/2022	HUS	453,326	-	453,326
USD	2,688,406	CLP	2,666,602	8/29/2022	HUS	21,804	-	21,804
USD	2,130,876	CLP	2,127,895	8/29/2022	HUS	2,981	-	2,981
USD	1,871,158	CLP	1,872,008	8/29/2022	HUS	-	(850)	(850)
USD	1,873,315	CLP	1,872,008	8/29/2022	HUS	1,307	-	1,307
USD	1,686,891	CLP	1,669,993	8/29/2022	HUS	16,898	-	16,898
USD	1,686,779	CLP	1,669,993	8/29/2022	HUS	16,786	-	16,786
USD	1,687,515	CLP	1,669,993	8/29/2022	HUS	17,522	-	17,522
USD	1,514,775	CLP	1,508,381	8/29/2022	HUS	6,394	-	6,394
USD	1,514,430	CLP	1,508,381	8/29/2022	HUS	6,049	-	6,049
USD	1,368,918	CLP	1,346,769	8/29/2022	HUS	22,149	-	22,149
USD	1,370,855	CLP	1,346,769	8/29/2022	HUS	24,086	-	24,086
USD	1,170,603	CLP	1,158,221	8/29/2022	HUS	12,382	-	12,382
USD	1,170,463	CLP	1,158,221	8/29/2022	HUS	12,242	-	12,242
USD	1,168,681	CLP	1,158,221	8/29/2022	HUS	10,460	-	10,460
USD	1,168,631	CLP	1,158,221	8/29/2022	HUS	10,410	-	10,410
USD	1,085,128	CLP	1,077,415	8/29/2022	HUS	7,713	-	7,713
USD	1,083,038	CLP	1,077,415	8/29/2022	HUS	5,623	-	5,623
USD	1,079,820	CLP	1,077,415	8/29/2022	HUS	2,405	-	2,405
USD	1,080,231	CLP	1,077,415	8/29/2022	HUS	2,816	-	2,816
USD	1,080,497	CLP	1,077,415	8/29/2022	HUS	3,082	-	3,082
USD	1,078,749	CLP	1,077,415	8/29/2022	HUS	1,334	-	1,334
USD	299,101	CLP	296,289	8/29/2022	HUS	2,812	-	2,812
USD	274,780	CLP	269,354	8/29/2022	HUS	5,426	-	5,426
USD	273,398	CLP	269,354	8/29/2022	HUS	4,044	-	4,044
USD	273,302	CLP	269,354	8/29/2022	HUS	3,948	-	3,948

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	272,388	CLP	269,354	8/29/2022	HUS	$3,034	$-	$3,034
USD	272,947	CLP	269,354	8/29/2022	HUS	3,593	-	3,593
USD	219,778	CLP	215,483	8/29/2022	HUS	4,295	-	4,295
USD	219,416	CLP	215,483	8/29/2022	HUS	3,933	-	3,933
USD	219,510	CLP	215,483	8/29/2022	HUS	4,027	-	4,027
USD	218,955	CLP	215,483	8/29/2022	HUS	3,472	-	3,472
USD	218,152	CLP	215,483	8/29/2022	HUS	2,669	-	2,669
USD	164,472	CLP	161,612	8/29/2022	HUS	2,860	-	2,860
USD	164,364	CLP	161,612	8/29/2022	HUS	2,752	-	2,752
USD	164,364	CLP	161,612	8/29/2022	HUS	2,752	-	2,752
USD	164,184	CLP	161,612	8/29/2022	HUS	2,572	-	2,572
USD	163,846	CLP	161,612	8/29/2022	HUS	2,234	-	2,234
USD	54,790	CLP	53,871	8/29/2022	HUS	919	-	919
USD	54,771	CLP	53,871	8/29/2022	HUS	900	-	900
USD	1,259,583	COP	1,264,414	8/31/2022	HUS	-	(4,831)	(4,831)
USD	1,260,959	COP	1,264,414	8/31/2022	HUS	-	(3,455)	(3,455)
USD	670,967	COP	667,992	8/31/2022	HUS	2,975	-	2,975
PEN	7,045,906	USD	7,183,526	7/13/2022	RBS	-	(137,620)	(137,620)
USD	1,609,498	PEN	1,630,997	7/13/2022	RBS	-	(21,499)	(21,499)
USD	708,289	PEN	717,639	7/13/2022	RBS	-	(9,350)	(9,350)
USD	4,770,740	PEN	4,697,271	7/13/2022	RBS	73,469	-	73,469
PEN	64,781	USD	67,508	9/19/2022	RBS	-	(2,727)	(2,727)
PEN	64,781	USD	67,528	9/19/2022	RBS	-	(2,747)	(2,747)
PEN	129,561	USD	131,414	9/19/2022	RBS	-	(1,853)	(1,853)
PEN	129,561	USD	134,816	9/19/2022	RBS	-	(5,255)	(5,255)
PEN	129,561	USD	135,012	9/19/2022	RBS	-	(5,451)	(5,451)
PEN	129,561	USD	135,106	9/19/2022	RBS	-	(5,545)	(5,545)
PEN	129,561	USD	134,975	9/19/2022	RBS	-	(5,414)	(5,414)
PEN	129,561	USD	135,056	9/19/2022	RBS	-	(5,495)	(5,495)
PEN	194,342	USD	202,522	9/19/2022	RBS	-	(8,180)	(8,180)
PEN	323,903	USD	337,537	9/19/2022	RBS	-	(13,634)	(13,634)
PEN	323,903	USD	337,537	9/19/2022	RBS	-	(13,634)	(13,634)
PEN	388,683	USD	404,716	9/19/2022	RBS	-	(16,033)	(16,033)
PEN	388,683	USD	404,934	9/19/2022	RBS	-	(16,251)	(16,251)
PEN	647,806	USD	657,295	9/19/2022	RBS	-	(9,489)	(9,489)
PEN	712,586	USD	722,995	9/19/2022	RBS	-	(10,409)	(10,409)
PEN	712,586	USD	731,188	9/19/2022	RBS	-	(18,602)	(18,602)
PEN	842,147	USD	854,377	9/19/2022	RBS	-	(12,230)	(12,230)
PEN	1,554,733	USD	1,595,532	9/19/2022	RBS	-	(40,799)	(40,799)
PEN	2,267,319	USD	2,330,102	9/19/2022	RBS	-	(62,783)	(62,783)
PEN	4,664,200	USD	4,740,585	9/19/2022	RBS	-	(76,385)	(76,385)
USD	1,162,770	PEN	1,166,050	9/19/2022	RBS	-	(3,280)	(3,280)
USD	516,893	PEN	518,244	9/19/2022	RBS	-	(1,351)	(1,351)
USD	452,138	PEN	453,464	9/19/2022	RBS	-	(1,326)	(1,326)
USD	258,471	PEN	259,122	9/19/2022	RBS	-	(651)	(651)
USD	258,607	PEN	259,122	9/19/2022	RBS	-	(515)	(515)

						$18,111,820	$(24,082,921)	$(5,971,101)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
CBK	Citibank N.A.
HUS	HSBC Bank PLC
RBS	Royal Bank of Scotland PLC

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TWD	Taiwan Dollar
USD	United States Dollar

Index Abbreviations:
CAC 40	Euronet Paris - French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euronext	European New Exchange Technology.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
Russell 2000	U.S. Small-Cap Stock Market Index.
SAFEX	South African Futures Exchange.
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
ASX	Australian Securities Exchange.
CBOT	Chicago Board of Trade.
CME	Chicago Mercantile Exchange.
EUREX	European derivatives exchange.
FinEx	Financial Instruments Exchange.
HKG	Hong Kong Exchange.
JSE	Johannesburg Stock Exchange.
LME	London Metal Exchange.
ICE	Intercontinental Exchange.
OML	OMLX:London Securities & Derivatives Exchange.
SFE	Sydney Futures Exchange.
SGX	Singapore Stock Exchange.
TSE	Tokyo Stock Exchange.

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
COMEX	The Commodity Exchange Inc.
EURIBOR	Euro Interbank Offered Rate.
GILT	Bank of England Bonds.
KCBT	The Kansas City Board of Trade.
NYBOT	New York Board of Trade.
NYMEX	New York Mercantile Exchange.
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending.
Schatz	Short-dated equivalent of the Bobl and Bund futures.
SOFR	Secured Overnight Financing Rate.
SONIA	Sterling Overnight Index Average.
ULSD	Ultra-low-sulfur diesel.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

AHL Managed Futures Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$-	$3,194,579,369	$-	$3,194,579,369

Total Investments in Securities - Assets	$-	$3,194,579,369	$-	$3,194,579,369

Financial Derivative Instruments - Assets
Futures Contracts	$126,747,848	$-	$-	$126,747,848
Forward Foreign Currency Contracts	-	18,111,820	-	18,111,820

Total Financial Derivative Instruments - Assets	$126,747,848	$18,111,820	$-	$144,859,668

Financial Derivative Instruments - Liabilities
Futures Contracts	$(61,993,418)	$-	$-	$(61,993,418)
Forward Foreign Currency Contracts	-	(24,082,921)	-	(24,082,921)

Total Financial Derivative Instruments - Liabilities	$(61,993,418)	$(24,082,921)	$-	$(86,076,339)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 4.23%
Deutsche Bundesrepublik Inflation Linked Bond, 0.100%, Due 4/15/2033, Series I/LA B C	EUR	8,787,440	$9,984,436
French Republic Government Bond OAT, 0.100%, Due 7/25/2031, Series OATEA B D	EUR	8,196,710	8,983,359
United Kingdom Inflation-Linked Gilt, 0.125%, Due 8/10/2031, Series 3MOA B	GBP	7,968,590	11,219,343

Total Foreign Sovereign Obligations (Cost $33,622,944)			30,187,138

U.S. TREASURY OBLIGATIONS - 3.37%
U.S. Treasury Inflation-Indexed Notes,
0.125%, Due 10/15/2026B		$1,056,480	1,048,584
0.125%, Due 4/15/2027B		10,237,600	10,098,233
0.125%, Due 1/15/2032B		13,555,880	12,909,328

Total U.S. Treasury Obligations (Cost $24,937,802)			24,056,145

SHORT-TERM INVESTMENTS - 82.86%

U.S. Treasury Obligations - 82.86%
U.S. Treasury Bills,
0.364%, Due 7/7/2022C		60,000,000	59,992,637
0.330%, Due 7/14/2022		50,000,000	49,981,538
0.511%, Due 7/21/2022		50,000,000	49,972,326
0.772%, Due 8/18/2022C		84,000,000	83,850,480
1.085%, Due 9/15/2022		50,000,000	49,832,431
1.183%, Due 10/6/2022		50,000,000	49,766,284
1.264%, Due 10/13/2022C		33,000,000	32,823,753
1.296%, Due 10/20/2022		50,000,000	49,705,735
1.974%, Due 11/17/2022C		52,000,000	51,588,907
1.630%, Due 11/25/2022C		85,000,000	84,296,288
2.223%, Due 12/8/2022		30,000,000	29,700,500

Total Short-Term Investments (Cost $592,076,878)			591,510,879

TOTAL INVESTMENTS - 90.46% (Cost $650,637,624)			645,754,162
OTHER ASSETS, NET OF LIABILITIES - 9.54%			68,121,598

TOTAL NET ASSETS - 100.00%			$713,875,760

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.
A Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

B Inflation-Indexed Note.

C All or a portion represents positions held by the American Beacon Cayman TargetRisk Co., Ltd.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $8,983,359 or 1.26% of net assets. The Fund has no right to demand registration of these securities.

Long Futures Contracts Open on June 30, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini NASDAQ 100 Index Future	33	September 2022	$7,833,117	$7,609,470	$(223,647)
CME e-Mini Standard & Poor’s 500 Index Futures	83	September 2022	16,185,950	15,726,425	(459,525)
e-Mini S&P 500 ESG Index Futures	2	September 2022	340,562	331,420	(9,142)
Eurex DAX Index Future	15	September 2022	5,274,793	5,018,764	(256,029)
Eurex EURO STOXX 50 Future	219	September 2022	8,247,815	7,897,131	(350,684)
Euronext Amsterdam Index Future	28	July 2022	3,881,948	3,867,179	(14,769)
Euronext CAC 40 Index Future	68	July 2022	4,262,863	4,214,352	(48,511)
FTSE 100 Index Future	116	September 2022	10,060,312	10,055,338	(4,974)

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Equity Futures Contracts (continued)
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
FTSE/MIB Index Future	34	September 2022	$3,885,795	$3,778,237	$(107,558)
Futures on STOXX Europe 600 ESG-X	13	September 2022	207,899	205,168	(2,731)
HKG Hang Seng China Enterprises Index Future	73	July 2022	3,576,117	3,530,082	(46,035)
HKG Hang Seng Index Future	28	July 2022	3,955,554	3,879,492	(76,062)
KFE KOSPI 200 Index Future	64	September 2022	4,266,201	3,788,663	(477,538)
Montreal Exchange S&P/TSX 60 Index Future	56	September 2022	10,585,123	9,940,957	(644,166)
OML Stockholm OMXS30 Index Futures	237	July 2022	4,517,517	4,333,522	(183,995)
SAFEX FTSE/JSE Top 40 Index Futures	28	September 2022	1,034,443	1,031,932	(2,511)
SFE S&P ASX Share Price Index 200 Future	54	September 2022	6,128,933	6,020,604	(108,329)
SGX FTSE China A50 Futures Contract	261	July 2022	3,787,136	3,884,463	97,327
SGX FTSE Taiwan Index Futures	45	July 2022	2,371,780	2,282,400	(89,380)
SGX MSCI Singapore Index Future	75	July 2022	1,563,461	1,514,522	(48,939)
SGX Nifty 50 Index Futures	16	July 2022	504,787	503,120	(1,667)
SGX Nikkei 225 Stock Index Future	86	September 2022	8,891,962	8,335,053	(556,909)
TSE TOPIX (Tokyo Price Index) Futures	95	September 2022	13,710,549	13,096,809	(613,740)

			$125,074,617	$120,845,103	$(4,229,514)

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year US Treasury Note	244	September 2022	$29,311,660	$28,930,059	$(381,601)
CBOT 2 Year US Treasury Note Future	2	September 2022	422,453	420,031	(2,422)
CBOT 5 Year U.S. Treasury Note	5	September 2022	566,257	561,250	(5,007)
CBOT US Long Bond Future	62	September 2022	8,697,060	8,594,750	(102,310)
CME Ultra Long Term U.S. Treasury Bond Futures	63	September 2022	9,952,738	9,723,656	(229,082)
Eurex 10 Year Euro BUND Futures	91	September 2022	14,560,934	14,188,174	(372,760)
Eurex 30 Year Euro BUXL Futures	9	September 2022	1,621,098	1,542,624	(78,474)
Eurex 5 Year Euro BOBL Futures	3	September 2022	393,108	390,435	(2,673)
Euro-BTP Italian Bond Futures	49	September 2022	6,406,910	6,322,157	(84,753)
French Government Bond Futures	48	September 2022	7,128,898	6,968,281	(160,617)
KFE 10 Year Treasury Bond Future	59	September 2022	4,960,386	5,034,358	73,972
KFE 3 Year Treasury Bond Future	2	September 2022	158,505	159,381	876
Long Gilt Futures	66	September 2022	9,505,141	9,157,360	(347,781)
Montreal Exchange 10 Year Canadian Bond Future	44	September 2022	4,378,610	4,238,316	(140,294)
SFE 10 Year Australian Bond Futures	83	September 2022	6,803,743	6,811,583	7,840
SFE 3 Year Australian Bond Future	2	September 2022	148,027	148,348	321
TSE Japanese 10 Year Bond Futures	21	September 2022	23,082,832	23,001,253	(81,579)

			$128,098,360	$126,192,016	$(1,906,344)

Centrally Cleared Swap Agreements Outstanding on June 30, 2022:

Credit Default Swaps on Credit Indices - Buy Protection(1)
Index/Tranches	Fixed Rate (%)	Payment Frequency	Expiration Date	Implied Credit Spread at 6/30/2022(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
iTraxx Europe Crossover S37	5.00	Quarterly	6/20/2027	5.8070	EUR	5,000	$134,713	$155,576	$20,863

							$134,713	$155,576	$20,863

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Credit Default Swaps on Credit Indices - Sell Protection(2)
Index/Tranches	Fixed Rate (%)	Payment Frequency	Expiration Date	Implied Credit Spread at 6/30/2022(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.S38	5.00	Quarterly	6/20/2027	5.7902	USD	24,750	$(272,190)	$(717,375)	$(445,185)
CDX.NA.IG.S38	1.00	Quarterly	6/20/2027	1.0128	USD	55,000	145,351	(16,343)	(161,694)
iTraxx Europe S37	1.00	Quarterly	6/20/2027	1.1915	EUR	40,000	(194,654)	(357,703)	(163,049)
iTraxx Europe Crossover S37	5.00	Quarterly	6/20/2027	5.0870	EUR	20,000	(299,221)	(619,391)	(320,170)

							$(620,714)	$(1,710,812)	$(1,090,098)

OTC Swap Agreements Outstanding on June 30, 2022:

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Payment Frequency	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month USD-LIBOR	BBUXALC INDEX	JPM	0.000%	Maturity	7/5/2022	295,000	54,781,500	$-	$(8,810,381)

									$-	$(8,810,381)

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5) The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts Open on June 30, 2022:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
EUR	1,362,614	USD	1,364,447	7/14/2022	SSB	$-	$(1,833)	$(1,833)
HKD	1,637,575	USD	1,638,078	7/14/2022	SSB	-	(503)	(503)
EUR	1,701,793	USD	1,699,983	7/14/2022	SSB	1,810	-	1,810
EUR	1,757,708	USD	1,760,072	7/14/2022	SSB	-	(2,364)	(2,364)
GBP	2,434,873	USD	2,415,172	7/14/2022	SSB	19,701	-	19,701
EUR	2,472,249	USD	2,475,574	7/14/2022	SSB	-	(3,325)	(3,325)
GBP	3,268,315	USD	3,308,061	7/14/2022	SSB	-	(39,746)	(39,746)
EUR	3,661,533	USD	3,700,494	7/14/2022	SSB	-	(38,961)	(38,961)
GBP	3,664,738	USD	3,645,249	7/14/2022	SSB	19,489	-	19,489
EUR	5,266,507	USD	5,238,204	7/14/2022	SSB	28,303	-	28,303
EUR	5,661,200	USD	5,685,970	7/14/2022	SSB	-	(24,770)	(24,770)
GBP	6,143,185	USD	6,143,688	7/14/2022	SSB	-	(503)	(503)
EUR	6,163,245	USD	6,129,711	7/14/2022	SSB	33,534	-	33,534

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
EUR	6,572,293	USD	6,642,226	7/14/2022	SSB	$-	$(69,933)	$(69,933)
EUR	8,486,945	USD	8,477,919	7/14/2022	SSB	9,026	-	9,026
GBP	9,584,652	USD	9,470,629	7/14/2022	SSB	114,023	-	114,023
USD	31,582,135	GBP	31,653,351	7/14/2022	SSB	-	(71,216)	(71,216)
USD	29,306,480	EUR	29,359,334	7/14/2022	SSB	-	(52,854)	(52,854)
USD	25,646,754	EUR	25,693,007	7/14/2022	SSB	-	(46,253)	(46,253)
USD	2,937,469	EUR	2,924,879	7/14/2022	SSB	12,590	-	12,590
USD	2,623,444	EUR	2,621,369	7/14/2022	SSB	2,075	-	2,075
USD	2,111,691	GBP	2,136,976	7/14/2022	SSB	-	(25,285)	(25,285)
USD	2,093,556	EUR	2,097,095	7/14/2022	SSB	-	(3,539)	(3,539)
USD	1,611,925	GBP	1,595,095	7/14/2022	SSB	16,830	-	16,830
USD	1,542,507	EUR	1,520,083	7/14/2022	SSB	22,424	-	22,424
USD	1,046,366	EUR	1,048,548	7/14/2022	SSB	-	(2,182)	(2,182)
USD	1,048,215	EUR	1,048,548	7/14/2022	SSB	-	(333)	(333)
USD	978,605	GBP	973,949	7/14/2022	SSB	4,656	-	4,656
USD	774,350	CAD	776,907	7/14/2022	SSB	-	(2,557)	(2,557)
USD	769,473	EUR	765,440	7/14/2022	SSB	4,033	-	4,033
USD	558,555	JPY	553,048	7/14/2022	SSB	5,507	-	5,507
USD	545,236	CAD	543,835	7/14/2022	SSB	1,401	-	1,401
USD	534,805	AUD	534,339	7/14/2022	SSB	466	-	466
USD	502,653	GBP	490,074	7/14/2022	SSB	12,579	-	12,579
USD	485,254	AUD	483,191	7/14/2022	SSB	2,063	-	2,063
USD	354,663	EUR	356,506	7/14/2022	SSB	-	(1,843)	(1,843)
USD	344,921	AUD	345,137	7/14/2022	SSB	-	(216)	(216)
USD	349,807	AUD	345,137	7/14/2022	SSB	4,670	-	4,670
USD	295,752	SEK	293,345	7/14/2022	SSB	2,407	-	2,407
USD	241,383	AUD	234,001	7/14/2022	SSB	7,382	-	7,382
USD	179,559	CAD	177,126	7/14/2022	SSB	2,433	-	2,433
USD	149,179	JPY	147,479	7/14/2022	SSB	1,700	-	1,700
USD	148,524	SEK	146,672	7/14/2022	SSB	1,852	-	1,852
USD	104,313	EUR	104,855	7/14/2022	SSB	-	(542)	(542)
USD	98,584	SEK	97,782	7/14/2022	SSB	802	-	802
USD	71,886	SGD	71,978	7/14/2022	SSB	-	(92)	(92)

						$331,756	$(388,850)	$(57,094)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
JPM	JPMorgan Securities LLC
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

Index Abbreviations:
BBUXALC	Bloomberg Commodity ex-Agriculture and Livestock Capped Index.
CAC 40	Euronet Paris - French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euronext	European New Exchange Technology.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
NASDAQ	National Association of Securities Dealers Automated Quotations.
Nifty 50	National stock exchange FIFTY.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
SAFEX	South African Futures Exchange.
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SGX NIFTY	Singapore Stock Exchange NIFTY.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
ASX	Australian Securities Exchange.
CBOT	Chicago Board of Trade.
CME	Chicago Mercantile Exchange.
EUREX	European derivatives exchange.
HKG	Hong Kong Exchange.
JSE	Johannesburg Stock Exchange.
KFE	Korea Exchange.
OML	OMLX:London Securities & Derivatives Exchange.
SFE	Sydney Futures Exchange.
SGX	Singapore Stock Exchange.
TSE	Tokyo Stock Exchange.

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali.
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
CDX	Credit Default Swap Index.
ESG	Environmental, Social, and Governance.
GILT	Bank of England Bonds.
iTraxx	Credit Default Swap Index.
LIBOR	London Interbank Offered Rate.
OAT	Obligations Assimilables du Trésor.
OTC	Over-the-Counter.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

June 30, 2022 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

AHL TargetRisk Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Sovereign Obligations	$-	$30,187,138	$-	$30,187,138
U.S. Treasury Obligations	-	24,056,145	-	24,056,145
Short-Term Investments	-	591,510,879	-	591,510,879

Total Investments in Securities - Assets	$-	$645,754,162	$-	$645,754,162

Financial Derivative Instruments - Assets
Futures Contracts	$180,336	$-	$-	$180,336
Swap Contract Agreements	-	20,863	-	20,863
Forward Foreign Currency Contracts	-	331,756	-	331,756

Total Financial Derivative Instruments - Assets	$180,336	$352,619	$-	$532,955

Financial Derivative Instruments - Liabilities
Futures Contracts	$(6,316,194)	$-	$-	$(6,316,194)
Swap Contract Agreements	-	(9,900,479)	-	(9,900,479)
Forward Foreign Currency Contracts	-	(388,850)	-	(388,850)

Total Financial Derivative Instruments - Liabilities	$(6,316,194)	$(10,289,329)	$-	$(16,605,523)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS 93.82%

U.S. Treasury Obligations - 93.82%
U.S. Treasury Bills,
0.555%, Due 7/21/2022	$1,500,000	$1,499,170
0.651%, Due 8/4/2022	1,500,000	1,498,344
1.092%, Due 9/15/2022	1,900,000	1,893,632
1.110%, Due 9/29/2022	1,000,000	995,900
2.024%, Due 11/25/2022	1,500,000	1,487,582
2.313%, Due 12/8/2022	1,100,000	1,089,018

Total Short-Term Investments - 93.82% (Cost $8,468,460)		8,463,646

TOTAL INVESTMENTS - 93.82% (Cost $8,468,460)		8,463,646
OTHER ASSETS, NET OF LIABILITIES - 6.18%		557,740

TOTAL NET ASSETS - 100.00%		$9,021,386

Percentages are stated as a percent of net assets.

Long Futures Contracts Open on June 30, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Standard & Poor’s 500 Index Future	1	September 2022	$195,010	$189,579	$(5,431)
Eurex EURO STOXX 50 Future	4	September 2022	150,499	144,240	(6,259)
Euronext Amsterdam Index Future	1	July 2022	138,639	138,113	(526)
Euronext CAC 40 Index Future	1	July 2022	62,688	61,976	(712)
FTSE 100 Index Future	2	September 2022	173,222	173,368	146
FTSE/MIB Index Future	1	September 2022	114,001	111,125	(2,876)
HKG Hang Seng China Enterprises Index Future	1	July 2022	49,479	48,357	(1,122)
KFE KOSPI 200 Index Future	1	September 2022	66,659	59,198	(7,461)
Montreal Exchange S&P/TSX 60 Index Future	1	September 2022	189,018	177,517	(11,501)
OML Stockholm OMXS30 Index Futures	5	July 2022	95,319	91,424	(3,895)
SFE S&P ASX Share Price Index 200 Future	1	September 2022	113,650	111,493	(2,157)
SGX FTSE China A50 Futures Contract	4	July 2022	57,892	59,532	1,640
SGX FTSE Taiwan Index Futures	1	July 2022	52,572	50,720	(1,852)
SGX MSCI Singapore Index Future	1	July 2022	20,800	20,194	(606)
SGX Nikkei 225 Stock Index Future	1	September 2022	103,731	96,919	(6,812)
TSE TOPIX (Tokyo Price Index) Futures	2	September 2022	288,049	275,722	(12,327)

			$1,871,228	$1,809,477	$(61,751)

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year US Treasury Note	6	September 2022	$721,344	$711,187	$(10,157)
CBOT US Long Bond Future	2	September 2022	281,125	277,250	(3,875)
CME Ultra Long Term U.S. Treasury Bond Futures	2	September 2022	317,094	308,687	(8,407)
Eurex 10 Year Euro BUND Futures	2	September 2022	320,086	311,828	(8,258)
Euro-BTP Italian Bond Futures	1	September 2022	129,453	129,024	(429)
French Government Bond Futures	1	September 2022	147,834	145,173	(2,661)
KFE 10 Year Treasury Bond Future	1	September 2022	84,019	85,328	1,309
Long Gilt Futures	2	September 2022	288,338	277,496	(10,842)
Montreal Exchange 10 Year Canadian Bond Future	1	September 2022	99,642	96,325	(3,317)
SFE 10 Year Australian Bond Futures	2	September 2022	163,944	164,135	191

			$2,552,879	$2,506,433	$(46,446)

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

Forward Foreign Currency Contracts Open on June 30, 2022:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JPY	75,782	USD	76,539	7/14/2022	SSB	$-	$(757)	$(757)
EUR	127,923	USD	127,787	7/14/2022	SSB	136	-	136
USD	154,906	EUR	155,185	7/14/2022	SSB	-	(279)	(279)
USD	71,346	JPY	70,525	7/14/2022	SSB	821	-	821
USD	35,225	GBP	35,305	7/14/2022	SSB	-	(80)	(80)

						$957	$(1,116)	$(159)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	United States Dollar

Index Abbreviations:
CAC 40	Euronet Paris - French Stock Market Index.
Euronext	European New Exchange Technology.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
S&P/TSX	Canadian Equity Market Index.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
ASX	Australian Securities Exchange.
CME	Chicago Mercantile Exchange.
EUREX	European derivatives exchange.
HKG	Hong Kong Exchanges
KFE	Korea Exchange.
OML	OMLX:London Securities & Derivatives Exchange.
SFE	Sydney Futures Exchange.
SGX	Singapore Stock Exchange.
TSE	Tokyo Stock Exchange.
TSX	Toronto Stock Exchange.

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali.
Bund	German Federal Government Bond.
CBOT	Chicago Board of Trade.
GILT	Bank of England Bonds.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

AHL TargetRisk Core Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$-	$8,463,646	$-	$8,463,646

Total Investments in Securities - Assets	$-	$8,463,646	$-	$8,463,646

Financial Derivative Instruments - Assets
Futures Contracts	$3,286	$-	$-	$3,286
Forward Foreign Currency Contracts	-	957	-	957

Total Financial Derivative Instruments - Assets	$3,286	$957	$-	$4,243

Financial Derivative Instruments - Liabilities
Futures Contracts	$(111,483)	$-	$-	$(111,483)
Forward Foreign Currency Contracts	-	(1,116)	-	(1,116)

Total Financial Derivative Instruments - Liabilities	$(111,483)	$(1,116)	$-	$(112,599)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2022 (Unaudited)

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA	AHL TargetRisk Core Fund
Assets:
Investments in unaffiliated securities, at fair value†	$3,194,579,369	$645,754,162	$8,463,646
Foreign currency, at fair value^	–	5,272,279	–
Foreign currency deposits with brokers for futures contracts, at fair value¤	55,057,410	13,741,017	196,157
Cash	54,526,550	25,789,842	449,463
Cash collateral held at broker	54,460,006	25,010,000	–
Dividends and interest receivable	–	6,367	–
Deposits with broker for futures contracts	89,087,089	9,262,905	109,019
Receivable for investments sold	–	1,050,312	–
Receivable for fund shares sold	20,446,780	3,854,102	–
Receivable for expense reimbursement (Note 2)	1,729,219	–	10,598
Unrealized appreciation from forward foreign currency contracts	18,111,820	331,756	957
Receivable for variation margin on open futures contracts (Note 5)	64,739,317	–	–
Prepaid expenses	275,195	98,753	26,475

Total assets	3,553,012,755	730,171,495	9,256,315

Liabilities:
Payable for investments purchased	–	3,191,445	–
Payable for fund shares redeemed	2,068,010	997,458	–
Payable for expense recoupment (Note 2)	–	41,830	–
Management and sub-advisory fees payable (Note 2)	3,754,678	549,027	6,586
Service fees payable (Note 2)	39,285	21,821	88
Transfer agent fees payable (Note 2)	191,237	49,542	57
Custody and fund accounting fees payable	321,466	127,896	13,808
Professional fees payable	38,534	38,534	52,239
Payable for prospectus and shareholder reports	76,242	32,017	1,746
Unrealized depreciation from forward foreign currency contracts	24,082,921	388,850	1,116
Payable for variation margin from open futures contracts (Note 5)	–	508,345	156,254
Payable for variation margin from open centrally cleared swap agreements (Note 5)	–	1,538,244	–
OTC swap agreements, at fair value	–	8,810,381	–
Other liabilities	17,435	345	3,035

Total liabilities	30,589,808	16,295,735	234,929

Net assets	$3,522,422,947	$713,875,760	$9,021,386

Analysis of net assets:
Paid-in-capital	$3,394,593,910	$876,903,443	$10,876,332
Total distributable earnings (deficits)	127,829,037	(163,027,683)	(1,854,946)

Net assets	$3,522,422,947	$713,875,760	$9,021,386

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2022 (Unaudited)

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA	AHL TargetRisk Core Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	73,902,797	8,638,215	N/A

Y Class	213,786,185	56,419,942	56,998

Investor Class	5,355,948	1,375,055	N/A

A Class	1,397,927	404,628	10,582

C Class	2,246,796	1,766,638	10,168

R6 Class	N/A	N/A	1,006,768

Net assets:
R5 Class	$881,491,721	$90,027,133	N/A

Y Class	$2,536,395,878	$587,475,593	$473,310

Investor Class	$62,726,859	$14,241,469	N/A

A Class	$16,378,993	$4,182,011	$87,496

C Class	$25,429,496	$17,949,554	$83,068

R6 Class	N/A	N/A	$8,377,512

Net asset value, offering and redemption price per share:
R5 Class	$11.93	$10.42	N/A

Y Class	$11.86	$10.41	$8.30

Investor Class	$11.71	$10.36	N/A

A Class	$11.72	$10.34	$8.27

A Class (offering price)	$12.44	$10.97	$8.77

C Class	$11.32	$10.16	$8.17

R6 Class	N/A	N/A	$8.32

† Cost of investments in unaffiliated securities	$3,198,229,251	$650,637,624	$8,468,460
¤ Cost of foreign currency deposits with broker for futures contracts	$56,416,889	$13,844,876	$199,581
^ Cost of foreign currency	$–	$5,294,211	$–

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2022 (Unaudited)

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA	AHL TargetRisk Core Fund
Investment income:
Interest income	$6,031,915	$6,777,393	$15,791

Total investment income	6,031,915	6,777,393	15,791

Expenses:
Management and sub-advisory fees (Note 2)	18,692,935	3,710,542	43,523
Transfer agent fees:
R5 Class (Note 2)	19,145	24,000	–
Y Class (Note 2)	1,030,801	308,019	10
Investor Class	1,352	903	–
A Class	290	44	9
C Class	392	331	9
R6 Class	–	–	165
Custody and fund accounting fees	733,012	183,724	18,061
Professional fees	91,552	70,104	35,388
Registration fees and expenses	118,899	54,736	29,666
Service fees (Note 2):
Investor Class	79,456	29,099	–
A Class	5,104	1,404	–
C Class	5,351	7,268	–
Distribution fees (Note 2):
A Class	15,260	6,093	119
C Class	90,360	96,888	452
Prospectus and shareholder report expenses	73,781	25,668	1,974
Trustee fees (Note 2)	75,383	31,744	360
Dividends and interest on securities sold short	–	39,205	–
Loan expense (Note 9)	4,064	1,689	19
Other expenses	258,793	63,183	3,228

Total expenses	21,295,930	4,654,644	132,983

Net fees waived and expenses (reimbursed) (Note 2)	(99,128)	(26,085)	(82,690	)B

Net expenses	21,196,802	4,628,559	50,293

Net investment income (loss)	(15,164,887)	2,148,834	(34,502)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesC	1,730,887	(27,661,486)	(189)
Foreign currency transactions	(2,369,507)	3,725,741	(29,943)
Forward foreign currency contracts	31,590,531	2,209,541	13,679
Futures contracts	263,093,523	(106,531,041)	(1,709,353)
Swap agreements	–	24,857,784	–
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesD	(3,606,827)	(2,785,953)	(4,556)
Foreign currency transactions	(1,488,989)	(261,412)	(4,403)
Forward foreign currency contracts	(4,336,598)	3,812,294	3,697
Futures contracts	63,034,328	(13,114,855)	(236,601)
Swap agreements	–	(16,726,363)	–

Net gain (loss) from investments	347,647,348	(132,475,750)	(1,967,669)

Net increase (decrease) in net assets resulting from operations	$332,482,461	$(130,326,916)	$(2,002,171)

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B The Manager voluntarily reimbursed service fees in the amount of $148 for AHL TargetRisk Core Fund.
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL Managed Futures Strategy FundA		AHL TargetRisk FundA
	Six Months Ended June 30, 2022	Year Ended December 31, 2021	Six Months Ended June 30, 2022	Year Ended December 31, 2021
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(15,164,887)	$(25,907,649)	$2,148,834	$5,052,009
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	294,045,434	109,655,349	(103,399,461)	114,796,200
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	53,601,914	(45,948,181)	(29,076,289)	(8,482,448)

Net increase (decrease) in net assets resulting from operations	332,482,461	37,799,519	(130,326,916)	111,365,761

Distributions to shareholders:
Total retained earnings:
R5 Class	–	(27,150,217)	–	(19,576,511)
Y Class	–	(112,909,191)	–	(116,008,135)
Investor Class	–	(2,533,907)	–	(2,940,718)
A Class	–	(678,519)	–	(915,654)
C Class	–	(963,588)	–	(3,253,798)

Net distributions to shareholders	–	(144,235,422)	–	(142,694,816)

Capital share transactions (Note 10):
Proceeds from sales of shares	1,530,852,536	1,452,616,600	152,604,570	443,462,329
Reinvestment of dividends and distributions	–	118,790,601	–	137,920,118
Cost of shares redeemed	(485,188,766)	(450,638,252)	(225,315,346)	(428,585,980)

Net increase (decrease) in net assets from capital share transactions	1,045,663,770	1,120,768,949	(72,710,776)	152,796,467

Net increase (decrease) in net assets	1,378,146,231	1,014,333,046	(203,037,692)	121,467,412

Net assets:
Beginning of period	2,144,276,716	1,129,943,670	916,913,452	795,446,040

End of period	$3,522,422,947	$2,144,276,716	$713,875,760	$916,913,452

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL TargetRisk Core Fund
	Six Months Ended June 30, 2022	Year Ended December 31, 2021
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(34,502)	$(102,306)
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	(1,725,806)	715,337
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	(241,863)	75,364

Net increase (decrease) in net assets resulting from operations	(2,002,171)	688,395

Distributions to shareholders:
Total retained earnings:
Y Class	–	(5,871)
A Class	–	(5,871)
C Class	–	(5,871)
R6 Class	–	(569,487)

Net distributions to shareholders	–	(587,100)

Capital share transactions (Note 10):
Proceeds from sales of shares	1,615,000	–
Reinvestment of dividends and distributions	–	381,692
Cost of shares redeemed	(1,120,361)	–

Net increase (decrease) in net assets from capital share transactions	494,639	381,692

Net increase (decrease) in net assets	(1,507,532)	482,987

Net assets:
Beginning of period	10,528,918	10,045,931

End of period	$9,021,386	$10,528,918

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as non-diversified, open-end management investment companies. As of June 30, 2022, the Trust consists of twenty-eight active series, three of which are presented in this filing: American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Class	Eligible Investors	Minimum Initial Investments

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Consolidation of Subsidiaries

The Schedules of Investments of the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund are consolidated to include the accounts of the American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Cayman TargetRisk Company, Ltd., respectively, each of which are wholly-owned and controlled subsidiaries (the “Subsidiaries”) of the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund. All intercompany accounts and transactions have been eliminated in consolidation for the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund.

For Federal tax purposes, taxable income for each Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (the “Code”) and each Subsidiary’s taxable income is included in the calculation of the applicable Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund either in the current period or future periods. The Subsidiaries have a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Each Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund expect to achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2022	% of Total Net Assets of the Fund at June 30, 2022
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$833,014,985	23.6%
American Beacon Cayman TargetRisk Company, Ltd.	December 31, 2018	155,689,141	21.8%

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting SEC and CFTC disclosure, reporting and recordkeeping requirements for registered investment

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The Funds are commodity pools, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The AHL Managed Futures Strategy Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the AHL Managed Futures Strategy Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the AHL Managed Futures Strategy Fund’s average daily net assets that is calculated and accrued daily, equal to 0.35%.

The AHL TargetRisk Fund and the AHL TargetRisk Core Fund (together, the “TargetRisk Funds”), and the Manager are parties to a Management Agreement that obligates the Manager to provide the TargetRisk Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each of the TargetRisk Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with AHL Partners LLP (the “Sub-Advisor”), pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

AHL Managed Futures Strategy Fund

All Assets	1.00%

AHL TargetRisk Fund

First $500 million	0.55%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

AHL TargetRisk Core Fund

First $500 million	0.525%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2022 were as follows:

AHL Managed Futures Strategy Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$4,846,316
Sub-Advisor Fees	1.00%	13,846,619

Total	1.35%	$18,692,935

AHL TargetRisk Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,476,823
Sub-Advisor Fees	0.55%	2,233,719

Total	0.90%	$3,710,542

AHL TargetRisk Core Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$17,409
Sub-Advisor Fees	0.53%	26,114

Total	0.88%	$43,523

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Y Classes on an annual basis. During the period ended June 30, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$1,015,254
AHL TargetRisk	316,456
AHL TargetRisk Core	-

As of June 30, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$189,565
AHL TargetRisk	44,203
AHL TargetRisk Core	-

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2022, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through April 30, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the period ended June 30, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap						Expiration of Reimbursed Expenses
Fund	Class	1/1/2022 – 4/30/2022	5/1/2022 – 6/30/2022	Reimbursed Expenses		(Recouped) Expenses
AHL Managed Futures Strategy	R5	1.54%	1.54%	$22,913	**	$(190,704	)*	2025
AHL Managed Futures Strategy	Y	1.61%	N/A	73,528	**	-		2025
AHL Managed Futures Strategy	Investor	1.92%	1.92%	1,603	**	(8,289	)*	2025
AHL Managed Futures Strategy	A	1.87%	N/A	437	**	-		2025
AHL Managed Futures Strategy	C	2.62%	N/A	647	**	-		2025
AHL TargetRisk	R5	1.04%	1.04%	5,299	**	(14,234	)*	2025
AHL TargetRisk	Y	1.11%	N/A	19,634	**	-		2025
AHL TargetRisk	Investor	1.42%	N/A	470	**	(5,998	)*	2025
AHL TargetRisk	A	1.44%	N/A	137	**	-		2025
AHL TargetRisk	C	2.19%	N/A	545	**	-		2025
AHL TargetRisk Core	Y	1.09%	1.09%	5,348		-		2025

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	1/1/2022 – 4/30/2022	5/1/2022 – 6/30/2022	Reimbursed Expenses	(Recouped) Expenses
AHL TargetRisk Core	A	1.39%	1.39%	$663	$-	2025
AHL TargetRisk Core	C	2.14%	2.14%	629	-	2025
AHL TargetRisk Core	R6	0.99%	0.99%	75,902	-	2025

*	These amounts represent Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.
**	Includes voluntary fees waived and expenses reimbursed at the American Beacon Cayman Managed Futures Strategy Fund, Ltd. and the American Beacon Cayman TargetRisk Company, Ltd.

Of the above amounts, $1,729,219 and $10,598 were disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at June 30, 2022 for the AHL Managed Futures Strategy Fund and AHL TargetRisk Core Fund, respectively and $41,830 was disclosed as a Payable for expense recoupment on the Statements of Assets and Liabilities at June 30, 2022 for the AHL TargetRisk Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
AHL Managed Futures Strategy	$59,276	$34,107	$168,612	2022
AHL Managed Futures Strategy	139,717	141,958	-	2023
AHL Managed Futures Strategy	-	160,764	-	2024
AHL TargetRisk	17,120	40,728	84,793	2022
AHL TargetRisk	3,112	44,709	-	2023
AHL TargetRisk	-	41,004	-	2024
AHL TargetRisk Core	-	308,326	-	2024

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of June 30, 2022, based on management’s evaluation of the shareholder account base, one account in the Fund has been identified as representing an affiliated significant ownership of approximately 44% for the AHL TargetRisk Core Fund.

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended June 30, 2022, RID collected $8,903 and $68 for AHL Managed Futures Strategy Fund and AHL TargetRisk Fund, respectively, from the sale of A Class Shares. There were no Class A sales charges collected for AHL TargetRisk Core Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the period ended June 30, 2022, there were no CDSC fees collected for the A Class Shares of AHL Managed Futures Strategy Fund, AHL TargetRisk Fund and AHL TargetRisk Core Fund.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the period ended June 30, 2022, CDSC fees of $3,500 and $1,605 were collected for the C Class Shares of AHL Managed Futures Strategy Fund and AHL TargetRisk Core Fund. There were no CDSC fees collected for the C Class Shares of AHL TargetRisk Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Commodity Instruments

Exposure to physical commodities may subject the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However,

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

these investments may help to moderate fluctuations in the value of a Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of a Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Fixed Income Investments

The Funds’ exposure to fixed-income instruments may include:

•

Emerging Markets Debt. The Funds may invest a significant portion of their assets in a particular geographic region or country, including emerging markets. The Funds may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices.

•

High-Yield Bonds. High-yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings and Fitch, Inc. rate them below Baa 3 and BBB-, respectively. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an

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Notes to Financial Statements

June 30, 2022 (Unaudited)

economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

•

Inflation Index Linked Securities. Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments.

•

Investment Grade Securities. Investment grade securities that the Funds may purchase, either as part of its principal investment strategy or to implement a temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch, Inc.) or comparably rated by the sub-advisor if unrated by a rating organization. The Funds, at the discretion of the sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

•

Sovereign Debt. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities.

•	U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities or debt obligations of U.S. Government-sponsored enterprises.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the

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Notes to Financial Statements

June 30, 2022 (Unaudited)

sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the period ended June 30, 2022 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity.

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Notes to Financial Statements

June 30, 2022 (Unaudited)

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

During the period ended June 30, 2022, the Funds entered into forward foreign currency contracts primarily for hedging foreign currency fluctuations.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended June 30, 2022
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy	$648,686,252	$806,906,594
AHL TargetRisk	38,007,651	234,791,442
AHL TargetRisk Core	146,432	493,267

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

During the period ended June 30, 2022, the Funds entered into futures contracts primarily for investing and/or hedging purposes.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2022
AHL Managed Futures Strategy	65,140
AHL TargetRisk	9,330
AHL TargetRisk Core	149

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, a Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and a Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of a Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, a Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by a Fund. However, a Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that a Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure up to the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that a Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that a Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a

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Notes to Financial Statements

June 30, 2022 (Unaudited)

basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of June 30, 2022, for which a Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the period ended June 30, 2022, the AHL TargetRisk Fund entered into credit default swaps primarily for return enhancement and hedging.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts Outstanding
Fund	Period Ended June 30, 2022
AHL TargetRisk	477,437,500

Total Return Swap Agreements

The AHL TargetRisk Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

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Notes to Financial Statements

June 30, 2022 (Unaudited)

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by notional amounts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Period Ended June 30, 2022
AHL TargetRisk	115,515,382

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

AHL Managed Futures Strategy Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$18,111,820	$–	$–	$–	$18,111,820
Receivable for variation margin from open futures contracts(2)	–	54,335,730	29,327,460	12,805,853	30,278,805	126,747,848

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(24,082,921)	$–	$–	$–	$(24,082,921)
Payable for variation margin from open futures contracts(2)	–	(5,743,337)	(49,241,615)	(4,700,847)	(2,307,619)	(61,933,418)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$31,590,531	$–	$–	$–	$31,590,531
Futures contracts	–	57,315,559	189,829,936	118,824,912	(102,876,884)	263,093,523

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$(4,336,598)	$–	$–	$–	$(4,336,598)
Futures contracts	–	60,172,991	(21,619,049)	8,368,901	16,111,485	63,034,328

AHL TargetRisk Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$331,756	$–	$–	$–	$331,756
Receivable for variation margin from open futures contracts(2)	–	–	–	83,009	97,327	180,336
Unrealized appreciation from swap agreements	20,863	–	–	–	–	20,863

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Notes to Financial Statements

June 30, 2022 (Unaudited)

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(388,850)	$–	$–	$–	$(388,850)
Payable for variation margin from open futures contracts(2)	–	–	$–	(1,989,353)	(4,326,841)	(6,316,194)
Unrealized depreciation from swap agreements	(1,090,098)	–	$–	–	(8,810,381)	(9,900,479)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$2,209,541	$–	$–	$–	$2,209,541
Futures contracts	–	–	–	(69,442,115)	(37,088,926)	(106,531,041)
Swap agreements	(19,706,447)	–	–	–	44,564,231	24,857,784

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$3,812,294	$–	$–	$–	$3,812,294
Futures contracts	–	–	–	(1,711,515)	(11,403,340)	(13,114,855)
Swap agreements	(2,751,919)	–	–	–	(13,974,444)	(16,726,363)

AHL TargetRisk Core Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$957	$–	$–	$–	$957
Receivable for variation margin from open futures contracts(2)	–	–	–	1,500	1,786	3,286

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(1,116)	$–	$–	$–	$(1,116)
Payable for variation margin from open futures contracts(2)	–	–	–	(47,946)	(63,537)	(111,483)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$13,679	$–	$–	$–	$13,679
Futures contracts	–	–	–	267,911	(1,977,264)	(1,709,353)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$3,697	$–	$–	$–	$3,697
Futures contracts	–	–	–	(45,456)	(191,145)	(236,601)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements

June 30, 2022 (Unaudited)

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.

As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2022.

AHL Managed Futures Strategy Fund

Offsetting of Financial and Derivative Assets as of June 30, 2022:
	Assets	Liabilities
Futures Contracts(1)(2)	$126,747,848	$61,993,418
Forward Foreign Currency Contracts	18,111,820	24,082,921

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$144,859,668	$86,076,339

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(126,747,848)	$(61,933,418)

Total derivative assets and liabilities subject to an MNA	$18,111,820	$24,082,921

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2022:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
Citibank, N.A.	$3,108,093	$(191,439)	$-	$-	$2,916,654
HSBC Bank (USA)	14,930,258	(14,930,258)	-	-	-
Royal Bank of Scotland PLC	73,469	(73,469)	-	-	-

Total	$18,111,820	$(15,195,166)	$-	$-	$2,916,654

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
Citibank, N.A.	$191,439	$(191,439)	$-	$-	$-
HSBC Bank (USA)	23,382,974	(14,930,258)	-	8,452,716	-
Royal Bank of Scotland PLC	508,508	(73,469)	-	435,039	-

Total	$24,082,921	$(15,195,166)	$-	$8,887,755	$-

AHL TargetRisk Fund

Offsetting of Financial and Derivative Assets as of June 30, 2022:
	Assets	Liabilities
Futures Contracts(1)(2)	$180,336	$6,316,194
Swap Agreement - Centrally cleared(2)	20,863	1,090,098
Swap Agreement - OTC	-	8,810,381
Forward Foreign Currency Contracts	331,756	388,850

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$532,955	$16,605,523

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(201,199)	$(7,406,292)

Total derivative assets and liabilities subject to an MNA	$331,756	$9,199,231

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2022:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
State Street Bank & Trust Co.	$331,756	$(331,756)	$-	$-	$-

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
JPMorgan Securities LLC	$8,810,381	$-	$-	$8,810,381	$-
State Street Bank & Trust Co.	388,850	(331,756)	-	57,094	-

Total	$9,199,231	$(331,756)	$-	$8,867,475	$-

AHL TargetRisk Core Fund

Offsetting of Financial and Derivative Assets as of June 30, 2022:
	Assets	Liabilities
Futures Contracts(1)(2)	$3,286	$111,483
Forward Foreign Currency Contracts	957	1,116

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$4,243	$112,599

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(3,286)	$(111,483)

Total derivative assets and liabilities subject to an MNA	$957	$1,116

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2022:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
State Street Bank & Trust Co.	$957	$(957)	$-	$-	$-

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
State Street Bank & Trust Co.	$1,116	$(957)	$-	$-	$159

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

6.   Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Commodities Risk

The Funds’ investments in commodity-linked derivative instruments may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Funds and the Subsidiaries each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Funds and the Subsidiaries may be more susceptible to risks associated with those sectors. The Funds’ investments in commodity-related instruments may lead to losses in excess of the Funds’ investment in such products. Such losses can significantly and adversely affect the NAV of the Funds and, consequently, a shareholder’s interest in the Funds.

Counterparty Risk

There are two separate categories of counterparty risk that arise out of a Fund’s investments in derivatives. The first relates to the risk that its swap counterparty defaults, and the second category relates to the risk that a futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between a Fund and the FCM. As for the first category of risk, entering into derivatives in the OTC market involves counterparty risk, which is the risk that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations or experience financial difficulties, which may include filing for bankruptcy. Therefore, to the extent that a Fund engages in trading in OTC markets, a Fund could be exposed to greater risk of loss through default than if it confined its trading to transactions that are centrally cleared. The second category of risk exists at and from the time that a Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes a Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be rehypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruptions, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for a Fund.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Funds’ investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may at times be illiquid, and the Funds may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil.

Derivatives may also be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Funds may not recover their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Funds’ annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Funds could also result in increased realized net capital gains, distributions of which are taxable to the Funds’ shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

High-Yield Securities Risk

Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price a Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Funds may lose its entire investment.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed income securities or derivatives, will move in the opposite direction to movements in interest rates. The prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Extremely low or negative interest rates may become more prevalent among U.S. and foreign issuers. To the extent a Fund holds an investment with a negative interest rate to maturity, a Fund may generate a negative return on that investment. Conversely, in the future, interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a Fund.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that a Fund will have the potential for greater losses than if a Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset or class of assets and may cause a Fund’s NAV to be volatile.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because a Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of a Fund’s other investments. Conversely, it is possible that the rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of a Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, a Fund may experience substantial losses. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by a Fund and could reduce or eliminate any net investment profits.

LIBOR Risk

Certain of the instruments identified in the Fund’s principal investment strategies have variable or floating coupon rates that are based on the ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to the Fund. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for the Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV. Recently, the administrator of ICE LIBOR and the UK’s Financial Conduct Authority announced that LIBOR for most tenors and currencies would cease immediately after final values are announced for December 31, 2021, with the remaining tenors and currencies (including one-month U.S. Dollar LIBOR) to cease immediately after final values are announced for June 30, 2023. This announcement has been confirmed by the Alternative Reference Rates Committee (ARRC) of the Federal Reserve Bank of New York as constituting a “benchmark transition event” and establishing “benchmark replacement dates” in ARRC standard LIBOR transition provisions that exist in many U.S. law contracts using LIBOR. Other contracts may or may not adhere to the ARRC’s standard provisions. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Direction Risk

Since the Funds will typically hold both long and short positions, an investment in the Funds will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Funds’ results could suffer both when there is a general market advance and the Funds hold significant “short” positions, and when there is a general market decline and the Funds hold significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Market Timing Risk

The Funds are subject to the risk of market timing activities by investors due to the Funds’ investments in high yield, and foreign securities, or its exposure to foreign securities through the derivatives it holds. If the Funds trade foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to the Funds’ calculation of its net asset value (“NAV”). These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. Frequent trading by Funds shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Funds’ performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Obsolescence Risk

The Funds are unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Funds. The sub-advisor will continue to test, evaluate and add new Models, which may lead to the Models being modified from time to time. Any modification of the Models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification to the Models or strategies on a Fund’s performance.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in rates, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Short Position Risk

The Funds’ losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Funds are required to purchase may have appreciated. Because the Funds may invest the proceeds of a short sale, another effect of short selling on the Funds is similar to the effect of leverage, in that it amplifies changes in the Funds’ net asset value since it increases the exposure of the Funds to the market.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities. These investments are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Subsidiaries Risk

There can be no assurance that the investment objective of a Subsidiary will be achieved. The Subsidiaries are not registered under the Act, and are not subject to all the investor protections of the Act. However, the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund wholly own and control its respective Subsidiary, and each Fund and its respective Subsidiary are both managed by the Manager and the sub-advisor pursuant to separate agreements, making it unlikely that a Subsidiary will take action contrary to the interests of its respective Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Funds, including its investment in the Subsidiaries, and each Fund’s role as sole shareholder of its respective Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or Subsidiaries to operate as described in the Prospectus and could negatively affect the Funds and their respective shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Funds’ ability to use its respective Subsidiary to pursue its investment strategies.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

Tax Risk

To qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) (“RIC”), the Funds must, among other requirements, derive at least 90% of their gross income for each taxable year from “qualifying income.” Income from certain commodity-linked derivative instruments in which the AHL Managed Futures Strategy and AHL TargetRisk Funds invest is not considered qualifying

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

income. These Funds will therefore restrict their income from direct investments in those instruments, such as commodity-linked swaps, to a maximum of 10% of their gross income for each taxable year. Each of these Fund’s investment in its Subsidiary is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service (“IRS”) issued a large number of private letter rulings (“PLRs”) (which the Funds may not cite as precedent) from 2006 to 2011 that income a RIC derives from a wholly owned foreign subsidiary (a “controlled foreign corporation” or “CFC”) (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. Treasury regulations published on March 19, 2019, provide that income inclusions of a RIC from a CFC are qualifying income for the RIC whether or not the CFC makes distributions to the RIC out of its associated earnings and profits for the applicable taxable year. The federal income tax treatment of a Fund’s commodity-linked investments and income from its Subsidiary may be materially adversely affected by future legislation, other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M or otherwise materially affect the character, timing or recognition, and/or amount of a Fund’s taxable income and/or net capital gains and, therefore, the distributions the Funds make.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Funds’ NAV per share to experience volatility. This is because the value of an obligation asset in the Funds is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2021 for AHL Managed Futures Strategy Fund and AHL TargetRisk Fund, and the tax years in the two year period ended December 31, 2021 for AHL TargetRisk Core Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.
Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

As of June 30, 2022, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Managed Futures Strategy	$3,341,808,618	$210,371,837	$(278,890,521)	$(68,518,684)
AHL TargetRisk	694,991,901	13,951,621	(70,656,344)	(56,704,723)
AHL TargetRisk Core	8,468,460	1,016	(9,254)	(8,238)

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at December 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of December 31, 2021, the Funds did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
AHL Managed Futures Strategy	$–	$–	$–	$–
AHL TargetRisk	123,349,596	120,398,128	(316,073,477)	(264,223,501)
AHL TargetRisk Core	–	–	–	–

9.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2022, the Funds did not utilize these facilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	36,469,149	$421,946,658	31,530,869	$350,947,948
Reinvestment of dividends	–	–	683,349	7,188,837
Shares redeemed	(7,695,390)	(88,561,399)	(5,362,859)	(60,424,440)

Net increase in shares outstanding	28,773,759	$333,385,259	26,851,359	$297,712,345

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	92,820,803	$1,060,507,912	93,659,608	$1,065,101,186
Reinvestment of dividends	–	–	10,277,214	107,602,430
Shares redeemed	(33,210,565)	(382,035,994)	(33,066,916)	(368,914,674)

Net increase in shares outstanding	59,610,238	$678,471,918	70,869,906	$803,788,942

	Investor Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	2,440,930	$28,306,483	1,304,903	$14,720,072
Reinvestment of dividends	–	–	240,564	2,489,835
Shares redeemed	(711,147)	(8,094,928)	(876,800)	(9,821,086)

Net increase in shares outstanding	1,729,783	$20,211,555	668,667	$7,388,821

	A Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	966,898	$10,883,308	1,220,407	$13,775,450
Reinvestment of dividends	–	–	60,458	625,740
Shares redeemed	(507,221)	(5,638,660)	(783,136)	(8,799,722)

Net increase in shares outstanding	459,677	$5,244,648	497,729	$5,601,468

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

	C Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	822,331	$9,208,175	739,611	$8,071,944
Reinvestment of dividends	–	–	88,024	883,759
Shares redeemed	(80,480)	(857,785)	(246,178)	(2,678,330)

Net increase in shares outstanding	741,851	$8,350,390	581,457	$6,277,373

	R5 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	764,103	$8,739,262	2,368,476	$31,703,259
Reinvestment of dividends	–	–	1,580,727	19,221,646
Shares redeemed	(1,688,789)	(19,115,170)	(1,865,226)	(24,660,834)

Net increase (decrease) in shares outstanding	(924,686)	$(10,375,908)	2,083,977	$26,264,071

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	11,992,145	$137,316,332	29,952,811	$392,728,468
Reinvestment of dividends	–	–	9,190,748	111,667,590
Shares redeemed	(17,784,377)	(198,111,284)	(29,147,384)	(389,682,187)

Net increase (decrease) in shares outstanding	(5,792,232)	$(60,794,952)	9,996,175	$114,713,871

	Investor Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	247,567	$2,846,785	651,869	$8,912,966
Reinvestment of dividends	–	–	241,370	2,922,989
Shares redeemed	(387,157)	(4,353,405)	(639,362)	(8,558,885)

Net increase (decrease) in shares outstanding	(139,590)	$(1,506,620)	253,877	$3,277,070

	A Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	84,709	$955,408	259,315	$3,574,782
Reinvestment of dividends	–	–	75,010	906,127
Shares redeemed	(125,603)	(1,396,433)	(204,831)	(2,751,865)

Net increase (decrease) in shares outstanding	(40,894)	$(441,025)	129,494	$1,729,044

	C Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL TargetRisk Fund	Shares	Amount	Shares	Amount
Shares sold	246,673	$2,746,783	496,603	$6,542,854
Reinvestment of dividends	–	–	268,605	3,201,766
Shares redeemed	(210,276)	(2,339,054)	(227,925)	(2,932,209)

Net increase in shares outstanding	36,397	$407,729	537,283	$6,812,411

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL TargetRisk Core Fund	Shares	Amount	Shares	Amount
Shares sold	171,423	$1,615,000	–	$–
Reinvestment of dividends	–	–	166	1,679
Shares redeemed	(124,591)	(1,120,361)	–	–

Net increase in shares outstanding	46,832	$494,639	166	$1,679

	A Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL TargetRisk Core Fund	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Reinvestment of dividends	–	–	582	5,871
Shares redeemed	–	–	–	–

Net increase in shares outstanding	–	$–	582	$5,871

	C Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL TargetRisk Core Fund	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Reinvestment of dividends	–	–	168	1,679
Shares redeemed	–	–	–	–

Net increase in shares outstanding	–	$–	168	$1,679

	R6 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
AHL TargetRisk Core Fund	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Reinvestment of dividends	–	–	36,768	372,463
Shares redeemed	–	–	–	–

Net (decrease) in shares outstanding	–	$–	36,768	$372,463

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021		2020	2019	2018	2017

	(unaudited)
Net asset value, beginning of period	$10.49		$10.72		$10.22	$10.63	$10.57	$10.44

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)B	(0.18	)B	(1.03)	0.04	(0.02)	(0.08)
Net gains on investments (both realized and unrealized)	1.50		0.74		2.10	0.01	0.28	0.63

Total income (loss) from investment operations	1.44		0.56		1.07	0.05	0.26	0.55

Less distributions:
Dividends from net investment income	–		(0.47)		(0.34)	(0.27)	(0.14)	–
Distributions from net realized gains	–		(0.32)		(0.23)	(0.19)	(0.06)	(0.42)

Total distributions	–		(0.79)		(0.57)	(0.46)	(0.20)	(0.42)

Net asset value, end of period	$11.93		$10.49		$10.72	$10.22	$10.63	$10.57

Total returnC	13.73	%D	5.12%		10.67%	0.43%	2.42%	5.31%

Ratios and supplemental data:
Net assets, end of period	$881,491,721		$473,334,156		$195,920,482	$347,611,671	$396,044,490	$391,617,624
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.50	%E G	1.55%		1.59%	1.60%	1.71%	1.98%
Expenses, net of reimbursements and/or recoupments	1.49	%E G	1.54%		1.54%	1.54%	1.54%	1.54%
Net investment income (loss), before expense reimbursements and/or recoupments	(1.06	)%E	(1.58)%		(3.19)%	0.52%	(0.40)%	(1.20)%
Net investment income (loss), net of reimbursements and/or recoupments	(1.05	)%E	(1.57)%		(3.14)%	0.58%	(0.23)%	(0.77)%
Portfolio turnover rateF	–%		–%		–%	–%	–%	–%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

G

Please refer to the Expense Reimbursement Plan in Note 2 of the Notes to the Financial Statements for information related to the voluntary fees waived and expenses reimbursed at the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021		2020	2019	2018	2017

	(unaudited)
Net asset value, beginning of period	$10.43		$10.67		$10.17	$10.58	$10.53	$10.41

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)A	(0.17	)A	0.08	0.08	0.10	(0.07)
Net gains (losses) on investments (both realized and unrealized)	1.49		0.72		0.99	(0.05)	0.14	0.61

Total income (loss) from investment operations	1.43		0.55		1.07	0.03	0.24	0.54

Less distributions:
Dividends from net investment income	–		(0.47)		(0.34)	(0.25)	(0.13)	–
Distributions from net realized gains	–		(0.32)		(0.23)	(0.19)	(0.06)	(0.42)

Total distributions	–		(0.79)		(0.57)	(0.44)	(0.19)	(0.42)

Net asset value, end of period	$11.86		$10.43		$10.67	$10.17	$10.58	$10.53

Total returnB	13.71	%C	5.04%		10.71%	0.34%	2.28%	5.23%

Ratios and supplemental data:
Net assets, end of period	$2,536,395,878		$1,608,801,856		$888,669,539	$634,005,786	$500,530,112	$101,513,775
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.53	%D	1.54%		1.64%	1.63%	1.72%	2.04%
Expenses, net of reimbursements and/or recoupments	1.53	%D	1.53%		1.62%	1.64%	1.64%	1.64%
Net investment income (loss), before expense reimbursements and/or recoupments	(1.09	)%D	(1.48)%		0.02%	0.48%	0.71%	(1.25)%
Net investment income (loss), net of reimbursements and/or recoupments	(1.09	)%D	(1.47)%		0.04%	0.47%	0.79%	(0.84)%
Portfolio turnover rateE	–%		–%		–%	–%	–%	–%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021	2020		2019	2018	2017

	(unaudited)
Net asset value, beginning of period	$10.32		$10.56	$10.07		$10.48	$10.44	$10.35

Income (loss) from investment operations:
Net investment income (loss)	(0.08	)A	(0.17)	(0.04	)A	0.06	(0.12)	(0.11)
Net gains (losses) on investments (both realized and unrealized)	1.47		0.67	1.07		(0.05)	0.31	0.62

Total income (loss) from investment operations	1.39		0.50	1.03		0.01	0.19	0.51

Less distributions:
Dividends from net investment income	–		(0.42)	(0.31)		(0.23)	(0.09)	–
Distributions from net realized gains	–		(0.32)	(0.23)		(0.19)	(0.06)	(0.42)

Total distributions	–		(0.74)	(0.54)		(0.42)	(0.15)	(0.42)

Net asset value, end of period	$11.71		$10.32	$10.56		$10.07	$10.48	$10.44

Total returnB	13.47	%C	4.69%	10.42%		0.08%	1.85%	4.98%

Ratios and supplemental data:
Net assets, end of period	$62,726,859		$37,408,089	$31,217,881		$18,716,672	$17,292,936	$20,241,387
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.83	%D F	1.93%	1.97%		1.94%	1.97%	2.20%
Expenses, net of reimbursements and/or recoupments	1.82	%D F	1.92%	1.92%		1.92%	1.92%	1.92%
Net investment income (loss), before expense reimbursements and/or recoupments	(1.40	)%D	(2.84)%	(0.44)%		0.17%	(0.95)%	(1.48)%
Net investment income (loss), net of reimbursements and/or recoupments	(1.39	)%D	(2.83)%	(0.39)%		0.19%	(0.90)%	(1.20)%
Portfolio turnover rateE	–%		–%	–%		–%	–%	–%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

F

Please refer to the Expense Reimbursement Plan in Note 2 of the Notes to the Financial Statements for information related to the voluntary fees waived and expenses reimbursed at the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021		2020	2019	2018		2017

	(unaudited)
Net asset value, beginning of period	$10.32		$10.56		$10.08	$10.49	$10.53		$10.36

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)A	(0.16	)A	(0.01)	0.04	(0.06	)A	(0.41)
Net gains (losses) on investments (both realized and unrealized)	1.47		0.68		1.03	(0.03)	0.18		1.00

Total income (loss) from investment operations	1.40		0.52		1.02	0.01	0.12		0.59

Less distributions:
Dividends from net investment income	–		(0.44)		(0.31)	(0.23)	(0.10)		–
Distributions from net realized gains	–		(0.32)		(0.23)	(0.19)	(0.06)		(0.42)

Total distributions	–		(0.76)		(0.54)	(0.42)	(0.16)		(0.42)

Net asset value, end of period	$11.72		$10.32		$10.56	$10.08	$10.49		$10.53

Total returnB	13.57	%C	4.88%		10.31%	0.06%	1.14%		5.77%

Ratios and supplemental data:
Net assets, end of period	$16,378,993		$9,680,124		$4,653,583	$4,229,124	$4,303,787		$3,408,861
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.77	%D	1.82%		1.91%	1.89%	2.05%		2.35%
Expenses, net of reimbursements and/or recoupments	1.76	%D	1.81%		1.90%	1.94%	1.94%		1.94%
Net investment income (loss), before expense reimbursements and/or recoupments	(1.34	)%D	(1.45)%		(0.69)%	0.22%	(0.72)%		(1.62)%
Net investment income (loss), net of reimbursements and/or recoupments	(1.33	)%D	(1.44)%		(0.68)%	0.17%	(0.61)%		(1.21)%
Portfolio turnover rateE	–%		–%		–%	–%	–%		–%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021		2020		2019		2018	2017

	(unaudited)
Net asset value, beginning of period	$10.00		$10.27		$9.82		$10.25		$10.19	$10.20

Income (loss) from investment operations:
Net investment (loss)	(0.11	)A	(0.33	)A	(0.11	)A	(0.06	)A	(0.17)	(0.17)
Net gains (losses) on investments (both realized and unrealized)	1.43		0.75		1.04		(0.02)		0.30	0.58

Total income (loss) from investment operations	1.32		0.42		0.93		(0.08)		0.13	0.41

Less distributions:
Dividends from net investment income	–		(0.37)		(0.25)		(0.16)		(0.01)	–
Distributions from net realized gains	–		(0.32)		(0.23)		(0.19)		(0.06)	(0.42)

Total distributions	–		(0.69)		(0.48)		(0.35)		(0.07)	(0.42)

Net asset value, end of period	$11.32		$10.00		$10.27		$9.82		$10.25	$10.19

Total returnB	13.20	%C	4.01%		9.62%		(0.78)%		1.30%	4.06%

Ratios and supplemental data:
Net assets, end of period	$25,429,496		$15,052,491		$9,482,185		$6,352,147		$5,088,250	$5,702,799
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.50	%D	2.55%		2.65%		2.64%		2.78%	3.10%
Expenses, net of reimbursements and/or recoupments	2.49	%D	2.54%		2.64%		2.69%		2.69%	2.69%
Net investment (loss), before expense reimbursements and/or recoupments	(2.06	)%D	(3.06)%		(1.07)%		(0.53)%		(1.61)%	(2.31)%
Net investment (loss), net of reimbursements and/or recoupments	(2.05	)%D	(3.05)%		(1.06)%		(0.58)%		(1.52)%	(1.90)%
Portfolio turnover rateE	–%		–%		–%		–%		–%	–%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021	2020	2019	2018B

	(unaudited)
Net asset value, beginning of period	$12.17		$12.75	$12.16	$10.00	$10.00

Income (loss) from investment operations:
Net investment income	0.03	C	0.21	(0.05)	0.02	–
Net gains (losses) on investments (both realized and unrealized)	(1.78)		1.53	0.74	2.69	–

Total income (loss) from investment operations	(1.75)		1.74	0.69	2.71	–

Less distributions:
Dividends from net investment income	–		(0.97)	(0.03)	(0.02)	–
Distributions from net realized gains	–		(1.35)	(0.07)	(0.53)	–

Total distributions	–		(2.32)	(0.10)	(0.55)	–

Net asset value, end of period	$10.42		$12.17	$12.75	$12.16	$10.00

Total returnD	(14.38	)%E	13.69%	5.68%	27.06%	–%

Ratios and supplemental data:
Net assets, end of period	$90,027,133		$116,339,052	$95,337,373	$12,692,260	$24,800,000
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.06	%F	1.05%	1.08%	1.59%	89.10	%F
Expenses, net of reimbursements and/or recoupments	1.05	%F H	1.04%	1.04%	1.04%	0.00	%G
Net investment income (loss), before expense reimbursements and/or recoupments	0.55	%F	0.62%	(0.97)%	(0.44)%	(89.10	)%F
Net investment income (loss), net of reimbursements and/or recoupments	0.56	%F	0.63%	(0.93)%	0.11%	0.00	%F
Portfolio turnover rate	130	%E	195%	197%	77%	–%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commenced operations on December 31, 2018.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.
H

Includes non-operating expenses consisting of dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.04% for the period ended June 30, 2022.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021	2020	2019	2018A

	(unaudited)
Net asset value, beginning of period	$12.16		$12.74	$12.16	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	B	0.28	(0.05)	(0.02)	–
Net gains (losses) on investments (both realized and unrealized)	(1.78)		1.46	0.73	2.73	–

Total income (loss) from investment operations	(1.75)		1.74	0.68	2.71	–

Less distributions:
Dividends from net investment income	–		(0.97)	(0.03)	(0.02)	–
Distributions from net realized gains	–		(1.35)	(0.07)	(0.53)	–

Total distributions	–		(2.32)	(0.10)	(0.55)	–

Net asset value, end of period	$10.41		$12.16	$12.74	$12.16	$10.00

Total returnC	(14.39	)%D	13.66%	5.55%	27.06%	–%

Ratios and supplemental data:
Net assets, end of period	$587,475,593		$756,225,072	$665,119,502	$118,366,001	$100,000
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.07	%E	1.07%	1.13%	1.62%	241.64	%E
Expenses, net of reimbursements and/or recoupments	1.07	%E	1.07%	1.11%	1.14%	0.00	%F
Net investment income (loss), before expense reimbursements and/or recoupments	0.54	%E	0.58%	(1.18)%	(1.13)%	(241.64	)%E
Net investment income (loss), net of reimbursements and/or recoupments	0.54	%E	0.58%	(1.16)%	(0.65)%	0.00%
Portfolio turnover rate	130	%D	195%	197%	77%	–%

A	Commenced operations on December 31, 2018.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021	2020	2019	2018A

	(unaudited)
Net asset value, beginning of period	$12.11		$12.70	$12.14	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01	B	0.21	(0.13)	(0.07)	–
Net gains (losses) on investments (both realized and unrealized)	(1.76)		1.47	0.76	2.76	–

Total income (loss) from investment operations	(1.75)		1.68	0.63	2.69	–

Less distributions:
Dividends from net investment income	–		(0.92)	–	(0.02)	–
Distributions from net realized gains	–		(1.35)	(0.07)	(0.53)	–

Total distributions	–		(2.27)	(0.07)	(0.55)	–

Net asset value, end of period	$10.36		$12.11	$12.70	$12.14	$10.00

Total returnC	(14.45	)%D	13.24%	5.18%	26.85%	–%

Ratios and supplemental data:
Net assets, end of period	$14,241,469		$18,344,072	$16,012,197	$8,469,551	$100,010
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.42	%E	1.42%	1.45%	1.93%	241.89	%E
Expenses, net of reimbursements and/or recoupments	1.41	%E	1.42%	1.42%	1.42%	0.00	%F
Net investment income (loss), before expense reimbursements and/or recoupments	0.19	%E	0.29%	(1.70)%	(1.49)%	(241.89	)%E
Net investment income (loss), net of reimbursements and/or recoupments	0.20	%E	0.29%	(1.67)%	(0.98)%	0.00%
Portfolio turnover rate	130	%D	195%	197%	77%	–%

A	Commenced operations on December 31, 2018.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021	2020		2019A

	(unaudited)
Net asset value, beginning of period	$12.08		$12.68	$12.12		$11.32

Income (loss) from investment operations:
Net investment income (loss)	0.02	B	0.25	(0.10)		(0.03)
Net gains (losses) on investments (both realized and unrealized)	(1.76)		1.45	0.73		1.38

Total income (loss) from investment operations	(1.74)		1.70	0.63		1.35

Less distributions:
Dividends from net investment income	–		(0.95)	(0.00	)C	(0.02)
Distributions from net realized gains	–		(1.35)	(0.07)		(0.53)

Total distributions	–		(2.30)	(0.07)		(0.55)

Net asset value, end of period	$10.34		$12.08	$12.68		$12.12

Total returnD	(14.40	)%E	13.38%	5.19%		11.89	%E

Ratios and supplemental data:
Net assets, end of period	$4,182,011		$5,381,597	$4,007,021		$1,469,217
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.30	%F	1.30%	1.45%		2.33	%F
Expenses, net of reimbursements and/or recoupments	1.29	%F	1.30%	1.44%		1.44	%F
Net investment income (loss), before expense reimbursements and/or recoupments	0.30	%F	1.06%	(1.57)%		(1.73	)%F
Net investment income (loss), net of reimbursements and/or recoupments	0.31	%F	1.06%	(1.56)%		(0.84	)%F
Portfolio turnover rate	130	%E	195%	197%		77	%E

A	Commenced operations on April 30, 2019.
B	Per share amounts have been calculated using the average shares method.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021		2020	2019A

	(unaudited)
Net asset value, beginning of period	$11.92		$12.55		$12.09	$11.32

Income (loss) from investment operations:
Net investment (loss)	(0.01)		(0.02	)B	(0.17)	(0.06)
Net gains (losses) on investments (both realized and unrealized)	(1.75)		1.59		0.70	1.36

Total income (loss) from investment operations	(1.76)		1.57		0.53	1.30

Less distributions:
Dividends from net investment income	–		(0.85)		–	–
Distributions from net realized gains	–		(1.35)		(0.07)	(0.53)

Total distributions	–		(2.20)		(0.07)	(0.53)

Net asset value, end of period	$10.16		$11.92		$12.55	$12.09

Total returnC	(14.77	)%D	12.51%		4.37%	11.42	%D

Ratios and supplemental data:
Net assets, end of period	$17,949,554		$20,623,659		$14,969,947	$5,702,552
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.07	%E	2.06%		2.20%	2.76	%E
Expenses, net of reimbursements and/or recoupments	2.06	%E	2.06%		2.19%	2.19	%E
Net investment (loss), before expense reimbursements and/or recoupments	(0.45	)%E	(0.15)%		(2.34)%	(2.28	)%E
Net investment (loss), net of reimbursements and/or recoupments	(0.44	)%E	(0.15)%		(2.33)%	(1.71	)%E
Portfolio turnover rate	130	%D	195%		197%	77	%D

A	Commenced operations on April 30, 2019.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021		December 16, 2020A to December 31, 2020

	(unaudited)
Net asset value, beginning of period	$10.14		$10.05		$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.03	)B	(0.11)		(0.00	)C
Net gains (losses) on investments (both realized and unrealized)	(1.81)		0.79		0.05

Total income (loss) from investment operations	(1.84)		0.68		0.05

Less distributions:
Distributions from net realized gains	–		(0.59)		–

Total distributions	–		(0.59)		–

Net asset value, end of period	$8.30		$10.14		$10.05

Total returnD	(18.15	)%E	6.75%		0.50	%E

Ratios and supplemental data:
Net assets, end of period	$473,310		$103,053		$100,456
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.66	%F	4.91	%G	19.25	%F G
Expenses, net of reimbursements and/or recoupments	1.09	%F	1.09%		1.09	%F
Net investment loss), before expense reimbursements and/or recoupmentsG	(2.33	)%F	(4.89	)%G	(19.22	)%F G
Net investment (loss), net of reimbursements and/or recoupments	(0.76	)%F	(1.07)%		(1.06	)%F
Portfolio turnover rateH	–%		–%		–%

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Amount is less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Includes non-recurring organization and offering costs.
H

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021		December 16, 2020A to December 31, 2020

	(unaudited)
Net asset value, beginning of period	$10.10		$10.04		$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.05)		(0.13)		(0.01)
Net gains (losses) on investments (both realized and unrealized)	(1.78)		0.78		0.05

Total income (loss) from investment operations	(1.83)		0.65		0.04

Less distributions:
Dividends from net investment income	–		–		–
Distributions from net realized gains	–		(0.59)		–

Total distributions	–		(0.59)		–

Net asset value, end of period	$8.27		$10.10		$10.04

Total returnB	(18.12	)%C	6.46%		0.40	%C

Ratios and supplemental data:
Net assets, end of period	$87,496		$106,920		$100,443
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.93	%D	5.16	%E	19.65	%D E
Expenses, net of reimbursements and/or recoupments	1.39	%D	1.39%		1.39	%D
Net investment (loss), before expense reimbursements and/or recoupmentsE	(2.61	)%D	(5.14)%		(19.62	)%D
Net investment (loss), net of reimbursements and/or recoupments	(1.07	)%D	(1.37)%		(1.36	)%D
Portfolio turnover rateF	–%		–%		–%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021		December 16, 2020A to December 31, 2020

	(unaudited)
Net asset value, beginning of period	$10.02		$10.04		$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.08)		(0.21)		(0.01)
Net gains (losses) on investments (both realized and unrealized)	(1.77)		0.78		0.05

Total income (loss) from investment operations	(1.85)		0.57		0.04

Less distributions:
Distributions from net realized gains	–		(0.59)		–

Total distributions	–		(0.59)		–

Net asset value, end of period	$8.17		$10.02		$10.04

Total returnB	(18.46	)%C	5.66%		0.40	%C

Ratios and supplemental data:
Net assets, end of period	$83,068		$101,889		$100,413
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.68	%D	5.96	%E	20.40	%D E
Expenses, net of reimbursements and/or recoupments	2.14	%D	2.14%		2.14	%D
Net investment loss), before expense reimbursements and/or recoupmentsE	(3.36	)%D	(5.94	)%E	(20.37	)%D E
Net investment income (loss), net of reimbursements and/or recoupments	(1.82	)%D	(2.12)%		(2.11	)%D
Portfolio turnover rateF	–%		–%		–%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021		December 16, 2020A to December 31, 2020

	(unaudited)
Net asset value, beginning of period	$10.15		$10.05		$10.00

Income from investment operations:
Net investment (loss)	(0.03)		(0.10)		(0.00	)B
Net gains (losses) on investments (both realized and unrealized)	(1.80)		0.79		0.05

Total income (loss) from investment operations	(1.83)		0.69		0.05

Less distributions:
Distributions from net realized gains	–		(0.59)		–

Total distributions	–		(0.59)		–

Net asset value, end of period	$8.32		$10.15		$10.05

Total returnC	(18.03	)%D	6.85%		0.50	%D

Ratios and supplemental data:
Net assets, end of period	$8,377,512		$10,217,056		$9,744,619
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.66	%E	3.60	%F	14.61	%E F
Expenses, net of reimbursements and/or recoupments	0.99	%E	0.99%		0.99	%E
Net investment (loss), before expense reimbursements and/or recoupmentsF	(2.34	)%E	(3.58	)%F	(14.58	)%E F
Net investment (loss), net of reimbursements and/or recoupments	(0.67	)%E	(0.97)%		(0.96	)%E
Portfolio turnover rateG	–%		–%		–%

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon FundsSM

Affirmation of the Commodity Pool Operator

June 30, 2022 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund for the period from January 1, 2022 to June 30, 2022, is accurate and complete.

Melinda G. Heika, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund

Disclosures Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon AHL Managed Futures Strategy Fund (“Managed Futures Fund”), the American Beacon AHL TargetRisk Fund (“TargetRisk Fund”), and the American Beacon AHL TargetRisk Core Fund (“TargetRisk Core Fund”) (each, a “Fund” and collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, AHL Partners LLP (the “sub-advisor”), and the Trust, on behalf of the Funds.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Disclosures Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the sub-advisor for the Funds; (3) the profits, if any, earned by the Manager in rendering services to the Funds; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Managed Futures Fund’s long-term performance, the TargetRisk Fund’s performance since its inception on December 31, 2018, and the TargetRisk Core Fund’s performance since its inception on December 16, 2020; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the sub-advisor; succession plans for key employees who perform services for the Funds; diversity and inclusion initiatives; the adequacy of the resources committed to the Funds by the sub-advisor; the financial stability of the sub-advisor; and representations made by the sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universes selected by Broadridge may not provide appropriate comparisons for a Fund due to its unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of each Fund relative to the Fund’s benchmark index and, for the TargetRisk Fund and TargetRisk Core Fund, relative to the performance of other comparable investment accounts managed by the sub-advisor. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual fund level, with the Manager earning a profit with respect to the Managed Futures Fund and the TargetRisk Fund before and after the payment of distribution-related expenses by the Manager, and the Manager sustaining a loss with respect to the TargetRisk

Disclosures Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Core Fund before and after the payment of distribution-related expenses by the Manager. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that the Manager is waiving fees and/or reimbursing expenses for certain share classes of the TargetRisk Fund and TargetRisk Core Fund and all share classes of the Managed Futures Fund.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to a Fund, the Board considered representations made by the sub-advisor that with respect to the Managed Futures Fund, the sub-advisor does not manage any comparable client accounts, and therefore could not provide fee schedules for comparable investment accounts managed by the sub-advisor, and, with respect to the TargetRisk Fund and the TargetRisk Core Fund, the sub-advisory fee rate schedule was compared to other comparable client accounts. The Board did not request profitability data from the sub-advisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that sub-advisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to the TargetRisk Fund and TargetRisk Core Fund, the Manager has negotiated breakpoints for the subadvisory fee rates. The Board also considered that the current assets of the TargetRisk Core Fund did not exceed the threshold necessary to reach the first sub-advisory fee rate breakpoint, but that the current assets of the TargetRisk Fund did exceed such threshold.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund, except for the Managed Futures Fund. In this regard, the Board considered that no Fund’s current assets exceeded the threshold necessary to reach the first management fee breakpoint. Based on the foregoing and other information, the Board concluded that the Manager and sub-advisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisor. The Board also considered that the Manager may invest the Funds’ cash balances in the American Beacon U.S. Government Money

Disclosures Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares, except for the TargetRisk Core Fund, relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the TargetRisk Core Fund, which does not offer R5 Class shares, performance comparisons were made to the Fund’s Y Class shares. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, if applicable, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill. The Board noted that the TargetRisk Fund and TargetRisk Core Fund each had a shorter-term performance record, and evaluated the information provided.

The expense comparisons below were made for each Fund’s R5 Class shares, except for the TargetRisk Core Fund, relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. For the TargetRisk Core Fund, which does not offer R5 Class shares, the Fund’s Y Class shares were used for purposes of expense comparisons to the Broadridge Expense Universe and Broadridge Expense Group. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2021. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Managed Futures Fund’s and TargetRisk Fund’s Institutional Class shares to R5 Class shares, the share class used for these Funds’ Morningstar Fee Level comparisons had changed to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for these Funds.

Disclosures Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon AHL Managed Futures Strategy Fund

In considering the renewal of the Agreements for the Managed Futures Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Board also considered: (1) the sub-advisor’s representation that it does not manage other accounts with the same or materially similar investment strategies and service requirements as the sub-advisor manages for the Managed Futures Fund; and (2) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Agreements are fair and reasonable; and (2) determined that the Managed Futures Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Managed Futures Fund.

Additional Considerations and Conclusions with Respect to the American Beacon AHL TargetRisk Fund

In considering the renewal of the Agreements for the TargetRisk Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (three-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	2nd Quintile

The Board also considered the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Agreements are fair and reasonable; and (2) determined that the TargetRisk Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the TargetRisk Fund.

Disclosures Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon AHL TargetRisk Core Fund

In considering the renewal of the Agreements for the TargetRisk Core Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking	3rd Quintile

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	5th Quintile

The Board also considered the Manager’s recommendation to continue to retain the sub-advisor based upon, among other factors, the relatively brief period that the TargetRisk Core Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Agreements are fair and reasonable; and (2) determined that the TargetRisk Core Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the TargetRisk Core Fund.

Disclosure Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

Change in Independent Registered Public Accounting Firm (Unaudited)

The Audit and Compliance Committee of the Board approved a change in the Funds’ independent registered public accounting firm on August 15, 2022. The Funds engaged PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending December 31, 2022, replacing Ernst & Young LLP (“EY”), the Funds’ previous independent registered public accounting firm. EY’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2020 and December 31, 2021 contained no adverse opinion or disclaimer of opinion nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Funds and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Funds’ portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Managers Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund are service marks of American Beacon Advisors, Inc.

SAR 06/22

American Beacon® FUNDS

2022 SEMI-ANNUAL REPORT

June 30, 2022

BAHL & GAYNOR SMALL CAP GROWTH FUND

B&G 0622

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BAHL & GAYNOR SMALL CAP GROWTH FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

On April 14, 1938, while addressing the country’s economic challenges in his 12th fireside chat to the American public, President Franklin Delano Roosevelt said, “… to reach a port, we must sail – sail, not tie at anchor – sail, not drift.”

President Roosevelt’s expression still rings true today. That is to say, to successfully reach our destination – whether a geographical one or a financial goal – we should thoughtfully and purposefully plan our journey. Such a journey requires diligence, patience and time, and there are no guarantees that we will reach port safely by the course we initially charted. Instead, we must diligently monitor our charts and compass, making adjustments along the way to help us reach our destination. These periodic recalibrations can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the potential impacts from events such as Russia’s war with Ukraine, rising global and domestic inflation, and ongoing supply chain disruptions associated with the COVID-19 pandemic.

We encourage you to work with financial professionals who can help develop your personal savings plan, conduct annual plan reviews, and guide adjustments to your portfolio to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your individual risk tolerance, you may be better positioned to withstand short-term volatility. And with careful and continual planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long- term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Investor Class of the American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) returned -18.44% for the six-month period ended June 30, 2022. The Fund outperformed the Russell 2000® Growth Index (the “Index”) return of -29.45% for the period.

Total Returns for the Period ended June 30, 2022

	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (07/15/2014)
R5 Class (1,4)	GBSIX	-18.28%	-13.95%	4.54%	4.88%	7.35%
Y Class (1,4)	GBSYX	-18.31%	-14.00%	4.45%	4.79%	7.25%
Investor Class (1,4)	GBSPX	-18.44%	-14.26%	4.23%	4.52%	6.97%
A without Sales Charge (1,2,4)	GBSAX	-18.41%	-14.21%	4.16%	4.48%	6.93%
A with Sales Charge (1,2,4)	GBSAX	-23.09%	-19.15%	2.13%	3.25%	6.14%
C without Sales Charge (1,2,4)	GBSCX	-18.77%	-14.92%	3.33%	3.68%	6.12%
C with Sales Charge (1,2,4)	GBSCX	-19.77%	-15.92%	3.33%	3.68%	6.12%

Russell 2000® Index (3)		-23.43%	-25.20%	4.21%	5.17%	6.32%
Russell 2000® Growth Index (3)		-29.45%	-33.43%	1.40%	4.80%	6.42%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.	A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

3.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Bahl & Gaynor Small Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 2000 Growth Index and the Russell 2000 Index (the “Indexes”) vest in the relevant LSE Group company which owns the Indexes. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Indexes or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Indexes for the purpose to which they are being put by the Manager. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C, Class shares were 1.40%, 1.46%, 1.77%, 1.69%, and 2.49%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index primarily due to security selection while sector allocation was also a positive contributor.

Most of the Fund’s outperformance related to security selection was attributable to holdings in the Health Care and Information Technology sectors. Within Health Care, contributors included overweight positions in U.S. Physical Therapy, Inc. (up 15.1%) and LeMaitre Vascular, Inc. (down 9.0%). In the Information Technology sector, positions in CSG Systems International, Inc. (up 4.5%) and Progress Software Corp. (down 6.0%) contributed to performance relative to the benchmark.

2

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

June 30, 2022 (Unaudited)

The aforementioned performance was somewhat offset by the Fund’s holdings in the Materials sectors. The primary detractor in the Materials sector included holding the out-of-benchmark name, Scotts Miracle-Gro Co. (down 50.2%).

From a sector allocation perspective, the Fund’s overweight allocation to the Materials sector and underweight allocation to the Consumer Discretionary sector contributed positively to relative performance. Conversely, the Fund’s underweight to the Energy sector detracted.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in high-quality, smaller capitalization, dividend-paying stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
U.S. Physical Therapy, Inc.		4.7
Ensign Group, Inc.		4.0
Tetra Tech, Inc.		4.0
LeMaitre Vascular, Inc.		3.9
TTEC Holdings, Inc.		3.8
CSG Systems International, Inc.		3.7
Progress Software Corp.		3.6
Chemed Corp.		3.1
Ritchie Bros Auctioneers, Inc.		3.0
Evercore, Inc., Class A		2.9

Total Fund Holdings	47

Sector Allocation (% Equities)
Industrials		24.4
Health Care		18.6
Information Technology		16.8
Financials		13.6
Materials		7.9
Consumer Staples		5.9
Consumer Discretionary		5.3
Real Estate		2.9
Utilities		2.7
Communication Services		1.4
Energy		0.5

3

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

June 30, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

4

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

June 30, 2022 (Unaudited)

American Beacon Bahl & Gaynor Small Cap Growth Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
R5 Class
Actual	$1,000.00	$817.20	$4.42
Hypothetical**	$1,000.00	$1,019.94	$4.91
Y Class
Actual	$1,000.00	$816.90	$4.87
Hypothetical**	$1,000.00	$1,019.44	$5.41
Investor Class
Actual	$1,000.00	$815.60	$6.12
Hypothetical**	$1,000.00	$1,018.05	$6.81
A Class
Actual	$1,000.00	$815.90	$5.94
Hypothetical**	$1,000.00	$1,018.25	$6.61
C Class
Actual	$1,000.00	$812.30	$9.57
Hypothetical**	$1,000.00	$1,014.23	$10.64

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.32%, and 2.13% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

5

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.72%

Communication Services - 1.36%

Media - 1.36%
Nexstar Media Group, Inc., Class A	2,979	$485,220

Consumer Discretionary - 5.27%

Household Durables - 1.79%
MDC Holdings, Inc.	19,763	638,542

Leisure Products - 2.32%
Brunswick Corp.	6,296	411,633
Johnson Outdoors, Inc., Class A	6,770	414,053

		825,686

Specialty Retail - 1.16%
Rent-A-Center, Inc.	21,144	411,251

Total Consumer Discretionary		1,875,479

Consumer Staples - 5.85%

Food Products - 3.77%
Lancaster Colony Corp.	6,116	787,618
Utz Brands, Inc.A	39,895	551,349

		1,338,967

Personal Products - 2.08%
Inter Parfums, Inc.	10,135	740,463

Total Consumer Staples		2,079,430

Energy - 0.52%

Oil, Gas & Consumable Fuels - 0.52%
World Fuel Services Corp.	8,981	183,751

Financials - 13.40%

Banks - 5.77%
First Financial Bancorp	23,655	458,907
First Interstate BancSystem, Inc., Class A	18,977	723,213
Home BancShares, Inc.	41,858	869,391

		2,051,511

Capital Markets - 4.06%
Evercore, Inc., Class A	10,899	1,020,255
Victory Capital Holdings, Inc., Class A	17,516	422,136

		1,442,391

Insurance - 3.57%
Horace Mann Educators Corp.	14,058	539,546
Kinsale Capital Group, Inc.	3,182	730,715

		1,270,261

Total Financials		4,764,163

Health Care - 18.35%

Health Care Equipment & Supplies - 6.57%
CONMED Corp.	9,861	944,289
LeMaitre Vascular, Inc.	30,576	1,392,737

		2,337,026

Health Care Providers & Services - 11.78%
Chemed Corp.	2,347	1,101,658
Ensign Group, Inc.	19,519	1,434,061

See accompanying notes

6

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.72% (continued)

Health Care - 18.35% (continued)

Health Care Providers & Services - 11.78% (continued)
U.S. Physical Therapy, Inc.	15,148	$1,654,162

		4,189,881

Total Health Care		6,526,907

Industrials - 24.06%

Aerospace & Defense - 2.89%
BWX Technologies, Inc.	8,846	487,326
Curtiss-Wright Corp.	4,085	539,465

		1,026,791

Building Products - 4.71%
AAON, Inc.	6,319	346,029
Simpson Manufacturing Co., Inc.	3,882	390,568
UFP Industries, Inc.	13,788	939,514

		1,676,111

Commercial Services & Supplies - 8.45%
MSA Safety, Inc.	4,243	513,700
Ritchie Bros Auctioneers, Inc.	16,631	1,082,013
Tetra Tech, Inc.	10,335	1,411,244

		3,006,957

Machinery - 3.75%
EnPro Industries, Inc.	5,709	467,739
Federal Signal Corp.	24,280	864,368

		1,332,107

Professional Services - 4.26%
Exponent, Inc.	10,380	949,459
Insperity, Inc.	3,322	331,635
ManTech International Corp., Class A	2,447	233,566

		1,514,660

Total Industrials		8,556,626

Information Technology - 16.61%

Electronic Equipment, Instruments & Components - 1.90%
Littelfuse, Inc.	2,663	676,508

IT Services - 7.51%
CSG Systems International, Inc.	21,956	1,310,334
TTEC Holdings, Inc.	20,066	1,362,281

		2,672,615

Semiconductors & Semiconductor Equipment - 3.58%
Power Integrations, Inc.	10,064	754,901
Universal Display Corp.	5,123	518,140

		1,273,041

Software - 3.62%
Progress Software Corp.	28,410	1,286,973

Total Information Technology		5,909,137

Materials - 7.76%

Chemicals - 7.76%
Avient Corp.	24,777	993,062
Balchem Corp.	5,010	649,998
Scotts Miracle-Gro Co.A	5,371	424,255

See accompanying notes

7

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.72% (continued)

Materials - 7.76% (continued)

Chemicals - 7.76% (continued)
Stepan Co.	6,838	$693,031

		2,760,346

Total Materials		2,760,346

Real Estate - 2.86%

Equity Real Estate Investment Trusts (REITs) - 2.86%
Innovative Industrial Properties, Inc.	1,670	183,483
Terreno Realty Corp.	14,961	833,776

		1,017,259

Total Real Estate		1,017,259

Utilities - 2.68%

Gas Utilities - 2.68%
Chesapeake Utilities Corp.	7,357	953,099

Total Common Stocks (Cost $31,463,080)		35,111,417

SHORT-TERM INVESTMENTS 1.15% (Cost $409,019)

Investment Companies - 1.15%
American Beacon U.S. Government Money Market Select Fund, 1.14%B C	409,019	409,019

TOTAL INVESTMENTS - 99.87% (Cost $31,872,099)		35,520,436
OTHER ASSETS, NET OF LIABILITIES - 0.13%		45,400

TOTAL NET ASSETS - 100.00%		$35,565,836

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2022 (Note 9).

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

Long Futures Contracts Open on June 30, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Russell 2000 Index Futures	5	September 2022	$424,177	$427,000	$2,823

			$424,177	$427,000	$2,823

Index Abbreviations:
CME	Chicago Mercantile Exchange.

See accompanying notes

8

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

Bahl & Gaynor Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$35,111,417	$-	$-	$35,111,417
Short-Term Investments	409,019	-	-	409,019

Total Investments in Securities - Assets	$35,520,436	$-	$-	$35,520,436

Financial Derivative Instruments - Assets
Futures Contracts	$2,823	$-	$-	$2,823

Total Financial Derivative Instruments - Assets	$2,823	$-	$-	$2,823

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

9

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†§	$35,111,417
Investments in affiliated securities, at fair value‡	409,019
Cash collateral held at broker for futures contracts	51,000
Dividends and interest receivable	33,653
Receivable for fund shares sold	67
Receivable for expense reimbursement (Note 2)	11,033
Receivable for variation margin on open futures contracts (Note 5)	2,865
Prepaid expenses	56,834

Total assets	35,675,888

Liabilities:
Payable for fund shares redeemed	4,522
Cash due to broker for futures contracts	6,183
Management and sub-advisory fees payable (Note 2)	27,180
Service fees payable (Note 2)	1,271
Transfer agent fees payable (Note 2)	2,445
Custody and fund accounting fees payable	14,043
Professional fees payable	37,841
Payable for prospectus and shareholder reports	15,734
Other liabilities	833

Total liabilities	110,052

Net assets	$35,565,836

Analysis of net assets:
Paid-in-capital	$29,898,546
Total distributable earnings (deficits)A	5,667,290

Net assets	$35,565,836

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	1,124,745

Y Class	1,095,013

Investor Class	188,954

A Class	70,179

C Class	17,823

Net assets:
R5 Class	$16,143,138

Y Class	$15,577,691

Investor Class	$2,632,259

A Class	$976,731

C Class	$236,017

Net asset value, offering and redemption price per share:
R5 Class	$14.35

Y Class	$14.23

Investor Class	$13.93

A Class	$13.92

A Class (offering price)	$14.77

C Class	$13.24

† Cost of investments in unaffiliated securities	$31,463,080
‡ Cost of investments in affiliated securities	$409,019
§ Fair value of securities on loan	$636,192

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

10

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Operations

For the period ended June 30, 2022 (Unaudited)

Bahl & Gaynor Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$314,615
Dividend income from affiliated securities (Note 2)	569
Income derived from securities lending (Note 9)	410

Total investment income	315,594

Expenses:
Management and sub-advisory fees (Note 2)	175,268
Transfer agent fees:
R5 Class (Note 2)	4,388
Y Class (Note 2)	9,533
Investor Class	690
A Class	55
C Class	16
Custody and fund accounting fees	17,142
Professional fees	29,348
Registration fees and expenses	35,462
Service fees (Note 2):
Investor Class	5,468
A Class	437
C Class	159
Distribution fees (Note 2):
A Class	1,371
C Class	1,288
Prospectus and shareholder report expenses	5,985
Trustee fees (Note 2)	1,515
Loan expense (Note 10)	87
Other expenses	4,739

Total expenses	292,951

Net fees waived and expenses (reimbursed) (Note 2)	(78,690)

Net expenses	214,261

Net investment income	101,333

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	1,557,821
Futures contracts	(114,835)
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(9,908,664)
Futures contracts	3,275

Net (loss) from investments	(8,462,403)

Net (decrease) in net assets resulting from operations	$(8,361,070)

† Foreign taxes	$1,281

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

11

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Changes in Net Assets

	Six Months Ended June 30, 2022	Year Ended December 31, 2021
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$101,333	$122,983
Net realized gain from investments in unaffiliated securities and futures contracts	1,442,986	5,572,772
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	(9,905,389)	838,188

Net increase (decrease) in net assets resulting from operations	(8,361,070)	6,533,943

Distributions to shareholders:
Total retained earnings:
R5 Class	–	(1,241,910)
Y Class	–	(1,413,879)
Investor Class	–	(211,168)
A Class	–	(85,291)
C Class	–	(19,400)

Net distributions to shareholders	–	(2,971,648)

Capital share transactions (Note 11):
Proceeds from sales of shares	874,218	3,901,960
Reinvestment of dividends and distributions	–	2,933,914
Cost of shares redeemed	(3,519,365)	(5,948,081)

Net increase (decrease) in net assets from capital share transactions	(2,645,147)	887,793

Net increase (decrease) in net assets	(11,006,217)	4,450,088

Net assets:
Beginning of period	46,572,053	42,121,965

End of period	$35,565,836	$46,572,053

See accompanying notes

12

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of June 30, 2022, the Trust consists of twenty-eight active series, one of which is presented in this filing: American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”). The remaining twenty-seven active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives the fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how the fund will use derivatives, may adversely affect the fund’s performance and may increase costs related to the fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to the fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Fund.

13

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and

14

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

15

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Bahl & Gaynor, Inc. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $500 million	0.525%
Over $500 million	0.50%

The Management and Sub-Advisory Fees paid by the Fund for the period ended June 30, 2022 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.350%	$70,134
Sub-Advisor Fees	0.525%	105,134

Total	0.875%	$175,268

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the period ended June 30, 2022, the Manager received securities lending fees of $44 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has

16

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended June 30, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$13,079

As of June 30, 2022, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$1,924

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with a June 30, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2022 Fair Value
U.S. Government Money Market Select	Direct	Bahl & Gaynor Small Cap Growth	$409,019	$-	$-	$569	$409,019

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2022, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Bahl & Gaynor Small Cap Growth	$247

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the fund. When the fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2022, the Fund

17

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

borrowed on average $127,424 for 2 days at an average interest rate of 0.88% with interest charges of $6. These amounts are recorded as “Other expenses” in the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund, through April 30, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Fund’s expense cap. During the period ended June 30, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap				Expiration of Reimbursed Expenses
Fund	Class	1/1/2022 – 4/30/2022	5/1/2022 – 6/30/2022	Reimbursed Expenses	(Recouped) Expenses
Bahl & Gaynor Small Cap Growth	R5	0.98%	0.98%	$36,665	$–	2025
Bahl & Gaynor Small Cap Growth	Y	1.08%	1.08%	33,605	–	2025
Bahl & Gaynor Small Cap Growth	Investor	1.36%	1.36%	5,958	–	2025
Bahl & Gaynor Small Cap Growth	A	1.32%	1.32%	2,001	–	2025
Bahl & Gaynor Small Cap Growth	C	2.13%	2.12%	461	–	2025

Of the above amounts, $11,033 was disclosed as a Receivable for expense reimbursement on the Statement of Assets and Liabilities at June 30, 2022.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	$–	$78,203	$62,898	2022
Bahl & Gaynor Small Cap Growth	–	134,708	–	2023
Bahl & Gaynor Small Cap Growth	–	182,474	–	2024

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended June 30, 2022, RID collected $116 from the sale of A Class Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the period ended June 30, 2022, there were no CDSC fees collected for the A Class Shares of the Fund.

18

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the period ended June 30, 2022, CDSC fees of $134 were collected for C Class Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

19

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

20

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain

21

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts (“REITs”)

The Fund may own shares of REITs which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

22

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

During the period ended June 30, 2022, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2022
Bahl & Gaynor Small Cap Growth	4

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$2,823	$2,823

The effect of financial derivative instruments on the Statement of Operations as of June 30, 2022:

	Derivatives not accounted for as hedging instruments
Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(114,835)	$(114,835)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$3,275	$3,275

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2022.

23

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Offsetting of Financial and Derivative Assets as of June 30, 2022:
	Assets	Liabilities
Futures Contracts(1)	$2,823	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,823	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(2,823)	$-

(1) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Dividend Risk

The Fund’s focus on dividend-paying stocks could cause the Fund to underperform funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, the Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by the Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or

24

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term

25

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

26

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of the Fund’s securities provide collateral either in the form of cash, which the Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. The Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, the Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of the Fund’s collateral is inadequate. Although the Fund’s securities lending agent may indemnify the Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

27

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2022, the tax cost for the Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bahl & Gaynor Small Cap Growth	$32,261,592	$6,782,456	$(3,523,612)	$3,258,844

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at December 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of December 31, 2021, the Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bahl & Gaynor Small Cap Growth	$4,060,433	$6,928,710

A summary of the Fund’s transactions in the USG Select Fund for the period ended June 30, 2022 were as follows:

Fund	Type of Transaction	December 31, 2021 Shares/Fair Value	Purchases	Sales	June 30, 2022 Shares/Fair Value
Bahl & Gaynor Small Cap Growth	Direct	$228,422	$4,448,152	$4,267,555	$409,019

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored

28

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bahl & Gaynor Small Cap Growth	$636,192	$–	$658,804	$658,804

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of

29

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

(a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2022, the Fund did not utilize these facilities.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	7,966	$124,359	16,177	$282,485
Reinvestment of dividends	–	–	72,162	1,241,910
Shares redeemed	(22,688)	(346,528)	(21,760)	(379,708)

Net increase (decrease) in shares outstanding	(14,722)	$(222,169)	66,579	$1,144,687

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	26,986	$429,550	147,997	$2,639,424
Reinvestment of dividends	–	–	80,752	1,378,434
Shares redeemed	(172,066)	(2,626,677)	(216,001)	(3,801,325)

Net increase (decrease) in shares outstanding	(145,080)	$(2,197,127)	12,748	$216,533

	Investor Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	17,692	$265,874	52,470	$907,301
Reinvestment of dividends	-	-	12,615	211,168
Shares redeemed	(26,610)	(402,268)	(74,782)	(1,316,885)

Net (decrease) in shares outstanding	(8,918)	$(136,394)	(9,697)	$(198,416)

30

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

	A Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	872	$14,435	2,665	$47,550
Reinvestment of dividends	-	-	4,971	83,123
Shares redeemed	(6,698)	(105,729)	(21,566)	(370,745)

Net (decrease) in shares outstanding	(5,826)	$(91,294)	(13,930)	$(240,072)

	C Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,734	$40,000	1,483	$25,200
Reinvestment of dividends	-	-	1,207	19,279
Shares redeemed	(2,632)	(38,163)	(4,772)	(79,418)

Net increase (decrease) in shares outstanding	102	$1,837	(2,082)	$(34,939)

12.  Subsequent Events

On August 16, 2022, the Board of Trustees of American Beacon Funds approved a plan to liquidate the Fund on or about October 14, 2022 (the “Liquidation Date”), based on the recommendation of the Manager. Effective August 26, 2022, in anticipation of the liquidation, the Fund is closed to new shareholders. On or about the Liquidation Date, the Fund will distribute cash pro rata to all remaining shareholders. Thereafter, the Fund will terminate.

31

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020	2019	2018		2017

	(unaudited)
Net asset value, beginning of period	$17.56		$16.19	$14.52	$11.62	$13.93		$12.77

Income (loss) from investment operations:
Net investment income	0.05		0.06	0.10	0.07	0.07		0.04
Net gains (losses) on investments (both realized and unrealized)	(3.26)		2.47	1.65	2.89	(1.66)		1.71

Total income (loss) from investment operations	(3.21)		2.53	1.75	2.96	(1.59)		1.75

Less distributions:
Dividends from net investment income	-		(0.04)	(0.08)	(0.06)	(0.05)		(0.05)
Distributions from net realized gains	-		(1.12)	-	-	(0.67)		(0.54)
Tax return of capitalB	-		-	-	-	(0.00	)C	-

Total distributions	-		(1.16)	(0.08)	(0.06)	(0.72)		(0.59)

Net asset value, end of period	$14.35		$17.56	$16.19	$14.52	$11.62		$13.93

Total returnD	(18.28	)%E	15.77%	12.06%	25.49%	(11.27)%		13.65%

Ratios and supplemental data:
Net assets, end of period	$16,143,138		$20,011,026	$17,373,228	$17,837,496	$13,875,243		$16,498,344
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.40	%F	1.40%	1.35%	1.33%	1.26%		1.32%
Expenses, net of reimbursements and/or recoupments	0.98	%F	0.98%	0.98%	0.98%	0.98%		0.98%
Net investment income (loss), before expense reimbursements and/or recoupments	0.19	%F	(0.05)%	0.26%	0.18%	0.17%		0.18%
Net investment income, net of reimbursements and/or recoupments	0.61	%F	0.37%	0.63%	0.53%	0.45%		0.52%
Portfolio turnover rate	10	%E	28%	38%	35%	42%		38%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

See accompanying notes

32

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020	2019	2018		2017

	(unaudited)
Net asset value, beginning of period	$17.42		$16.08	$14.44	$11.57	$13.89		$12.75

Income (loss) from investment operations:
Net investment income	0.04		0.05	0.08	0.06	0.05		0.05
Net gains (losses) on investments (both realized and unrealized)	(3.23)		2.45	1.64	2.87	(1.65)		1.68

Total income (loss) from investment operations	(3.19)		2.50	1.72	2.93	(1.60)		1.73

Less distributions:
Dividends from net investment income	-		(0.04)	(0.08)	(0.06)	(0.05)		(0.05)
Distributions from net realized gains	-		(1.12)	-	-	(0.67)		(0.54)
Tax return of capitalA	-		-	-	-	(0.00)	B	-

Total distributions	-		(1.16)	(0.08)	(0.06)	(0.72)		(0.59)

Net asset value, end of period	$14.23		$17.42	$16.08	$14.44	$11.57		$13.89

Total returnC	(18.31	)%D	15.69%	11.92%	25.34%	(11.37)%		13.52%

Ratios and supplemental data:
Net assets, end of period	$15,577,691		$21,596,567	$19,738,717	$22,038,090	$17,879,581		$15,114,316
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.45	%E	1.46%	1.40%	1.38%	1.34%		1.38%
Expenses, net of reimbursements and/or recoupments	1.08	%E	1.08%	1.08%	1.08%	1.08%		1.08%
Net investment income (loss), before expense reimbursements and/or recoupments	0.12	%E	(0.12)%	0.22%	0.13%	0.13%		0.12%
Net investment income, net of reimbursements and/or recoupments	0.49	%E	0.26%	0.54%	0.43%	0.39%		0.42%
Portfolio turnover rate	10	%D	28%	38%	35%	42%		38%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount is less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

33

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020	2019	2018		2017

	(unaudited)
Net asset value, beginning of period	$17.08		$15.83	$14.21	$11.41	$13.75		$12.65

Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.01)	0.02	0.01	(0.00	)A	0.02
Net gains (losses) on investments (both realized and unrealized)	(3.16)		2.42	1.67	2.84	(1.62)		1.66

Total income (loss) from investment operations	(3.15)		2.41	1.69	2.85	(1.62)		1.68

Less distributions:
Dividends from net investment income	-		(0.04)	(0.07)	(0.05)	(0.05)		(0.04)
Distributions from net realized gains	-		(1.12)	-	-	(0.67)		(0.54)
Tax return of capitalB	-		-	-	-	(0.00	)A	-

Total distributions	-		(1.16)	(0.07)	(0.05)	(0.72)		(0.58)

Net asset value, end of period	$13.93		$17.08	$15.83	$14.21	$11.41		$13.75

Total returnC	(18.44	)%D	15.35%	11.91%	24.99%	(11.64)%		13.23%

Ratios and supplemental data:
Net assets, end of period	$2,632,259		$3,379,147	$3,286,176	$3,217,039	$2,736,498		$4,344,476
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.77	%E	1.77%	1.75%	1.71%	1.53%		1.57%
Expenses, net of reimbursements and/or recoupments	1.36	%E	1.36%	1.36%	1.36%	1.36%		1.36%
Net investment (loss), before expense reimbursements and/or recoupments	(0.19	)%E	(0.43)%	(0.14)%	(0.20)%	(0.14)%		(0.09)%
Net investment income (loss), net of reimbursements and/or recoupments	0.22	%E	(0.02)%	0.25%	0.15%	0.03%		0.12%
Portfolio turnover rate	10	%D	28%	38%	35%	42%		38%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

34

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021		2020		2019		2018		2017

	(unaudited)
Net asset value, beginning of period	$17.06		$15.81		$14.23		$11.42		$13.75		$12.64

Income (loss) from investment operations:
Net investment income (loss)	0.02	A	(0.00	)B	0.03	A	0.01	A	0.02		0.03
Net gains (losses) on investments (both realized and unrealized)	(3.16)		2.41		1.62		2.84		(1.64)		1.65

Total income (loss) from investment operations	(3.14)		2.41		1.65		2.85		(1.62)		1.68

Less distributions:
Dividends from net investment income	-		(0.04)		(0.07)		(0.04)		(0.04)		(0.03)
Distributions from net realized gains	-		(1.12)		-		-		(0.67)		(0.54)
Tax return of capitalC	-		-		-		-		(0.00	)B	-

Total distributions	-		(1.16)		(0.07)		(0.04)		(0.71)		(0.57)

Net asset value, end of period	$13.92		$17.06		$15.81		$14.23		$11.42		$13.75

Total returnD	(18.41	)%E	15.39%		11.62%		24.97%		(11.70)%		13.30%

Ratios and supplemental data:
Net assets, end of period	$976,731		$1,296,534		$1,422,125		$1,579,622		$3,958,224		$3,955,277
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.69	%F	1.69%		1.64%		1.64%		1.61%		1.69%
Expenses, net of reimbursements and/or recoupments	1.32	%F	1.33%		1.35%		1.38%		1.38%		1.38%
Net investment (loss), before expense reimbursements and/or recoupments	(0.11	)%F	(0.36)%		(0.04)%		(0.18)%		(0.16)%		(0.20)%
Net investment income, net of reimbursements and/or recoupments	0.26	%F	(0.00	)%G	0.25%		0.08%		0.07%		0.11%
Portfolio turnover rate	10	%E	28%		38%		35%		42%		38%

A	Per share amounts have been calculated using the average shares method.
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Amount represents less than 0.005% of average net assets.

See accompanying notes

35

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020	2019	2018		2017

	(unaudited)
Net asset value, beginning of period	$16.30		$15.24	$13.75	$11.09	$13.42		$12.42

Income (loss) from investment operations:
Net investment (loss)	(0.03)		(0.23)	(0.18)	(0.14)	(0.21)		(0.06)
Net gains (losses) on investments (both realized and unrealized)	(3.03)		2.41	1.67	2.80	(1.45)		1.60

Total income (loss) from investment operations	(3.06)		2.18	1.49	2.66	(1.66)		1.54

Less distributions:
Dividends from net investment income	-		-	-	-	-		-
Distributions from net realized gains	-		(1.12)	-	-	(0.67)		(0.54)
Tax return of capitalA	-		-	-	-	(0.00	)B	-

Total distributions	-		(1.12)	-	-	(0.67)		(0.54)

Net asset value, end of period	$13.24		$16.30	$15.24	$13.75	$11.09		$13.42

Total returnC	(18.77	)%D	14.44%	10.84%	23.99%	(12.26)%		12.38%

Ratios and supplemental data:
Net assets, end of period	$236,017		$288,779	$301,719	$324,394	$297,668		$520,113
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.48	%E	2.49%	2.45%	2.47%	2.35%		2.44%
Expenses, net of reimbursements and/or recoupments	2.13	%E	2.13%	2.13%	2.13%	2.13%		2.13%
Net investment (loss), before expense reimbursements and/or recoupments	(0.89	)%E	(1.15)%	(0.84)%	(0.97)%	(0.92)%		(0.96)%
Net investment (loss), net of reimbursements and/or recoupments	(0.54	)%E	(0.79)%	(0.52)%	(0.63)%	(0.70)%		(0.65)%
Portfolio turnover rate	10	%D	28%	38%	35%	42%		38%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

36

Disclosure Regarding Approval of the Management and Investment Advisory Agreement (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Bahl & Gaynor Small Cap Growth Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, Bahl & Gaynor Investment Counsel, Inc. (the “sub-advisor”), and the Trust on behalf of the Fund.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

37

Disclosure Regarding Approval of the Management and Investment Advisory Agreement (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the sub-advisor for the Fund; (3) the profits, if any, earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the sub-advisor; succession plans for key employees who perform services for the Fund; diversity and inclusion initiatives; the adequacy of the resources committed to the Fund by the sub-advisor; the financial stability of the sub-advisor; and representations made by the sub-advisor regarding its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and benchmark indexes, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universe selected by Broadridge may not provide appropriate comparisons for the Fund due to the Fund’s unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of the Fund relative to the performance of a composite of other comparable investment accounts managed by the sub-advisor, and the Fund’s primary and secondary benchmark indexes. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates

38

Disclosure Regarding Approval of the Management and Investment Advisory Agreement (Unaudited)

paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund. The Board also noted that, for the Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisor that the Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the sub-advisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisor with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that the sub-advisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated a breakpoint for the sub-advisory fee rate. The Board also considered that the Fund’s current assets did not exceed the threshold necessary to reach the sub-advisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisor. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that the sub-advisor benefits from soft dollar arrangements for proprietary and third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe,

39

Disclosure Regarding Approval of the Management and Investment Advisory Agreement (Unaudited)

the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2021. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Fund’s Institutional Class shares to R5 Class shares, the share class used for the Fund’s Morningstar Fee Level comparisons had changed to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Fund.

In considering the renewal of the Agreements for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2	nd Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	5	th Quintile
Compared to Morningstar Category	5	th Quintile

The Board also considered: (1) the Fund employs a limited-capacity strategy focusing on profitable, dividend-paying, high quality small-capitalization growth companies, which differs from the strategies employed by most other funds in the Broadridge Performance Universe and Morningstar category and, in recent years, has been out of favor; and (2) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

40

Disclosure Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

41

Change in Independent Registered Public Accounting Firm (Unaudited)

The Audit and Compliance Committee of the Board approved a change in the Fund’s independent registered public accounting firm on August 15, 2022. The Fund engaged PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending December 31, 2022, replacing Ernst & Young LLP (“EY”), the Fund’s previous independent registered public accounting firm. EY’s reports on the financial statements for the Fund for the fiscal periods ended December 31, 2020 and December 31, 2021 contained no adverse opinion or disclaimer of opinion nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Fund and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

42

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43

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44

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Bahl & Gaynor Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 06/22

American Beacon®
FUNDS

2022 SEMI-ANNUAL REPORT

June 30, 2022

BRIDGEWAY LARGE CAP GROWTH FUND

BRIDGEWAY LARGE CAP VALUE FUND

Bridgeway 0622

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

BRIDGEWAY LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

On April 14, 1938, while addressing the country’s economic challenges in his 12th fireside chat to the American public, President Franklin Delano Roosevelt said, “… to reach a port, we must sail – sail, not tie at anchor – sail, not drift.”

President Roosevelt’s expression still rings true today. That is to say, to successfully reach our destination – whether a geographical one or a financial goal – we should thoughtfully and purposefully plan our journey. Such a journey requires diligence, patience and time, and there are no guarantees that we will reach port safely by the course we initially charted. Instead, we must diligently monitor our charts and compass, making adjustments along the way to help us reach our destination. These periodic recalibrations can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the potential impacts from events such as Russia’s war with Ukraine, rising global and domestic inflation, and ongoing supply chain disruptions associated with the COVID-19 pandemic.

We encourage you to work with financial professionals who can help develop your personal savings plan, conduct annual plan reviews, and guide adjustments to your portfolio to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your individual risk tolerance, you may be better positioned to withstand short-term volatility. And with careful and continual planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long- term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned -28.36% for the six months ended June 30, 2022, compared to the Russell 1000® Growth Index (the “Index”) return of -28.07% for the same period.

Total Returns for the Period ended June 30, 2022

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
R5 Class (1,8)	BRLGX	-28.25%	-22.15%	8.07%	10.56%	13.28%
Y Class (1,2,8)	BLYYX	-28.25%	-22.17%	8.00%	10.50%	13.22%
Investor Class (1,3,8)	BLYPX	-28.36%	-22.39%	7.71%	10.19%	13.02%
A without Sales Charge (1,4,8)	BLYAX	-28.35%	-22.39%	7.74%	10.22%	13.04%
A with Sales Charge (1,4,8)	BLYAX	-32.47%	-26.86%	5.63%	8.92%	12.37%
C without Sales Charge (1,5,8)	BLYCX	-28.60%	-22.94%	6.94%	9.39%	12.49%
C with Sales Charge (1,5,8)	BLYCX	-29.60%	-23.94%	6.94%	9.39%	12.49%
R6 Class (1,6,8)	BLYRX	-28.25%	-22.12%	8.13%	10.62%	13.30%

Russell 1000® Growth Index (7)		-28.07%	-18.77%	12.58%	14.29%	14.80%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the R5 Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 6/30/2012 up to 2/5/2016, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/2012. A portion of the fees charged to the Y Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

3.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 6/30/2012 up to 2/5/2016, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the R5 Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/2012. A portion of the fees charged to the Investor Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was higher than actual returns shown since inception.

4.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 6/30/2012 through 2/5/2016, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/2012. A portion of the fees charged to the A Class of the Fund was waived from Fund inception through 2018, partially recovered in 2019 and waived in 2020 through 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represent the returns achieved by the R5 Class from 6/30/2012 through 2/5/2016, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/2012. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017, partially recovered in 2018 and 2019 and waived in 2020 through 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 6/30/2012 through 4/30/2018, the inception date of the R6 Class and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/2012. A portion of fees charged to the R6 Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group

2

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2022 (Unaudited)

companies. LSE Group is not responsible for and has not reviewed the American Beacon Bridgeway Large Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.92%, 0.95%, 1.24%, 1.21%, 1.95%, and 0.88%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index due to security selection. Sector allocation was positive for the period.

Most of the Fund’s underperformance related to security selection was attributable to holdings in the Information Technology and Industrials sectors. Within the Information Technology sector, overweight positions to HubSpot, Inc. (down 52.7%) and NVIDIA Corp. (down 48.7%) contributed to relative underperformance for the period. In Industrials, an overweight position to SiteOne Landscape Supply, Inc. (down 50.9%) and not owning the index constituent Lockheed Martin Co. (up 22.5%) also contributed to relative underperformance for the period.

In contrast, security selections in the Materials sector added to relative performance. Overweight positions in Steel Dynamics, Inc. (up 7.6%) and Dow, Inc. (down 6.9%) helped to offset the Fund’s relative underperformance.

From a sector allocation perspective, an overweight allocation to the Energy sector and an underweight allocation to the Communication Services sector contributed to relative performance. This was slightly offset by the Fund’s underweight allocation to the Industrials sector.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have above-average earnings growth potential with attractive valuations. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Apple, Inc.		6.4
Microsoft Corp.		5.6
NVIDIA Corp.		3.9
Amazon.com, Inc.		3.6
Advanced Micro Devices, Inc.		2.7
Alphabet, Inc., Class A		2.3
Waters Corp.		2.1
IDEXX Laboratories, Inc.		2.0
Palo Alto Networks, Inc.		2.0
Lam Research Corp.		1.9

Total Fund Holdings	66

Sector Allocation (% Equities)
Information Technology		45.7
Consumer Discretionary		13.8
Health Care		9.8
Financials		8.0
Communication Services		6.4
Materials		5.2
Consumer Staples		4.7
Energy		3.3
Industrials		1.8
Real Estate		1.3

3

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned -12.83% for the six months ended June 30, 2022, compared to the Russell 1000® Value Index (the “Index”) return of -12.86% for the same period.

Total Returns for the Period ended June 30, 2022

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
R5 Class (1,8)	BRLVX	-12.69%	-8.78%	3.95%	4.73%	9.92%
Y Class (1,2,8)	BWLYX	-12.71%	-8.83%	3.89%	4.66%	9.85%
Investor Class (1,3,8)	BWLIX	-12.83%	-9.07%	3.61%	4.39%	9.57%
A without Sales Charge (1,4,8)	BWLAX	-12.83%	-9.08%	3.60%	4.38%	9.51%
A with Sales Charge (1,4,8)	BWLAX	-17.85%	-14.31%	1.58%	3.15%	8.87%
C without Sales Charge (1,5,8)	BWLCX	-13.15%	-9.75%	2.84%	3.62%	8.72%
C with Sales Charge (1,5,8)	BWLCX	-14.15%	-10.75%	2.84%	3.62%	8.72%
R6 Class (1,6,8)	BWLRX	-12.70%	-8.76%	3.98%	4.75%	9.93%

Russell 1000® Value Index (7)		-12.86%	-6.82%	6.87%	7.17%	10.50%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 Class was waived through 2013, partially recovered in 2014, fully recovered in 2015 and waived in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived.

2.

A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period.

3.	A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown for the ten-year period.

4.

A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in 2014 and waived in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

A portion of the fees charged to the C Class was waived in 2012 and 2013, fully recovered in 2014 and waived in 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 6/30/2012 through 4/28/2017, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/2012. A portion of the fees charged to the R6 Class of the Fund was waived in 2017. Performance prior to waiving fees was lower than actual returns shown for the ten-year period.

7.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE

4

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2022 (Unaudited)

Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Bridgeway Large Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.75%, 0.82%, 1.08%, 1.08%, 1.84%, and 0.72%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index due to stock selection. Sector allocation detracted from relative returns.

Most of the Fund’s outperformance related to security selection was attributed to holdings in the Information Technology and Financials sectors. Within the Information Technology sector, performance was aided by avoiding investment in benchmark names Cisco Systems, Inc. (down 31.8%) and Salesforce, Inc. (down 35.1%). The firm’s underweight position in J.P. Morgan Chase & Co. (down 27.9%) and an overweight position in Travelers Cos., Inc. (up 9.2%) helped drive relative performance in the Financials sector.

The aforementioned relative outperformance was somewhat offset by security selection in the Consumer Discretionary sector. Overweight positions in Wayfair, Inc., Class A (down 77.1%) and Best Buy Co., Inc. (down 34.4%) detracted from relative returns.

From a sector allocation perspective, the Fund’s underweight allocations to the Utilities and Health Care sectors detracted from relative performance during the period. An overweight to the Consumer Staples sector, however, added to relative returns.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations with above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
HP, Inc.		2.0
Texas Instruments, Inc.		2.0
Bristol-Myers Squibb Co.		1.8
Exxon Mobil Corp.		1.8
L3Harris Technologies, Inc.		1.8
Charles River Laboratories International, Inc.		1.7
Johnson Controls International PLC		1.7
McKesson Corp.		1.7
MetLife, Inc.		1.7
Verizon Communications, Inc.		1.7

Total Fund Holdings	87

Sector Allocation (% Equities)
Financials		22.2
Health Care		15.7
Industrials		12.6
Consumer Staples		9.6
Information Technology		9.5
Energy		7.4
Consumer Discretionary		6.9
Communication Services		6.9
Materials		5.1
Utilities		2.1
Real Estate		2.0

5

American Beacon FundsSM

Expense Examples

June 30, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon FundsSM

Expense Examples

June 30, 2022 (Unaudited)

American Beacon Bridgeway Large Cap Growth Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
R5 Class
Actual	$1,000.00	$717.50	$3.45
Hypothetical**	$1,000.00	$1,020.78	$4.06
Y Class
Actual	$1,000.00	$717.50	$3.62
Hypothetical**	$1,000.00	$1,020.58	$4.26
Investor Class
Actual	$1,000.00	$716.40	$4.77
Hypothetical**	$1,000.00	$1,019.24	$5.61
A Class
Actual	$1,000.00	$716.50	$4.68
Hypothetical**	$1,000.00	$1,019.34	$5.51
C Class
Actual	$1,000.00	$714.00	$7.82
Hypothetical**	$1,000.00	$1,015.67	$9.20
R6 Class
Actual	$1,000.00	$717.50	$3.24
Hypothetical**	$1,000.00	$1,021.03	$3.81

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.85%, 1.12%, 1.10%, 1.84%, and 0.76% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Bridgeway Large Cap Value Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
R5 Class
Actual	$1,000.00	$873.10	$3.76
Hypothetical**	$1,000.00	$1,020.78	$4.06
Y Class
Actual	$1,000.00	$872.90	$4.09
Hypothetical**	$1,000.00	$1,020.43	$4.41
Investor Class
Actual	$1,000.00	$871.70	$5.24
Hypothetical**	$1,000.00	$1,019.19	$5.66
A Class
Actual	$1,000.00	$871.70	$5.20
Hypothetical**	$1,000.00	$1,019.24	$5.61
C Class
Actual	$1,000.00	$868.50	$8.71
Hypothetical**	$1,000.00	$1,015.47	$9.39
R6 Class
Actual	$1,000.00	$873.00	$3.58
Hypothetical**	$1,000.00	$1,020.98	$3.86

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.88%, 1.13%, 1.12%, 1.88%, and 0.77% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.94%

Communication Services - 6.32%

Diversified Telecommunication Services - 1.09%
Lumen Technologies, Inc.A	153,500	$1,674,685

Entertainment - 2.49%
Live Nation Entertainment, Inc.B	17,700	1,461,666
Netflix, Inc.B	7,200	1,259,064
Warner Bros Discovery, Inc.B	83,300	1,117,886

		3,838,616

Interactive Media & Services - 2.74%
Alphabet, Inc., Class AB	1,600	3,486,816
Pinterest, Inc., Class AB	40,000	726,400

		4,213,216

Total Communication Services		9,726,517

Consumer Discretionary - 13.50%

Hotels, Restaurants & Leisure - 1.79%
Expedia Group, Inc.B	6,700	635,361
Marriott International, Inc., Class AB	15,600	2,121,756

		2,757,117

Internet & Direct Marketing Retail - 4.23%
Amazon.com, Inc.B	52,000	5,522,920
Etsy, Inc.B	13,600	995,656

		6,518,576

Multiline Retail - 1.10%
Target Corp.	12,000	1,694,760

Specialty Retail - 5.26%
AutoZone, Inc.B	800	1,719,296
Lowe’s Cos., Inc.	11,500	2,008,705
TJX Cos., Inc.	33,600	1,876,560
Williams-Sonoma, Inc.	22,400	2,485,280

		8,089,841

Textiles, Apparel & Luxury Goods - 1.12%
Lululemon Athletica, Inc.B	6,300	1,717,443

Total Consumer Discretionary		20,777,737

Consumer Staples - 4.58%

Food & Staples Retailing - 1.47%
Albertsons Cos., Inc., Class A	84,500	2,257,840

Food Products - 3.11%
Hershey Co.	10,000	2,151,600
Kellogg Co.	37,000	2,639,580

		4,791,180

Total Consumer Staples		7,049,020

Energy - 3.20%

Oil, Gas & Consumable Fuels - 3.20%
Cheniere Energy, Inc.	21,200	2,820,236

See accompanying notes

8

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.94% (continued)

Energy - 3.20% (continued)

Oil, Gas & Consumable Fuels - 3.20% (continued)
Continental Resources, Inc.	32,100	$2,097,735

		4,917,971

Total Energy		4,917,971

Financials - 7.88%

Banks - 1.98%
Citigroup, Inc.	34,300	1,577,457
Citizens Financial Group, Inc.	41,200	1,470,428

		3,047,885

Capital Markets - 1.20%
FactSet Research Systems, Inc.	4,800	1,845,936

Consumer Finance - 2.12%
Discover Financial Services	19,700	1,863,226
Synchrony Financial	50,600	1,397,572

		3,260,798

Insurance - 2.58%
Allstate Corp.	17,000	2,154,410
Arch Capital Group Ltd.B	40,000	1,819,600

		3,974,010

Total Financials		12,128,629

Health Care - 9.57%

Biotechnology - 1.88%
Horizon Therapeutics PLCB	17,000	1,355,920
Regeneron Pharmaceuticals, Inc.B	2,600	1,536,938

		2,892,858

Health Care Equipment & Supplies - 2.76%
Hologic, Inc.B	17,700	1,226,610
IDEXX Laboratories, Inc.B	8,600	3,016,278

		4,242,888

Health Care Providers & Services - 1.23%
UnitedHealth Group, Inc.	3,700	1,900,431

Life Sciences Tools & Services - 3.70%
Thermo Fisher Scientific, Inc.	4,500	2,444,760
Waters Corp.B	9,800	3,243,604

		5,688,364

Total Health Care		14,724,541

Industrials - 1.75%

Professional Services - 0.99%
Robert Half International, Inc.	20,400	1,527,756

Trading Companies & Distributors - 0.76%
SiteOne Landscape Supply, Inc.B	9,800	1,164,926

Total Industrials		2,692,682

See accompanying notes

9

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.94% (continued)

Information Technology - 44.76%

IT Services - 4.14%
Automatic Data Processing, Inc.	8,200	$1,722,328
Cloudflare, Inc., Class AB	8,300	363,125
Mastercard, Inc., Class A	7,600	2,397,648
Paychex, Inc.	16,600	1,890,242

		6,373,343

Semiconductors & Semiconductor Equipment - 14.55%
Advanced Micro Devices, Inc.B	53,700	4,106,439
Applied Materials, Inc.	31,500	2,865,870
Lam Research Corp.	7,000	2,983,050
NVIDIA Corp.	39,900	6,048,441
QUALCOMM, Inc.	16,100	2,056,614
Teradyne, Inc.	17,000	1,522,350
Texas Instruments, Inc.	18,300	2,811,795

		22,394,559

Software - 16.95%
Atlassian Corp. PLC, Class AB	4,000	749,600
Autodesk, Inc.B	9,700	1,668,012
Cadence Design Systems, Inc.B	17,000	2,550,510
Datadog, Inc., Class AB	12,000	1,142,880
Fair Isaac Corp.B	4,700	1,884,230
HubSpot, Inc.B	7,400	2,224,810
Intuit, Inc.	3,600	1,387,584
Microsoft Corp.	33,700	8,655,171
Palo Alto Networks, Inc.B	6,300	3,111,822
ServiceNow, Inc.B	5,700	2,710,464

		26,085,083

Technology Hardware, Storage & Peripherals - 9.12%
Apple, Inc.	72,500	9,912,200
HP, Inc.	77,400	2,537,172
NetApp, Inc.	24,500	1,598,380

		14,047,752

Total Information Technology		68,900,737

Materials - 5.11%

Chemicals - 3.50%
Dow, Inc.	41,200	2,126,332
LyondellBasell Industries NV, Class A	18,700	1,635,502
Olin Corp.	35,000	1,619,800

		5,381,634

Metals & Mining - 1.61%
Steel Dynamics, Inc.	37,600	2,487,240

Total Materials		7,868,874

Real Estate - 1.27%

Equity Real Estate Investment Trusts (REITs) - 1.27%
Extra Space Storage, Inc.	11,500	1,956,380

Total Common Stocks (Cost $147,001,322)		150,743,088

SHORT-TERM INVESTMENTS - 1.08% (Cost $1,664,916)

Investment Companies - 1.08%
American Beacon U.S. Government Money Market Select Fund, 1.14%C D	1,664,916	1,664,916

TOTAL INVESTMENTS - 99.02% (Cost $148,666,238)		$152,408,004
OTHER ASSETS, NET OF LIABILITIES - 0.98%		1,509,111

TOTAL NET ASSETS - 100.00%		$153,917,115

See accompanying notes

10

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2022 (Note 9).

B Non-income producing security.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

Long Futures Contracts Open on June 30, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Standard & Poor’s 500 Index Futures	9	September 2022	$1,687,465	$1,705,275	$17,810

			$1,687,465	$1,705,275	$17,810

Index Abbreviations:
CME	Chicago Mercantile Exchange.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

Bridgeway Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$150,743,088	$-	$-	$150,743,088
Short-Term Investments	1,664,916	-	-	1,664,916

Total Investments in Securities - Assets	$152,408,004	$-	$-	$152,408,004

Financial Derivative Instruments - Assets
Futures Contracts	$17,810	$-	$-	$17,810

Total Financial Derivative Instruments - Assets	$17,810	$-	$-	$17,810

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

11

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.75%

Communication Services - 6.74%

Diversified Telecommunication Services - 4.03%
AT&T, Inc.	343,600	$7,201,856
Lumen Technologies, Inc.A	657,300	7,171,143
Verizon Communications, Inc.	200,000	10,150,000

		24,522,999

Entertainment - 0.71%
Warner Bros Discovery, Inc.B	318,922	4,279,933

Media - 2.00%
Fox Corp., Class A	167,100	5,373,936
Sirius XM Holdings, Inc.A	1,107,100	6,786,523

		12,160,459

Total Communication Services		40,963,391

Consumer Discretionary - 6.76%

Hotels, Restaurants & Leisure - 1.34%
McDonald’s Corp.	32,900	8,122,352

Household Durables - 1.72%
PulteGroup, Inc.	145,600	5,770,128
Whirlpool Corp.	30,400	4,708,048

		10,478,176

Multiline Retail - 0.78%
Target Corp.	33,500	4,731,205

Specialty Retail - 2.92%
AutoZone, Inc.B	3,100	6,662,272
Best Buy Co., Inc.	94,800	6,180,012
Williams-Sonoma, Inc.A	44,600	4,948,370

		17,790,654

Total Consumer Discretionary		41,122,387

Consumer Staples - 9.38%

Food & Staples Retailing - 1.02%
Costco Wholesale Corp.	13,000	6,230,640

Food Products - 5.31%
General Mills, Inc.	94,900	7,160,205
Hershey Co.	29,100	6,261,156
Hormel Foods Corp.	164,300	7,781,248
JM Smucker Co.	23,066	2,952,678
Kellogg Co.	114,000	8,132,760

		32,288,047

Household Products - 3.05%
Kimberly-Clark Corp.	64,200	8,676,630
Procter & Gamble Co.	68,600	9,863,994
		18,540,624

Total Consumer Staples		57,059,311

See accompanying notes

12

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.75% (continued)

Energy - 7.24%

Oil, Gas & Consumable Fuels - 7.24%
APA Corp.	178,500	$6,229,650
ConocoPhillips	31,700	2,846,977
Continental Resources, Inc.	124,000	8,103,400
EOG Resources, Inc.	56,600	6,250,904
Exxon Mobil Corp.	125,700	10,764,948
Marathon Petroleum Corp.	51,000	4,192,710
Occidental Petroleum Corp.	95,900	5,646,592

		44,035,181

Total Energy		44,035,181

Financials - 21.69%

Banks - 5.87%
Bank of America Corp.	245,700	7,648,641
Citigroup, Inc.	140,700	6,470,793
Huntington Bancshares, Inc.	520,600	6,262,818
KeyCorp	275,500	4,746,865
Regions Financial Corp.	358,200	6,716,250
Wells Fargo & Co.	97,900	3,834,743

		35,680,110

Capital Markets - 3.57%
Ameriprise Financial, Inc.	30,100	7,154,168
Bank of New York Mellon Corp.	205,200	8,558,892
Charles Schwab Corp.	95,100	6,008,418

		21,721,478

Consumer Finance - 2.48%
Ally Financial, Inc.	173,700	5,820,687
Capital One Financial Corp.	49,700	5,178,243
Synchrony Financial	148,600	4,104,332

		15,103,262

Insurance - 9.77%
Aflac, Inc.	122,500	6,777,925
Allstate Corp.	67,345	8,534,632
American Financial Group, Inc.	54,300	7,537,383
American International Group, Inc.	90,400	4,622,152
Fidelity National Financial, Inc.	141,100	5,215,056
MetLife, Inc.	164,000	10,297,560
Prudential Financial, Inc.	69,400	6,640,192
Travelers Cos., Inc.	57,800	9,775,714

		59,400,614

Total Financials		131,905,464

Health Care - 15.33%

Biotechnology - 1.99%
Amgen, Inc.	37,600	9,148,080
Regeneron Pharmaceuticals, Inc.B	5,000	2,955,650

		12,103,730

Health Care Equipment & Supplies - 2.17%
Becton Dickinson & Co.	34,800	8,579,244
Cooper Cos., Inc.	14,700	4,602,864

		13,182,108

See accompanying notes

13

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.75% (continued)

Health Care - 15.33% (continued)

Health Care Providers & Services - 4.55%
Cigna Corp.	38,500	$10,145,520
McKesson Corp.	31,500	10,275,615
Quest Diagnostics, Inc.	54,500	7,247,410

		27,668,545

Life Sciences Tools & Services - 4.25%
Agilent Technologies, Inc.	53,700	6,377,949
Charles River Laboratories International, Inc.B	48,600	10,398,942
Waters Corp.B	27,500	9,101,950

		25,878,841

Pharmaceuticals - 2.37%
Bristol-Myers Squibb Co.	139,000	10,703,000
Pfizer, Inc.	71,000	3,722,530

		14,425,530

Total Health Care		93,258,754

Industrials - 12.29%

Aerospace & Defense - 3.34%
L3Harris Technologies, Inc.	46,300	11,190,710
Northrop Grumman Corp.	19,100	9,140,687

		20,331,397

Building Products - 3.67%
Builders FirstSource, Inc.B	70,600	3,791,220
Johnson Controls International PLC	218,400	10,456,992
Masco Corp.	51,000	2,580,600
Owens Corning	73,800	5,484,078

		22,312,890

Commercial Services & Supplies - 0.96%
Rollins, Inc.	166,850	5,826,402

Machinery - 2.26%
Cummins, Inc.	47,500	9,192,675
Pentair PLC	100,000	4,577,000

		13,769,675

Professional Services - 0.84%
Robert Half International, Inc.	68,000	5,092,520

Trading Companies & Distributors - 1.22%
Fastenal Co.	148,200	7,398,144

Total Industrials		74,731,028

Information Technology - 9.29%

IT Services - 1.34%
Paychex, Inc.	71,600	8,153,092

Semiconductors & Semiconductor Equipment - 3.90%
Analog Devices, Inc.	41,300	6,033,517
Intel Corp.	154,600	5,783,586
Texas Instruments, Inc.	77,400	11,892,510

		23,709,613

Software - 1.53%
Oracle Corp.	133,300	9,313,671

See accompanying notes

14

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.75% (continued)

Information Technology - 9.29% (continued)

Technology Hardware, Storage & Peripherals - 2.52%
HP, Inc.	377,600	$12,377,728
Pure Storage, Inc., Class AB	115,500	2,969,505

		15,347,233

Total Information Technology		56,523,609

Materials - 4.98%

Chemicals - 2.76%
Dow, Inc.	93,500	4,825,535
DuPont de Nemours, Inc.	102,100	5,674,718
LyondellBasell Industries NV, Class A	72,000	6,297,120

		16,797,373

Metals & Mining - 2.22%
Nucor Corp.	64,400	6,724,004
Steel Dynamics, Inc.	101,800	6,734,070

		13,458,074

Total Materials		30,255,447

Real Estate - 1.97%

Equity Real Estate Investment Trusts (REITs) - 1.97%
American Homes 4 Rent, Class A	178,700	6,333,128
Realty Income Corp.	83,000	5,665,580

		11,998,708

Total Real Estate		11,998,708

Utilities - 2.08%

Multi-Utilities - 2.08%
CenterPoint Energy, Inc.	238,000	7,040,040
Consolidated Edison, Inc.	59,000	5,610,900

		12,650,940

Total Utilities		12,650,940

Total Common Stocks (Cost $580,881,694)		594,504,220

SHORT-TERM INVESTMENTS - 2.32% (Cost $14,136,419)

Investment Companies - 2.32%
American Beacon U.S. Government Money Market Select Fund, 1.14%C D	14,136,419	14,136,419

TOTAL INVESTMENTS - 100.07% (Cost $595,018,113)		608,640,639
LIABILITIES, NET OF OTHER ASSETS - (0.07%)		(425,375)

TOTAL NET ASSETS - 100.00%		$608,215,264

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2022 (Note 9).

B Non-income producing security.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

See accompanying notes

15

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

Long Futures Contracts Open on June 30, 2022:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
CME e-Mini Standard & Poor’s 500 Index Futures	74	September 2022	$14,192,012	$14,021,150	$(170,862)

			$14,192,012	$14,021,150	$(170,862)

Index Abbreviations:
CME	Chicago Mercantile Exchange.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

Bridgeway Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$594,504,220	$-	$-	$594,504,220
Short-Term Investments	14,136,419	-	-	14,136,419

Total Investments in Securities - Assets	$608,640,639	$-	$-	$608,640,639

Financial Derivative Instruments - Liabilities
Futures Contracts	$(170,862)	$-	$-	$(170,862)

Total Financial Derivative Instruments - Liabilities	$(170,862)	$-	$-	$(170,862)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

16

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2022 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$150,743,088	$594,504,220
Investments in affiliated securities, at fair value‡	1,664,916	14,136,419
Cash collateral held at broker for futures contracts	146,000	898,000
Dividends and interest receivable	61,466	768,734
Deposits with broker for futures contracts	–	53,225
Receivable for investments sold	1,279,715	2,707,404
Receivable for fund shares sold	36,299	434,244
Receivable for expense reimbursement (Note 2)	177,607	–
Receivable for variation margin on open futures contracts (Note 5)	17,861	–
Prepaid expenses	52,767	57,479

Total assets	154,179,719	613,559,725

Liabilities:
Payable for investments purchased	–	3,950,780
Payable for fund shares redeemed	7,697	551,397
Cash due to broker for futures contracts	32,118	–
Management and sub-advisory fees payable (Note 2)	97,504	366,329
Service fees payable (Note 2)	17,202	20,244
Transfer agent fees payable (Note 2)	9,640	37,992
Custody and fund accounting fees payable	22,427	57,425
Professional fees payable	48,054	46,737
Registration fees payable	12,267	–
Payable for prospectus and shareholder reports	14,176	92,520
Payable for variation margin from open futures contracts (Note 5)	–	170,705
Other liabilities	1,519	50,332

Total liabilities	262,604	5,344,461

Net assets	$153,917,115	$608,215,264

Analysis of net assets:
Paid-in-capital	$133,413,788	$574,110,379
Total distributable earnings (deficits)A	20,503,327	34,104,885

Net assets	$153,917,115	$608,215,264

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	2,883,729	14,145,467

Y Class	35,812	6,136,826

Investor Class	2,527,863	3,003,803

A Class	45,562	874,334

C Class	46,099	1,029,313

R6 Class	362,095	1,180,581

Net assets:
R5 Class	$76,108,981	$327,885,475

Y Class	$938,447	$141,556,577

Investor Class	$64,993,021	$68,985,038

A Class	$1,177,937	$19,952,821

C Class	$1,112,666	$22,497,092

R6 Class	$9,586,063	$27,338,261

Net asset value, offering and redemption price per share:
R5 Class	$26.39	$23.18

Y Class	$26.21	$23.07

Investor Class	$25.71	$22.97

A Class	$25.85	$22.82

A Class (offering price)	$27.43	$24.21

C Class	$24.14	$21.86

R6 Class	$26.47	$23.16

† Cost of investments in unaffiliated securities	$147,001,322	$580,881,694
‡ Cost of investments in affiliated securities	$1,664,916	$14,136,419
§ Fair value of securities on loan	$727,773	$17,838,689

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

17

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2022 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Investment income:
Dividend income from unaffiliated securities	$1,030,843	$9,634,798
Dividend income from affiliated securities (Note 2)	2,669	16,421
Income derived from securities lending (Note 9)	4,293	100,638

Total investment income	1,037,805	9,751,857

Expenses:
Management and sub-advisory fees (Note 2)	721,654	2,498,587
Transfer agent fees:
R5 Class (Note 2)	19,824	68,360
Y Class (Note 2)	693	89,409
Investor Class	4,313	2,923
A Class	–	1,020
C Class	–	1,167
R6 Class	447	1,408
Custody and fund accounting fees	25,514	54,342
Professional fees	40,009	50,730
Registration fees and expenses	40,944	41,749
Service fees (Note 2):
Investor Class	138,940	144,121
A Class	643	10,559
C Class	529	13,240
Distribution fees (Note 2):
A Class	1,906	28,194
C Class	7,252	131,665
Prospectus and shareholder report expenses	9,795	16,668
Trustee fees (Note 2)	7,503	27,983
Loan expense (Note 10)	625	1,803
Other expenses	14,956	43,382

Total expenses	1,035,547	3,227,310

Net fees waived and expenses (reimbursed) / recouped (Note 2)	(132,093)	–
Net sub-advisory fees waived (Note 2)	–	(2,285)

Net expenses	903,454	3,225,025

Net investment income	134,351	6,526,832

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	10,171,236	8,892,547
Futures contracts	(861,793)	(4,376,366)
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesB	(73,845,035)	(104,774,428)
Futures contracts	(51,501)	(63,724)

Net (loss) from investments	(64,587,093)	(100,321,971)

Net (decrease) in net assets resulting from operations	$(64,452,742)	$(93,795,139)

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

18

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Six Months Ended June 30, 2022	Year Ended December 31, 2021	Six Months Ended June 30, 2022	Year Ended December 31, 2021
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$134,351	$(284,931)	$6,526,832	$11,501,906
Net realized gain from investments in unaffiliated securities and futures contracts	9,309,443	42,731,785	4,516,181	160,455,091
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	(73,896,536)	2,552,000	(104,838,152)	20,585,455

Net increase (decrease) in net assets resulting from operations	(64,452,742)	44,998,854	(93,795,139)	192,542,452

Distributions to shareholders:
Total retained earnings:
R5 Class	–	(19,164,375)	–	(34,314,210)
Y Class	–	(374,350)	–	(17,122,508)
Investor Class	–	(16,159,278)	–	(8,547,850)
A Class	–	(330,734)	–	(2,313,681)
C Class	–	(374,665)	–	(2,451,430)
R6 Class	–	(3,012,487)	–	(6,358,125)

Net distributions to shareholders	–	(39,415,889)	–	(71,107,804)

Capital share transactions (Note 11):
Proceeds from sales of shares	6,742,651	17,948,289	98,375,888	220,967,359
Reinvestment of dividends and distributions	–	39,137,671	–	69,292,001
Cost of shares redeemed	(21,388,454)	(52,271,918)	(176,791,232)	(634,890,130)

Net increase (decrease) in net assets from capital share transactions	(14,645,803)	4,814,042	(78,415,344)	(344,630,770)

Net increase (decrease) in net assets	(79,098,545)	10,397,007	(172,210,483)	(223,196,122)

Net assets:
Beginning of period	233,015,660	222,618,653	780,425,747	1,003,621,869

End of period	$153,917,115	$233,015,660	$608,215,264	$780,425,747

See accompanying notes

19

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of June 30, 2022, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

20

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

21

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Bridgeway Capital Management, LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on each Fund’s average daily net assets according to the following schedule:

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

22

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

The Sub-Advisor has contractually agreed to waive a portion of its sub-advisory fee equal to 0.05% of the Bridgeway Large Cap Value Fund’s average daily net assets managed by the Sub-Advisor on amounts that exceed $750 million through April 30, 2023. The contractual fee waiver by the Sub-Advisor can be changed or terminated only in the discretion and with the approval of a majority of the Board. For the year ended June 30, 2022, the Sub-Advisor waived $2,285 of its sub-advisory fee.

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2022 were as follows:

Bridgeway Large Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$335,635
Sub-Advisor Fees	0.40%	386,019

Total	0.75%	$721,654

Bridgeway Large Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,252,551
Sub-Advisor Fees	0.33%	1,246,036

Total	0.68%	$2,498,587

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the period ended June 30, 2022, the Manager received securities lending fees of $370 and $12,554 for the securities lending activities of Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

23

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended June 30, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$12,069
Bridgeway Large Cap Value	140,954

As of June 30, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$2,121
Bridgeway Large Cap Value	30,299

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a June 30, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2022 Fair Value
U.S. Government Money Market Select	Direct	Bridgeway Large Cap Growth	$1,664,916	$-	$-	$2,669	$1,664,916
U.S. Government Money Market Select	Direct	Bridgeway Large Cap Value	14,136,419	-	-	16,421	14,136,419

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2022, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Bridgeway Large Cap Growth	$1,814	$43	$1,857
Bridgeway Large Cap Value	9,171	893	10,064

24

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2022, the Bridgeway Large Cap Growth Fund borrowed on average $2,285,159 for 2 days at an average interest rate of 1.78% with interest charges of $223 and the Bridgeway Large Cap Value Fund borrowed on average $7,132,656 for 2 days at an average interest rate of 0.88% with interest charges of $344. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through April 30, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the period ended June 30, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/2022 - 4/30/2022	5/1/2022 - 6/30/2022	Reimbursed Expenses		(Recouped) Expenses		Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	R5	0.81%	0.80%	$60,534		$-		2025
Bridgeway Large Cap Growth	Y	0.86%	0.83%	2,163		(1,151	)*	2025
Bridgeway Large Cap Growth	Investor	1.12%	1.12%	54,217		-		2025
Bridgeway Large Cap Growth	A	1.10%	1.09%	1,939		(936	)*	2025
Bridgeway Large Cap Growth	C	1.84%	1.83%	2,463		(1,524	)*	2025
Bridgeway Large Cap Growth	R6	0.76%	0.76%	10,777		-		2025
Bridgeway Large Cap Value	R5	N/A	N/A	1,169	**	-		-
Bridgeway Large Cap Value	Y	N/A	N/A	545	**	-		-
Bridgeway Large Cap Value	Investor	N/A	N/A	263	**	-		-
Bridgeway Large Cap Value	A	N/A	N/A	73	**	-		-
Bridgeway Large Cap Value	C	N/A	N/A	85	**	-		-
Bridgeway Large Cap Value	R6	N/A	N/A	150	**	-		-

* These amounts represent Recouped Expenses from prior fiscal years and are reflected in Other expenses on the Statements of Operations.

** Waiver relates to Sub-Advisory Fee and are not subject to recoupment.

Of the above amounts, $177,607 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at June 30, 2022 for the Bridgeway Large Cap Growth Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of

25

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	$1,156	$53,597	$106,805	2022
Bridgeway Large Cap Growth	2,455	303,712	-	2023
Bridgeway Large Cap Growth	-	267,082	-	2024
Bridgeway Large Cap Value	-	-	4,871	2022

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended June 30, 2022, RID collected $202 and $998 for Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively, from the sale of A Class Shares.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the period ended June 30, 2022, there were no CDSC fees collected for the A Class Shares of Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the period ended June 30, 2022, CDSC fees of $201 were collected for the C Class Shares of Bridgeway Large Cap Value Fund. There were no CDSC fees collected for the C Class Shares of Bridgeway Large Cap Growth Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

26

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the

27

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products

28

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts (“REITs”)

The Funds may own shares of REITs which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. An equity index futures contract is based on the value of an underlying index. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

29

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

During the period ended June 30, 2022, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2022
Bridgeway Large Cap Growth	16
Bridgeway Large Cap Value	92

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Bridgeway Large Cap Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$17,810	$17,810

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(861,793)	$(861,793)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(51,501)	$(51,501)

Bridgeway Large Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$(170,862)	$(170,862)

30

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(4,376,366)	$(4,376,366)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(63,724)	$(63,724)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2022.

Bridgeway Large Cap Growth Fund

Offsetting of Financial and Derivative Assets as of June 30, 2022:
	Assets	Liabilities
Futures Contracts(1)	$17,810	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$17,810	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(17,810)	$-

Bridgeway Large Cap Value Fund

Offsetting of Financial and Derivative Assets as of June 30, 2022:
	Assets	Liabilities
Futures Contracts(1)	$-	$170,862

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$170,862

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(170,862)

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks,

31

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

32

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Funds may be increased.

33

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

34

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2022, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bridgeway Large Cap Growth	$148,666,252	$27,036,793	$(23,295,041)	$3,741,752
Bridgeway Large Cap Value	595,018,113	74,982,109	(61,359,583)	13,622,526

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at December 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of December 31, 2021, the Funds did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bridgeway Large Cap Growth	$49,911,297	$66,491,742
Bridgeway Large Cap Value	115,152,541	185,834,445

35

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2022 were as follows:

Fund	Type of Transaction	December 31, 2021 Shares/Fair Value	Purchases	Sales	June 30, 2022 Shares/Fair Value
Bridgeway Large Cap Growth	Direct	$2,050,582	$81,821,123	$82,206,789	$1,664,916
Bridgeway Large Cap Growth	Securities Lending	259,780	1,378,952	1,638,732	-
Bridgeway Large Cap Value	Direct	19,739,236	210,106,249	215,709,066	14,136,419
Bridgeway Large Cap Value	Securities Lending	5,209,250	15,636,943	20,846,193	-

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

36

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

As of June 30, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bridgeway Large Cap Growth	$727,773	$-	$767,131	$767,131
Bridgeway Large Cap Value	17,838,689	-	18,644,904	18,644,904

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2022, the Funds did not utilize these facilities.

37

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	34,388	$1,082,519	80,633	$3,180,405
Reinvestment of dividends	–	–	518,918	18,893,815
Shares redeemed	(212,997)	(6,604,847)	(689,743)	(27,327,290)

Net (decrease) in shares outstanding	(178,609)	$(5,522,328)	(90,192)	$(5,253,070)

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,445	$73,547	18,051	$679,977
Reinvestment of dividends	–	–	10,353	374,350
Shares redeemed	(27,872)	(840,962)	(55,035)	(2,157,889)

Net (decrease) in shares outstanding	(25,427)	$(767,415)	(26,631)	$(1,103,562)

	Investor Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	34,849	$1,056,624	151,440	$5,819,914
Reinvestment of dividends	–	–	454,591	16,151,621
Shares redeemed	(173,905)	(5,174,774)	(300,799)	(11,734,890)

Net increase (decrease) in shares outstanding	(139,056)	$(4,118,150)	305,232	$10,236,645

	A Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,666	$51,719	2,115	$83,424
Reinvestment of dividends	–	–	9,259	330,733
Shares redeemed	(10,308)	(317,688)	(19,016)	(765,716)

Net (decrease) in shares outstanding	(8,642)	$(265,969)	(7,642)	$(351,559)

	C Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,124	$65,838	2,866	$107,956
Reinvestment of dividends	–	–	11,191	374,665
Shares redeemed	(18,421)	(551,883)	(27,071)	(990,827)

Net (decrease) in shares outstanding	(16,297)	$(486,045)	(13,014)	$(508,206)

	R6 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	139,547	$4,412,404	205,025	$8,076,613
Reinvestment of dividends	–	–	82,511	3,012,487
Shares redeemed	(275,257)	(7,898,300)	(238,898)	(9,295,306)

Net increase (decrease) in shares outstanding	(135,710)	$(3,485,896)	48,638	$1,793,794

38

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

	R5 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	2,847,734	$73,893,560	5,762,457	$154,950,266
Reinvestment of dividends	–	–	1,282,662	33,413,349
Shares redeemed	(2,423,248)	(61,403,235)	(12,073,394)	(323,710,273)

Net increase (decrease) in shares outstanding	424,486	$12,490,325	(5,028,275)	$(135,346,658)

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	549,736	$13,972,783	1,124,702	$30,077,380
Reinvestment of dividends	–	–	638,600	16,558,911
Shares redeemed	(1,656,024)	(41,834,401)	(6,546,850)	(172,882,040)

Net (decrease) in shares outstanding	(1,106,288)	$(27,861,618)	(4,783,548)	$(126,245,749)

	Investor Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	66,321	$1,696,335	224,246	$5,961,577
Reinvestment of dividends	–	–	329,275	8,511,756
Shares redeemed	(737,535)	(18,970,034)	(2,043,619)	(54,430,095)

Net (decrease) in shares outstanding	(671,214)	$(17,273,699)	(1,490,098)	$(39,956,762)

	A Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	93,042	$2,334,065	212,727	$5,650,749
Reinvestment of dividends	–	–	81,297	2,088,535
Shares redeemed	(228,472)	(5,670,754)	(339,832)	(9,080,814)

Net (decrease) in shares outstanding	(135,430)	$(3,336,689)	(45,808)	$(1,341,530)

	C Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	20,142	$489,936	47,168	$1,219,277
Reinvestment of dividends	–	–	95,601	2,361,325
Shares redeemed	(158,197)	(3,779,800)	(311,149)	(7,984,566)

Net (decrease) in shares outstanding	(138,055)	$(3,289,864)	(168,380)	$(4,403,964)

	R6 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	227,848	$5,989,209	840,901	$23,108,110
Reinvestment of dividends	–	–	244,356	6,358,125
Shares redeemed	(1,760,539)	(45,133,008)	(2,496,073)	(66,802,342)

Net (decrease) in shares outstanding	(1,532,691)	$(39,143,799)	(1,410,816)	$(37,336,107)

39

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

40

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020		2019	2018	2017B

	(unaudited)
Net asset value, beginning of period	$36.78		$36.24	$29.84		$25.27	$29.88	$24.47

Income (loss) from investment operations:
Net investment income	0.05		0.01	0.07		0.10	0.13	0.10
Net gains (losses) on investments (both realized and unrealized)	(10.44)		7.82	10.21		7.55	(1.99)	6.56

Total income (loss) from investment operations	(10.39)		7.83	10.28		7.65	(1.86)	6.66

Less distributions:
Dividends from net investment income	-		-	(0.07)		-	(0.11)	(0.08)
Distributions from net realized gains	-		(7.29)	(3.81)		(3.08)	(2.64)	(1.17)

Total distributions	-		(7.29)	(3.88)		(3.08)	(2.75)	(1.25)

Net asset value, end of period	$26.39		$36.78	$36.24		$29.84	$25.27	$29.88

Total returnC	(28.25	)%D	21.82%	34.44%		30.27%	(6.03)%	27.21%

Ratios and supplemental data:
Net assets, end of period	$76,108,981		$112,640,010	$114,246,613		$118,831,764	$151,163,119	$178,062,388
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.94	%E	0.92%	0.97%		0.90%	0.93%	1.06%
Expenses, net of reimbursements and/or recoupments	0.81	%E F	0.81%	0.82	%F	0.81%	0.81%	0.81%
Net investment income (loss), before expense reimbursements and/or recoupments	0.14	%E	(0.10)%	(0.08)%		0.19%	0.26%	0.15%
Net investment income, net of reimbursements and/or recoupments	0.27	%E	0.01%	0.07%		0.28%	0.38%	0.40%
Portfolio turnover rate	26	%D	57%	58%		77%	60%	78%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 in the Semi-Annual Shareholder Report due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

41

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020		2019	2018	2017A

	(unaudited)
Net asset value, beginning of period	$36.53		$36.05	$29.72		$25.21	$29.82	$24.45

Income (loss) from investment operations:
Net investment income (loss)	0.04	B	(0.04)	0.00	C	0.05	0.12	0.05
Net gains (losses) on investments (both realized and unrealized)	(10.36)		7.81	10.21		7.54	(1.98)	6.57

Total income (loss) from investment operations	(10.32)		7.77	10.21		7.59	(1.86)	6.62

Less distributions:
Dividends from net investment income	–		–	(0.07)		–	(0.11)	(0.08)
Distributions from net realized gains	–		(7.29)	(3.81)		(3.08)	(2.64)	(1.17)

Total distributions	–		(7.29)	(3.88)		(3.08)	(2.75)	(1.25)

Net asset value, end of period	$26.21		$36.53	$36.05		$29.72	$25.21	$29.82

Total returnD	(28.25	)%E	21.77%	34.34%		30.11%	(6.04)%	27.06%

Ratios and supplemental data:
Net assets, end of period	$938,447		$2,237,130	$3,168,012		$2,036,785	$2,306,982	$2,016,161
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13	%F	0.95%	1.02%		0.95%	0.97%	1.13%
Expenses, net of reimbursements and/or recoupments	0.85	%F G	0.86%	0.89	%G	0.91%	0.91%	0.91%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.05	)%F	(0.15)%	(0.14)%		0.12%	0.27%	0.08%
Net investment income (loss), net of reimbursements and/or recoupments	0.23	%F	(0.06)%	(0.01)%		0.16%	0.33%	0.30%
Portfolio turnover rate	26	%E	57%	58%		77%	60%	78%

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Per share amounts have been calculated using the average shares method.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 in the Semi-Annual Shareholder Report due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

42

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020		2019	2018		2017A

	(unaudited)
Net asset value, beginning of period	$35.89		$35.61	$29.42		$25.05	$29.65		$24.38

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.08)	(0.08)		(0.04)	0.01		(0.01)
Net gains (losses) on investments (both realized and unrealized)	(10.16)		7.65	10.08		7.49	(1.94)		6.53

Total income (loss) from investment operations	(10.18)		7.57	10.00		7.45	(1.93)		6.52

Less distributions:
Dividends from net investment income	–		–	–		–	(0.03)		(0.08)
Distributions from net realized gains	–		(7.29)	(3.81)		(3.08)	(2.64)		(1.17)

Total distributions	–		(7.29)	(3.81)		(3.08)	(2.67)		(1.25)

Net asset value, end of period	$25.71		$35.89	$35.61		$29.42	$25.05		$29.65

Total returnB	(28.36	)%C	21.48%	33.98%		29.74%	(6.33)%		26.72%

Ratios and supplemental data:
Net assets, end of period	$64,993,021		$95,710,995	$84,109,027		$71,928,098	$65,869,325		$71,273,896
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.26	%D	1.24%	1.31%		1.20%	1.20%		1.40%
Expenses, net of reimbursements and/or recoupments	1.12	%D	1.12%	1.15	%E	1.19%	1.19%		1.19%
Net investment (loss), before expense reimbursements and/or recoupments	(0.18	)%D	(0.42)%	(0.43)%		(0.11)%	(0.01)%		(0.66)%
Net investment income (loss), net of reimbursements and/or recoupments	(0.04	)%D	(0.30)%	(0.27)%		(0.10)%	0.00	%F	(0.45)%
Portfolio turnover rate	26	%C	57%	58%		77%	60%		78%

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 in the Semi-Annual Shareholder Report due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Amount represents less than 0.005% of average net assets.

See accompanying notes

43

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020	2019	2018	2017A

	(unaudited)
Net asset value, beginning of period	$36.08		$35.77	$29.51	$25.12	$29.70	$24.39

Income (loss) from investment operations:
Net investment income (loss)	(0.09)		(0.16)	(0.10)	(0.03)	(0.11)	0.00	B
Net gains (losses) on investments (both realized and unrealized)	(10.14)		7.76	10.17	7.50	(1.83)	6.54

Total income (loss) from investment operations	(10.23)		7.60	10.07	7.47	(1.94)	6.54

Less distributions:
Dividends from net investment income	–		–	–	–	–	(0.06)
Distributions from net realized gains	–		(7.29)	(3.81)	(3.08)	(2.64)	(1.17)

Total distributions	–		(7.29)	(3.81)	(3.08)	(2.64)	(1.23)

Net asset value, end of period	$25.85		$36.08	$35.77	$29.51	$25.12	$29.70

Total returnC	(28.35	)%D	21.47%	34.11%	29.74%	(6.35)%	26.79%

Ratios and supplemental data:
Net assets, end of period	$1,177,937		$1,955,909	$2,212,193	$2,029,102	$1,700,188	$4,625,607
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.35	%E	1.21%	1.27%	1.18%	1.25%	1.44%
Expenses, net of reimbursements and/or recoupments	1.10	%E G	1.10%	1.14%	1.21%	1.21%	1.21%
Net investment (loss), before expense reimbursements and/or recoupments	(0.26	)%E	(0.40)%	(0.39)%	(0.09)%	(0.09)%	(0.23)%
Net investment income (loss), net of reimbursements and/or recoupments	(0.01	)%E	(0.29)%	(0.26)%	(0.12)%	(0.05)%	0.00	%F
Portfolio turnover rate	26	%D	57%	58%	77%	60%	78%

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Amount rounds to less than 0.005%.
G	Expense ratios may exceed stated expenses caps in Note 2 of the Semi-Annual Shareholder Report due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

44

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020		2019	2018	2017A

	(unaudited)
Net asset value, beginning of period	$33.81		$34.15	$28.53		$24.55	$29.30	$24.22

Income (loss) from investment operations:
Net investment (loss)	(0.45)		(0.46)	(0.01)		(0.20)	(0.17)	(0.10)
Net gains (losses) on investments (both realized and unrealized)	(9.22)		7.41	9.44		7.26	(1.94)	6.35

Total income (loss) from investment operations	(9.67)		6.95	9.43		7.06	(2.11)	6.25

Less distributions:
Dividends from net investment income	–		–	–		–	–	–
Distributions from net realized gains	–		(7.29)	(3.81)		(3.08)	(2.64)	(1.17)

Total distributions	–		(7.29)	(3.81)		(3.08)	(2.64)	(1.17)

Net asset value, end of period	$24.14		$33.81	$34.15		$28.53	$24.55	$29.30

Total returnB	(28.60	)%C	20.58%	33.04%		28.75%	(7.02)%	25.78%

Ratios and supplemental data:
Net assets, end of period	$1,112,666		$2,109,687	$2,575,041		$1,086,848	$798,319	$769,559
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.18	%D	1.95%	2.01%		1.92%	1.95%	2.09%
Expenses, net of reimbursements and/or recoupments	1.84	%D E	1.84%	1.87	%E	1.96%	1.96%	1.96%
Net investment (loss), before expense reimbursements and/or recoupments	(1.12	)%D	(1.14)%	(1.14)%		(0.83)%	(0.76)%	(0.90)%
Net investment (loss), net of reimbursements and/or recoupments	(0.78	)%D	(1.03)%	(1.00)%		(0.87)%	(0.77)%	(0.77)%
Portfolio turnover rate	26	%C	57%	58%		77%	60%	78%

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 in the Semi-Annual Shareholder Report due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

45

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30,		Year Ended December 31,				April 30, 2018A to December 31, 2018

	2022		2021	2020		2019

	(unaudited)
Net asset value, beginning of period	$36.89		$36.31	$29.86		$25.28	$30.89

Income (loss) from investment operations:
Net investment income	0.06		0.03	0.04	B	0.10	0.12
Net gains (losses) on investments (both realized and unrealized)	(10.48)		7.84	10.29		7.56	(2.98)

Total income (loss) from investment operations	(10.42)		7.87	10.33		7.66	(2.86)

Less distributions:
Dividends from net investment income	–		–	(0.07)		–	(0.11)
Distributions from net realized gains	–		(7.29)	(3.81)		(3.08)	(2.64)

Total distributions	–		(7.29)	(3.88)		(3.08)	(2.75)

Net asset value, end of period	$26.47		$36.89	$36.31		$29.86	$25.28

Total returnC	(28.25	)%D	21.90%	34.58%		30.30%	(9.07	)%D

Ratios and supplemental data:
Net assets, end of period	$9,586,063		$18,361,929	$16,307,767		$107,424	$90,943
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.90	%E	0.88%	0.91%		0.84%	4.15	%E
Expenses, net of reimbursements and/or recoupments	0.76	%E	0.76%	0.76%		0.76%	0.76	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.20	%E	(0.06)%	(0.05)%		0.25%	(2.85	)%E
Net investment income, net of reimbursements and/or recoupments	0.34	%E	0.06%	0.10%		0.33%	0.54	%E
Portfolio turnover rate	26	%D	57%	58%		77%	60	%F

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from April 30, 2018 through December 31, 2018 and is not annualized.

See accompanying notes

46

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30,		Year Ended December 31,

	2022		2021	2020		2019	2018	2017

	(unaudited)
Net asset value, beginning of period	$26.55		$23.73	$27.14		$22.61	$28.57	$26.08

Income (loss) from investment operations:
Net investment income	0.26		0.69	0.59		0.55	0.45	0.37
Net gains (losses) on investments (both realized and unrealized)	(3.63)		4.71	(1.48)		5.13	(4.28)	3.78

Total income (loss) from investment operations	(3.37)		5.40	(0.89)		5.68	(3.83)	4.15

Less distributions:
Dividends from net investment income	–		(1.59)	(0.00	)B	(0.54)	(0.47)	(0.39)
Distributions from net realized gains	–		(0.99)	(2.52)		(0.61)	(1.66)	(1.27)

Total distributions	–		(2.58)	(2.52)		(1.15)	(2.13)	(1.66)

Net asset value, end of period	$23.18		$26.55	$23.73		$27.14	$22.61	$28.57

Total returnC	(12.69	)%D	22.93%	(3.05)%		25.11%	(13.28)%	15.88%

Ratios and supplemental data:
Net assets, end of period	$327,885,475		$364,332,529	$445,009,590		$1,205,569,140	$1,442,789,043	$1,547,760,278
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.81	%E	0.75%	0.75%		0.73%	0.72%	0.72%
Expenses, net of reimbursements and/or recoupments	0.81	%E	0.74%	0.75%		0.73%	0.72%	0.72%
Net investment income, before expense reimbursements and/or recoupments	1.96	%E	1.37%	1.76%		1.71%	1.63%	1.41%
Net investment income, net of reimbursements and/or recoupments	1.96	%E	1.38%	1.76%		1.71%	1.63%	1.41%
Portfolio turnover rate	17	%D	51%	43%		44%	49%	48%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

47

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020		2019	2018	2017

	(unaudited)
Net asset value, beginning of period	$26.43		$23.63	$27.06		$22.54	$28.49	$26.01

Income (loss) from investment operations:
Net investment income	0.24		0.89	0.67		0.46	0.44	0.33
Net gains (losses) on investments (both realized and unrealized)	(3.60)		4.46	(1.58)		5.19	(4.28)	3.79

Total income (loss) from investment operations	(3.36)		5.35	(0.91)		5.65	(3.84)	4.12

Less distributions:
Dividends from net investment income	–		(1.56)	(0.00	)A	(0.52)	(0.45)	(0.37)
Distributions from net realized gains	–		(0.99)	(2.52)		(0.61)	(1.66)	(1.27)

Total distributions	–		(2.55)	(2.52)		(1.13)	(2.11)	(1.64)

Net asset value, end of period	$23.07		$26.43	$23.63		$27.06	$22.54	$28.49

Total returnB	(12.71	)%C	22.84%	(3.14)%		25.06%	(13.35)%	15.82%

Ratios and supplemental data:
Net assets, end of period	$141,556,577		$191,459,312	$284,218,555		$1,455,648,440	$1,502,519,807	$1,547,228,114
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.88	%D	0.82%	0.83%		0.80%	0.79%	0.79%
Expenses, net of reimbursements and/or recoupments	0.88	%D	0.82%	0.83%		0.80%	0.79%	0.79%
Net investment income, before expense reimbursements and/or recoupments	1.87	%D	1.29%	1.66%		1.65%	1.57%	1.35%
Net investment income, net of reimbursements and/or recoupments	1.87	%D	1.29%	1.66%		1.65%	1.57%	1.35%
Portfolio turnover rate	17	%C	51%	43%		44%	49%	48%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

48

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,

	2022		2021	2020	2019	2018	2017

	(unaudited)
Net asset value, beginning of period	$26.35		$23.56	$27.05	$22.50	$28.41	$25.93

Income (loss) from investment operations:
Net investment income	0.75		1.39	2.12	0.62	0.43	0.32
Net gains (losses) on investments (both realized and unrealized)	(4.13)		3.87	(3.09)	4.95	(4.33)	3.71

Total income (loss) from investment operations	(3.38)		5.26	(0.97)	5.57	(3.90)	4.03

Less distributions:
Dividends from net investment income	–		(1.48)	–	(0.41)	(0.35)	(0.28)
Distributions from net realized gains	–		(0.99)	(2.52)	(0.61)	(1.66)	(1.27)

Total distributions	–		(2.47)	(2.52)	(1.02)	(2.01)	(1.55)

Net asset value, end of period	$22.97		$26.35	$23.56	$27.05	$22.50	$28.41

Total returnA	(12.83	)%B	22.51%	(3.36)%	24.74%	(13.60)%	15.52%

Ratios and supplemental data:
Net assets, end of period	$68,985,038		$96,839,009	$121,683,174	$587,724,123	$886,572,501	$1,387,184,369
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13	%C	1.08%	1.10%	1.08%	1.05%	1.06%
Expenses, net of reimbursements and/or recoupments	1.13	%C	1.08%	1.10%	1.08%	1.05%	1.06%
Net investment income, before expense reimbursements and/or recoupments	1.60	%C	1.04%	1.44%	1.37%	1.26%	1.04%
Net investment income, net of reimbursements and/or recoupments	1.60	%C	1.04%	1.44%	1.37%	1.26%	1.04%
Portfolio turnover rate	17	%B	51%	43%	44%	49%	48%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.

See accompanying notes

49

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,

	2022		2021	2020	2019	2018	2017

	(unaudited)
Net asset value, beginning of period	$26.18		$23.43	$26.92	$22.41	$28.32	$25.82

Income (loss) from investment operations:
Net investment income	0.23		0.45	0.84	0.58	0.36	0.42
Net gains (losses) on investments (both realized and unrealized)	(3.59)		4.78	(1.81)	4.95	(4.25)	3.58

Total income (loss) from investment operations	(3.36)		5.23	(0.97)	5.53	(3.89)	4.00

Less distributions:
Dividends from net investment income	–		(1.49)	–	(0.41)	(0.36)	(0.23)
Distributions from net realized gains	–		(0.99)	(2.52)	(0.61)	(1.66)	(1.27)

Total distributions	–		(2.48)	(2.52)	(1.02)	(2.02)	(1.50)

Net asset value, end of period	$22.82		$26.18	$23.43	$26.92	$22.41	$28.32

Total returnA	(12.83	)%B	22.51%	(3.38)%	24.70%	(13.60)%	15.46%

Ratios and supplemental data:
Net assets, end of period	$19,952,821		$26,438,159	$24,734,491	$58,637,332	$79,610,028	$96,229,248
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.12	%C	1.08%	1.10%	1.10%	1.07%	1.08%
Expenses, net of reimbursements and/or recoupments	1.12	%C	1.07%	1.10%	1.10%	1.07%	1.08%
Net investment income, before expense reimbursements and/or recoupments	1.61	%C	1.05%	1.40%	1.35%	1.28%	1.01%
Net investment income, net of reimbursements and/or recoupments	1.61	%C	1.06%	1.40%	1.35%	1.28%	1.01%
Portfolio turnover rate	17	%B	51%	43%	44%	49%	48%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Not annualized.
C	Annualized.

See accompanying notes

50

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,

	2022		2021	2020	2019	2018	2017

	(unaudited)
Net asset value, beginning of period	$25.17		$22.60	$26.25	$21.86	$27.63	$25.27

Income (loss) from investment operations:
Net investment income	0.00	A	0.21	0.22	0.21	0.16	0.08
Net gains (losses) on investments (both realized and unrealized)	(3.31)		4.63	(1.35)	4.99	(4.12)	3.62

Total income (loss) from investment operations	(3.31)		4.84	(1.13)	5.20	(3.96)	3.70

Less distributions:
Dividends from net investment income	–		(1.28)	–	(0.20)	(0.15)	(0.07)
Distributions from net realized gains	–		(0.99)	(2.52)	(0.61)	(1.66)	(1.27)

Total distributions	–		(2.27)	(2.52)	(0.81)	(1.81)	(1.34)

Net asset value, end of period	$21.86		$25.17	$22.60	$26.25	$21.86	$27.63

Total returnB	(13.15	)%C	21.58%	(4.08)%	23.79%	(14.23)%	14.62%

Ratios and supplemental data:
Net assets, end of period	$22,497,092		$29,384,166	$30,186,523	$59,409,216	$75,231,917	$102,553,616
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.88	%D	1.84%	1.83%	1.81%	1.79%	1.83%
Expenses, net of reimbursements and/or recoupments	1.88	%D	1.83%	1.83%	1.81%	1.79%	1.83%
Net investment income, before expense reimbursements and/or recoupments	0.86	%D	0.28%	0.69%	0.63%	0.54%	0.28%
Net investment income, net of reimbursements and/or recoupments	0.86	%D	0.29%	0.69%	0.63%	0.54%	0.28%
Portfolio turnover rate	17	%C	51%	43%	44%	49%	48%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

51

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30,		Year Ended December 31,				April 28, 2017A to December 31, 2017

	2022		2021	2020	2019	2018

	(unaudited)
Net asset value, beginning of period	$26.53		$23.71	$27.12	$22.59	$28.55	$26.73

Income (loss) from investment operations:
Net investment income	0.24	B	0.53	0.24	0.49	0.54	0.11
Net gains (losses) on investments (both realized and unrealized)	(3.61)		4.87	(1.12)	5.20	(4.37)	3.37

Total income (loss) from investment operations	(3.37)		5.40	(0.88)	5.69	(3.83)	3.48

Less distributions:
Dividends from net investment income	–		(1.59)	(0.01)	(0.55)	(0.47)	(0.39)
Distributions from net realized gains	–		(0.99)	(2.52)	(0.61)	(1.66)	(1.27)

Total distributions	–		(2.58)	(2.53)	(1.16)	(2.13)	(1.66)

Net asset value, end of period	$23.16		$26.53	$23.71	$27.12	$22.59	$28.55

Total returnC	(12.70	)%D	22.99%	(3.03)%	25.17%	(13.27)%	13.01	%D

Ratios and supplemental data:
Net assets, end of period	$27,338,261		$71,972,572	$97,789,536	$227,580,520	$147,107,520	$91,521,786
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.77	%E	0.72%	0.73%	0.70%	0.70%	0.75	%E
Expenses, net of reimbursements and/or recoupments	0.77	%E	0.72%	0.73%	0.70%	0.70%	0.71	%E
Net investment income, before expense reimbursements and/or recoupments	1.90	%E	1.39%	1.77%	1.76%	1.69%	1.44	%E
Net investment income, net of reimbursements and/or recoupments	1.90	%E	1.39%	1.77%	1.76%	1.69%	1.48	%E
Portfolio turnover rate	17	%D	51%	43%	44%	49%	48	%F

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from April 28, 2017 through December 31, 2017 and is not annualized.

See accompanying notes

52

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Bridgeway Large Cap Growth Fund (“LCG Fund”) and the American Beacon Bridgeway Large Cap Value Fund (“LCV Fund”) (each, a “Fund” and collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, Bridgeway Capital Management, Inc. (the “sub-advisor”), and the Trust, on behalf of the Funds.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

53

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the sub-advisor for the Funds; (3) the profits, if any, earned by the Manager in rendering services to the Funds; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement for each Fund, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement for each Fund, the Board considered, among other factors: the level of staffing and the size of the sub-advisor; succession plans for key employees who perform services for the Funds; diversity and inclusion initiatives; the adequacy of the resources committed to the Funds by the sub-advisor; the financial stability of the sub-advisor; and representations made by the sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of each Fund relative to its benchmark index, an appropriate peer group for each Fund, and, for the LCV Fund, to the performance of other comparable investment accounts managed by the sub-advisor. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative

54

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for the LCG Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses, and that the sub-advisor is waiving a portion of its sub-advisory fees with respect to the LCV Fund.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to the Funds, the Board considered representations made by the sub-advisor that with respect to the LCG Fund, the sub-advisor does not manage any comparable client accounts and therefore could not provide fee schedules for comparable investment accounts managed by the sub-advisor. The Board did not request profitability data from the sub-advisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisor with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that the sub-advisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the sub-advisory fee rates. The Board also considered that the LCG Fund’s current assets did not exceed the threshold necessary to reach the first sub-advisory fee rate breakpoint, but that the LCV Fund’s current assets did exceed such threshold.

In addition, the Board noted the Manager’s representation that the Management Agreements contain fee schedule breakpoints at higher asset levels with respect to the Funds. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing and other information, the Board concluded that the Manager and sub-advisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisor. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe,

55

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2021. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares to R5 Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds.

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Growth Fund

In considering the renewal of the Agreements for the LCG Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2	nd Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	3	rd Quintile
Compared to Morningstar Category	4	th Quintile

The Board also considered: (1) the LCG Fund acquired the assets of another American Beacon Fund on December 15, 2017; (2) the sub-advisor’s representation that it has no other comparable accounts in the same strategy as the sub-advisor manages the LCG Fund; and (3) the Manager’s recommendation to continue to retain the sub-advisor.

56

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Agreements are fair and reasonable; and (2) determined that the LCG Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the LCG Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Value Fund

In considering the renewal of the Agreements for the LCV Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4	th Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	5	th Quintile
Compared to Morningstar Category	5	th Quintile

The Board also considered: (1) the sub-advisor’s contractual agreement to waive a portion of its sub-advisory fee equal to 0.05% of the LCV Fund’s average daily net assets managed by the sub-advisor on amounts that exceed $750 million from April 30, 2021 through April 30, 2023; (2) certain aspects of the sub-advisor’s investment strategy have been out of favor, adversely affecting short-term and long-term performance; and (3) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Agreements are fair and reasonable; and (2) determined that the LCV Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the LCV Fund.

57

Disclosure Regarding Liquidity Risk Management Program (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

58

Change in Independent Registered Public Accounting Firm (Unaudited)

The Audit and Compliance Committee of the Board approved a change in the Funds’ independent registered public accounting firm on August 15, 2022. The Funds engaged PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending December 31, 2022, replacing Ernst & Young LLP (“EY”), the Funds’ previous independent registered public accounting firm. EY’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2020 and December 31, 2021 contained no adverse opinion or disclaimer of opinion nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Funds and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

59

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60

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Growth Fund, and American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

SAR 06/22

American Beacon®
FUNDS

2022 SEMI-ANNUAL REPORT

June 30, 2022

STEPHENS MID-CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND

Stephens 0622

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

STEPHENS MID-CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

STEPHENS SMALL CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

On April 14, 1938, while addressing the country’s economic challenges in his 12th fireside chat to the American public, President Franklin Delano Roosevelt said, “… to reach a port, we must sail – sail, not tie at anchor – sail, not drift.”

President Roosevelt’s expression still rings true today. That is to say, to successfully reach our destination – whether a geographical one or a financial goal – we should thoughtfully and purposefully plan our journey. Such a journey requires diligence, patience and time, and there are no guarantees that we will reach port safely by the course we initially charted. Instead, we must diligently monitor our charts and compass, making adjustments along the way to help us reach our destination. These periodic recalibrations can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the potential impacts from events such as Russia’s war with Ukraine, rising global and domestic inflation, and ongoing supply chain disruptions associated with the COVID-19 pandemic.

We encourage you to work with financial professionals who can help develop your personal savings plan, conduct annual plan reviews, and guide adjustments to your portfolio to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your individual risk tolerance, you may be better positioned to withstand short-term volatility. And with careful and continual planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long- term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned -30.85% for the six months ended June 30, 2022. The Fund outperformed the Russell Midcap® Growth Index (the “Index”) return of -31.00% for the same period.

Total Returns for the Period ended June 30, 2022

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
R5 Class (1,2,8)	SFMIX	-30.75%	-27.19%	4.44%	10.45%	11.17%
Y Class (1,3,8)	SMFYX	-30.78%	-27.22%	4.37%	10.36%	11.08%
Investor Class (1,8)	STMGX	-30.85%	-27.36%	4.13%	10.12%	10.79%
A without Sales Charge (1,4,8)	SMFAX	-30.85%	-27.39%	4.11%	10.08%	10.73%
A with Sales Charge (1,4,8)	SMFAX	-34.83%	-31.58%	2.08%	8.78%	10.08%
C without Sales Charge (1,5,8)	SMFCX	-31.11%	-27.91%	3.34%	9.27%	9.93%
C with Sales Charge (1,5,8)	SMFCX	-32.11%	-28.91%	3.34%	9.27%	9.93%
R6 Class (1,6,8)	SFMRX	-30.75%	-27.17%	4.47%	10.47%	11.18%

Russell Midcap® Growth Index (7)		-31.00%	-29.57%	4.25%	8.88%	11.50%
S&P 500 Index (7)		-19.96%	-10.62%	10.60%	11.31%	12.96%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-9687-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Investor Class was waived from 2007 through 2013, partially recovered in 2014, fully recovered in 2015, and waived in 2018 and 2019. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived.

2.	A portion of the fees charged to the R5 Class has been waived since Class inception (August 31, 2006). Performance prior to waiving fees was lower than the actual returns shown.

3.

A portion of the fees charged to the Y Class was waived in 2012 and 2013, partially recovered in 2014, fully recovered in 2015, and waived from 2017 to 2022. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived.

4.

A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in 2015, waived in 2016 and 2018, partially recovered in 2019 and waived in 2020 and 2021. Performance prior to waiving fees was lower than the actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

A portion of the fees charged to the C Class was waived from 2012 through 2014, fully recovered in 2015, waived in 2016 and 2018, partially recovered in 2019, and waived in 2020 to 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

A portion of the fees charged to the R6 Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Fund performance for the five-year and ten-year periods represents the returns achieved by the R5 Class from 6/30/2012 up to 12/31/2018, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/2012.

7.

The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Stephens Mid-Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell MidCap Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Mid-Cap Growth Fund is not

2

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2022 (Unaudited)

sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.90%, 0.97%, 1.14%, 1.14%, 1.98%, and 0.88%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the benchmark due to positive security selection that was slightly offset by negative allocation during the period.

Most of the Fund’s outperformance related to security selection was attributable to an absence of index holdings in the Communication Services and Information Technology sectors. Within Communication Services, contributors included not holding index positions Pinterest, Inc. (down 50.0%) and Skillz, Inc. (down 74.5%). In the Information Technology sector, not holding index positions Cloudflare, Inc. (down 66.7%) and The Trade Desk, Inc. (down 54.3%) contributed to relative returns during the period.

The aforementioned performance was somewhat offset by security selection in the Financials and Energy sectors. Within the Financials sector, detractors included non-index constituents SVB Financial Group (down 41.8%) and Signature Bank (down 44.3%). Within the Energy sector, the main detractor was not holding index position Cheniere Energy, Inc. (up 31.9%).

From a sector allocation perspective, the Fund’s overweight allocation to the Communication Services sector and null allocation to the Materials sector detracted from performance relative to the benchmark. Conversely, the Fund’s overweight allocation to the Financials sector and underweight allocation to the Consumer Discretionary sector positively contributed to relative performance during the period.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

3

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
Cadence Design Systems, Inc.		2.8
ICON PLC		2.5
Palo Alto Networks, Inc.		2.3
Fortinet, Inc.		2.2
Copart, Inc.		2.0
ResMed, Inc.		1.9
Dollar Tree, Inc.		1.8
Take-Two Interactive Software, Inc.		1.8
Tradeweb Markets, Inc., Class A		1.8
Electronic Arts, Inc.		1.7

Total Fund Holdings	94

Sector Allocation (% Equities)
Information Technology		33.0
Health Care		19.9
Consumer Discretionary		12.8
Industrials		11.3
Communication Services		8.5
Financials		7.6
Energy		4.1
Consumer Staples		2.8

4

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2022 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned -29.59% for the six months ended June 30, 2022, underperforming the Russell 2000® Growth Index (the “benchmark”) return of -29.45% for the same period.

Total Returns for the Period ended June 30, 2022

	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
R5 Class (1,2,8)	STSIX	-29.44%	-26.42%	3.47%	9.18%	9.43%
Y Class (1,3,8)	SPWYX	-29.49%	-26.51%	3.39%	9.11%	9.34%
Investor Class (1,8)	STSGX	-29.59%	-26.73%	3.10%	8.83%	9.10%
A without Sales Charge (1,4,8)	SPWAX	-29.61%	-26.69%	3.15%	8.85%	9.03%
A with Sales Charge (1,4,8)	SPWAX	-33.66%	-30.91%	1.14%	7.57%	8.39%
C without Sales Charge (1,5,8)	SPWCX	-32.93%	-28.17%	1.91%	7.75%	8.07%
C with Sales Charge (1,5,8)	SPWCX	-33.93%	-29.17%	1.91%	7.75%	8.07%
R6 Class (1,6,8)	STSRX	-29.44%	-26.44%	3.49%	9.20%	9.44%

Russell 2000® Growth Index (7)		-29.45%	-33.43%	1.40%	4.80%	9.30%
S&P 500 Index (7)		-19.96%	-10.62%	10.60%	11.31%	12.96%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Investor Class was waived from 2005 through 2013, fully recovered in 2014, waived in 2015, fully recovered in 2017, and waived in 2020 to 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

2.

A portion of the fees charged to the R5 Class was waived from 2006 through 2013, fully recovered in 2014, and waived in 2020 to 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

3.

A portion of the fees charged to the Y Class was waived in 2012 and 2013, fully recovered in 2014, and waived in 2020 to 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived.

4.

A portion of the fees charged to the A Class was waived in 2012, partially recovered in 2013 and 2014, fully recovered in 2015, and waived in 2020 to 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. A Class shares have a maximum sales charge of 5.75%.

5.

A portion of the fees charged to the C Class was waived in 2012, partially recovered in 2013 and 2014, fully recovered in 2015, and waived from 2019 to 2022. Performance prior to waiving fees was lower than actual returns shown for periods when fees were waived. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the five-year and ten-year periods represents the returns achieved by the R5 Class from 6/30/2012 up to 4/30/2019, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/2012. A portion of the fees charged to the R6 Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index and Russell 2000 Growth Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Stephens Small Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell Small Cap Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of

5

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2022 (Unaudited)

S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 1.04%, 1.10%, 1.35%, 1.38%, 2.24%, and 1.01%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the benchmark due to negative security selection, especially within a few sectors. In contrast, the Fund’s sector allocation effect was positive, providing some benefit to relative performance.

From a security selection perspective, the main drivers of underperformance were holdings in the Industrials and Consumer Discretionary sectors. Detractors in the Industrials sector included owning the out of benchmark positions Kornit Digital Ltd. (down 79.2%) and Trex Co., Inc. (down 59.7%). In the Consumer Discretionary sector, overweight positions in Wingstop, Inc. (down 55.2%) and AKA Brands Holdings Corp. (down 69.4%) detracted from performance relative to the benchmark.

The aforementioned negative relative performance was somewhat offset by positive security selection in the Health Care and Information Technology sectors. Within the Health Care sector, contributors included holdings in the out of benchmark positions of Acadia Healthcare Co., Inc. (up 11.3%) and Exelixis, Inc. (up 13.9%). In the Information Technology sector, holding the out of benchmark positions Mandiant, Inc. (up 26.3%) and WEX, Inc. (up 11.1%) contributed to relative performance.

From a sector allocation perspective, the Fund’s overweight allocation to the Consumer Staples sector and underweight allocation to the Consumer Discretionary sector contributed to relative performance. Conversely, the Fund’s overweight allocation to the Information Technology sector and underweight allocation to the Materials sector detracted from relative returns during the period.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

6

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2022 (Unaudited)

Top Ten Holdings (% Net Assets)
MGP Ingredients, Inc.		2.4
Acadia Healthcare Co., Inc.		2.1
Chefs’ Warehouse, Inc.		2.0
Manhattan Associates, Inc.		2.0
Omnicell, Inc.		1.9
SPS Commerce, Inc.		1.9
Viper Energy Partners LP		1.8
HealthEquity, Inc.		1.7
Repligen Corp.		1.7
Globant SA		1.6

Total Fund Holdings	98

Sector Allocation (% Equities)
Information Technology		27.1
Health Care		26.0
Industrials		15.4
Financials		9.4
Consumer Discretionary		8.3
Consumer Staples		8.0
Energy		4.6
Materials		1.2

7

American Beacon FundsSM

Expense Examples

June 30, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2022 through June 30, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

8

American Beacon FundsSM

Expense Examples

June 30, 2022 (Unaudited)

American Beacon Stephens Mid-Cap Growth Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
R5 Class
Actual	$1,000.00	$692.50	$3.73
Hypothetical**	$1,000.00	$1,020.38	$4.46
Y Class
Actual	$1,000.00	$692.20	$3.99
Hypothetical**	$1,000.00	$1,020.08	$4.76
Investor Class
Actual	$1,000.00	$691.50	$4.95
Hypothetical**	$1,000.00	$1,018.94	$5.91
A Class
Actual	$1,000.00	$691.50	$5.03
Hypothetical**	$1,000.00	$1,018.84	$6.01
C Class
Actual	$1,000.00	$688.90	$8.12
Hypothetical**	$1,000.00	$1,015.17	$9.69
R6 Class
Actual	$1,000.00	$692.50	$3.73
Hypothetical**	$1,000.00	$1,020.38	$4.46

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.95%, 1.18%, 1.20%, 1.94%, and 0.89% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Stephens Small Cap Growth Fund

	Beginning Account Value 1/1/2022	Ending Account Value 6/30/2022	Expenses Paid During Period 1/1/2022-6/30/2022*
R5 Class
Actual	$1,000.00	$705.60	$4.19
Hypothetical**	$1,000.00	$1,019.89	$4.96
Y Class
Actual	$1,000.00	$705.10	$4.44
Hypothetical**	$1,000.00	$1,019.59	$5.26
Investor Class
Actual	$1,000.00	$704.10	$5.49
Hypothetical**	$1,000.00	$1,018.35	$6.51
A Class
Actual	$1,000.00	$703.90	$5.41
Hypothetical**	$1,000.00	$1,018.45	$6.41
C Class
Actual	$1,000.00	$694.00	$8.65
Hypothetical**	$1,000.00	$1,014.58	$10.29
R6 Class
Actual	$1,000.00	$705.60	$4.06
Hypothetical**	$1,000.00	$1,020.03	$4.81

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.05%, 1.30%, 1.28%, 2.06%, and 0.96% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

9

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS 100.17%

Communication Services - 8.54%

Entertainment - 6.78%
Electronic Arts, Inc.	70,281	$8,549,684
Live Nation Entertainment, Inc.A	90,884	7,505,201
Spotify Technology SAA	33,932	3,183,840
Take-Two Interactive Software, Inc.A	70,495	8,637,752
Warner Music Group Corp., Class A	219,296	5,342,050

		33,218,527

Interactive Media & Services - 1.76%
Match Group, Inc.A	78,832	5,493,802
ZoomInfo Technologies, Inc.A	94,343	3,135,961

		8,629,763

Total Communication Services		41,848,290

Consumer Discretionary - 12.79%

Distributors - 0.81%
Pool Corp.	11,281	3,962,226

Diversified Consumer Services - 0.87%
Bright Horizons Family Solutions, Inc.A	50,292	4,250,680

Hotels, Restaurants & Leisure - 2.69%
Domino’s Pizza, Inc.	20,004	7,795,759
Wingstop, Inc.	72,130	5,393,160

		13,188,919

Internet & Direct Marketing Retail - 0.36%
Farfetch Ltd., Class AA	249,845	1,788,890

Multiline Retail - 1.83%
Dollar Tree, Inc.A	57,567	8,971,817

Specialty Retail - 5.29%
Burlington Stores, Inc.A	32,034	4,363,992
Five Below, Inc.A	29,379	3,332,460
Floor & Decor Holdings, Inc., Class AA	36,415	2,292,688
Ross Stores, Inc.	65,922	4,629,702
Tractor Supply Co.	18,124	3,513,338
Ulta Beauty, Inc.A	20,238	7,801,344

		25,933,524

Textiles, Apparel & Luxury Goods - 0.94%
Lululemon Athletica, Inc.A	16,853	4,594,296

Total Consumer Discretionary		62,690,352

Consumer Staples - 2.76%

Beverages - 2.76%
Brown-Forman Corp., Class B	86,943	6,099,921
Monster Beverage Corp.A	80,120	7,427,124

		13,527,045

Total Consumer Staples		13,527,045

Energy - 4.16%

Energy Equipment & Services - 0.70%
Baker Hughes Co.	118,144	3,410,817

See accompanying notes

10

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 100.17% (continued)

Energy - 4.16% (continued)

Oil, Gas & Consumable Fuels - 3.46%
Coterra Energy, Inc.	233,539	$6,022,971
Pioneer Natural Resources Co.	32,610	7,274,639
Southwestern Energy Co.A	589,436	3,683,975

		16,981,585

Total Energy		20,392,402

Financials - 7.64%

Banks - 2.38%
Signature Bank	28,823	5,165,370
SVB Financial GroupA	16,483	6,510,620

		11,675,990

Capital Markets - 3.34%
MarketAxess Holdings, Inc.	28,641	7,332,383
Tradeweb Markets, Inc., Class A	132,437	9,038,825

		16,371,208

Consumer Finance - 0.79%
FirstCash Holdings, Inc.	56,005	3,892,907

Insurance - 1.13%
Ryan Specialty Holdings, Inc.A	141,094	5,529,474

Total Financials		37,469,579

Health Care - 19.95%

Biotechnology - 1.57%
Exelixis, Inc.A	370,479	7,713,373

Health Care Equipment & Supplies - 8.31%
ABIOMED, Inc.A	15,225	3,768,340
Dexcom, Inc.A	87,018	6,485,452
Hologic, Inc.A	87,524	6,065,413
IDEXX Laboratories, Inc.A	17,354	6,086,568
Insulet Corp.A	20,119	4,384,735
Intuitive Surgical, Inc.A	8,135	1,632,776
ResMed, Inc.	44,496	9,327,696
Tandem Diabetes Care, Inc.A	50,344	2,979,861

		40,730,841

Health Care Providers & Services - 2.27%
Acadia Healthcare Co., Inc.A	85,199	5,762,008
Henry Schein, Inc.A	70,071	5,377,249

		11,139,257

Health Care Technology - 1.10%
Veeva Systems, Inc., Class AA	27,089	5,364,705

Life Sciences Tools & Services - 6.02%
Azenta, Inc.	52,048	3,752,661
Bio-Techne Corp.	18,983	6,580,267
ICON PLCA	56,186	12,175,506
Illumina, Inc.A	16,920	3,119,371
Repligen Corp.A	23,906	3,882,335

		29,510,140

See accompanying notes

11

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 100.17% (continued)

Health Care - 19.95% (continued)

Pharmaceuticals - 0.68%
Pacira BioSciences, Inc.A	57,133	$3,330,854

Total Health Care		97,789,170

Industrials - 11.29%

Aerospace & Defense - 2.32%
Axon Enterprise, Inc.A	37,654	3,508,223
HEICO Corp., Class A	48,707	5,132,744
L3Harris Technologies, Inc.	11,332	2,738,944

		11,379,911

Commercial Services & Supplies - 1.97%
Copart, Inc.A	88,956	9,665,959

Electrical Equipment - 1.13%
Rockwell Automation, Inc.	27,713	5,523,478

Machinery - 1.07%
Kornit Digital Ltd.A	27,717	878,629
RBC Bearings, Inc.A	23,505	4,347,250

		5,225,879

Professional Services - 2.82%
CoStar Group, Inc.A	87,018	5,256,757
Verisk Analytics, Inc.	49,384	8,547,877

		13,804,634

Road & Rail - 0.94%
JB Hunt Transport Services, Inc.	29,165	4,592,613

Trading Companies & Distributors - 1.04%
Fastenal Co.	102,557	5,119,645

Total Industrials		55,312,119

Information Technology - 33.04%

Communications Equipment - 0.92%
Ciena Corp.A	98,120	4,484,084

Electronic Equipment, Instruments & Components - 2.98%
Cognex Corp.	95,098	4,043,567
Keysight Technologies, Inc.A	46,592	6,422,707
National Instruments Corp.	133,157	4,158,493

		14,624,767

IT Services - 2.49%
Globant SAA	21,351	3,715,074
Toast, Inc., Class AA	194,182	2,512,715
WEX, Inc.A	38,485	5,986,727

		12,214,516

Semiconductors & Semiconductor Equipment - 4.11%
KLA Corp.	12,589	4,016,898
Microchip Technology, Inc.	140,836	8,179,755
NXP Semiconductors NV	31,794	4,706,466
Teradyne, Inc.	36,161	3,238,217

		20,141,336

See accompanying notes

12

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 100.17% (continued)

Information Technology - 33.04% (continued)

Software - 22.54%
ANSYS, Inc.A	17,092	$4,089,945
Aspen Technology, Inc.A	21,470	3,943,610
Autodesk, Inc.A	31,781	5,465,061
Cadence Design Systems, Inc.A	90,963	13,647,179
Coupa Software, Inc.A	25,989	1,483,972
Crowdstrike Holdings, Inc., Class AA	9,860	1,662,002
Dropbox, Inc., Class AA	172,673	3,624,406
Envestnet, Inc.A	87,013	4,591,676
Five9, Inc.A	55,622	5,069,389
Fortinet, Inc.A	186,317	10,541,816
Guidewire Software, Inc.A	59,648	4,234,411
Manhattan Associates, Inc.A	51,876	5,944,990
Nice Ltd., ADRA B	22,949	4,416,535
Palo Alto Networks, Inc.A	22,956	11,338,887
PTC, Inc.A	50,856	5,408,027
Rapid7, Inc.A	37,021	2,473,003
RingCentral, Inc., Class AA	27,148	1,418,754
Roper Technologies, Inc.	12,431	4,905,894
Splunk, Inc.A	45,773	4,049,079
Tyler Technologies, Inc.A	19,711	6,553,513
UiPath, Inc., Class AA	185,353	3,371,571
Unity Software, Inc.A B	61,635	2,269,401

		110,503,121

Total Information Technology		161,967,824

Total Common Stocks (Cost $471,490,958)		490,996,781

TOTAL INVESTMENTS - 100.17% (Cost $471,490,958)		490,996,781
LIABILITIES, NET OF OTHER ASSETS - (0.17%)		(838,041)

TOTAL NET ASSETS - 100.00%		$490,158,740

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2022 (Note 9).

ADR - American Depositary Receipt.

PLC- Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

Stephens Mid-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$490,996,781	$-	$-	$490,996,781

Total Investments in Securities - Assets	$490,996,781	$-	$-	$490,996,781

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

13

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.88%

Consumer Discretionary - 8.13%

Auto Components - 0.58%
Fox Factory Holding Corp.A	22,272	$1,793,787

Diversified Consumer Services - 0.93%
Bright Horizons Family Solutions, Inc.A	33,805	2,857,198

Hotels, Restaurants & Leisure - 2.84%
Papa John’s International, Inc.	60,092	5,018,884
Wingstop, Inc.	50,231	3,755,772

		8,774,656

Internet & Direct Marketing Retail - 1.42%
aka Brands Holding Corp.A	415,102	1,145,682
Farfetch Ltd., Class AA	93,977	672,875
Revolve Group, Inc.A B	98,718	2,557,783

		4,376,340

Specialty Retail - 2.36%
Floor & Decor Holdings, Inc., Class AA	36,597	2,304,147
Leslie’s, Inc.A B	232,653	3,531,673
Sportsman’s Warehouse Holdings, Inc.A	151,143	1,449,461

		7,285,281

Total Consumer Discretionary		25,087,262

Consumer Staples - 7.82%

Beverages - 3.26%
Celsius Holdings, Inc.A B	39,950	2,607,137
MGP Ingredients, Inc.B	74,504	7,457,105

		10,064,242

Food & Staples Retailing - 2.03%
Chefs’ Warehouse, Inc.A	161,093	6,264,907

Food Products - 1.41%
Mission Produce, Inc.A B	305,628	4,355,199

Personal Products - 1.12%
BellRing Brands, Inc.A	138,866	3,456,375

Total Consumer Staples		24,140,723

Energy - 4.53%

Energy Equipment & Services - 0.93%
Cactus, Inc., Class A	71,460	2,877,694

Oil, Gas & Consumable Fuels - 3.60%
Magnolia Oil & Gas Corp., Class A	169,450	3,556,755
Southwestern Energy Co.A	306,138	1,913,363
Viper Energy Partners LP	211,151	5,633,509

		11,103,627

Total Energy		13,981,321

Financials - 9.15%

Banks - 0.70%
Silvergate Capital Corp., Class AA	40,416	2,163,468

Capital Markets - 1.54%
MarketAxess Holdings, Inc.	6,955	1,780,549

See accompanying notes

14

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.88% (continued)

Financials - 9.15% (continued)

Capital Markets - 1.54% (continued)
Piper Sandler Cos.	26,180	$2,967,765

		4,748,314

Consumer Finance - 4.34%
Encore Capital Group, Inc.A	28,581	1,651,125
EZCORP, Inc., Class AA	386,728	2,904,327
FirstCash Holdings, Inc.	66,957	4,654,181
PRA Group, Inc.A	115,242	4,190,199

		13,399,832

Insurance - 2.57%
Palomar Holdings, Inc.A	70,615	4,547,606
Ryan Specialty Holdings, Inc.A	86,435	3,387,388

		7,934,994

Total Financials		28,246,608

Health Care - 25.44%

Biotechnology - 3.95%
Exelixis, Inc.A	231,660	4,823,161
Halozyme Therapeutics, Inc.A	96,845	4,261,180
Ligand Pharmaceuticals, Inc.A	34,704	3,096,291

		12,180,632

Health Care Equipment & Supplies - 6.25%
BioLife Solutions, Inc.A	50,697	700,126
Insulet Corp.A	9,822	2,140,607
iRhythm Technologies, Inc.A	21,944	2,370,610
Neogen Corp.A	87,461	2,106,935
NuVasive, Inc.A	53,936	2,651,494
Omnicell, Inc.A	50,732	5,770,765
Tandem Diabetes Care, Inc.A	59,753	3,536,780

		19,277,317

Health Care Providers & Services - 3.82%
Acadia Healthcare Co., Inc.A	97,154	6,570,525
HealthEquity, Inc.A	84,804	5,206,118

		11,776,643

Health Care Technology - 1.30%
HealthStream, Inc.A	99,253	2,154,783
Schrodinger, Inc.A	70,894	1,872,310

		4,027,093

Life Sciences Tools & Services - 7.47%
Alpha Teknova, Inc.A	73,236	615,182
Azenta, Inc.	51,935	3,744,513
Bio-Techne Corp.	11,568	4,009,932
ICON PLCA	22,573	4,891,569
Medpace Holdings, Inc.A	17,461	2,613,388
Repligen Corp.A	32,693	5,309,343
Syneos Health, Inc.A	26,217	1,879,235

		23,063,162

Pharmaceuticals - 2.65%
Pacira BioSciences, Inc.A	79,394	4,628,670

See accompanying notes

15

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.88% (continued)

Health Care - 25.44% (continued)

Pharmaceuticals - 2.65% (continued)
Supernus Pharmaceuticals, Inc.A	123,000	$3,557,160

		8,185,830

Total Health Care		78,510,677

Industrials - 15.09%

Aerospace & Defense - 4.92%
AeroVironment, Inc.A	56,962	4,682,276
Axon Enterprise, Inc.A	35,429	3,300,920
HEICO Corp., Class A	31,169	3,284,589
Kratos Defense & Security Solutions, Inc.A	179,437	2,490,586
RADA Electronic Industries Ltd.A B	154,724	1,429,650

		15,188,021

Air Freight & Logistics - 0.89%
Hub Group, Inc., Class AA	38,631	2,740,483

Building Products - 1.51%
AZEK Co., Inc.A	84,138	1,408,470
Trex Co., Inc.A	59,621	3,244,575

		4,653,045

Commercial Services & Supplies - 0.96%
Montrose Environmental Group, Inc.A B	87,402	2,950,692

Construction & Engineering - 0.90%
Ameresco, Inc., Class AA B	61,365	2,795,789

Machinery - 3.78%
Chart Industries, Inc.A B	13,215	2,211,927
Hydrofarm Holdings Group, Inc.A B	75,644	263,241
Kornit Digital Ltd.A B	58,227	1,845,796
Lindsay Corp.	21,135	2,807,151
RBC Bearings, Inc.A	24,475	4,526,651

		11,654,766

Professional Services - 0.97%
ICF International, Inc.	31,416	2,984,520

Trading Companies & Distributors - 1.16%
SiteOne Landscape Supply, Inc.A	30,267	3,597,838

Total Industrials		46,565,154

Information Technology - 26.54%

Electronic Equipment, Instruments & Components - 1.95%
Cognex Corp.	42,212	1,794,854
National Instruments Corp.	78,287	2,444,903
nLight, Inc.A	174,154	1,779,854

		6,019,611

IT Services - 4.04%
Globant SAA	29,257	5,090,718
Maximus, Inc.	50,728	3,171,007
Toast, Inc., Class AA	58,375	755,373
WEX, Inc.A	22,144	3,444,721

		12,461,819

See accompanying notes

16

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.88% (continued)

Information Technology - 26.54% (continued)

Semiconductors & Semiconductor Equipment - 5.16%
Ambarella, Inc.A	19,971	$1,307,302
Lattice Semiconductor Corp.A	29,696	1,440,256
Onto Innovation, Inc.A	42,982	2,997,565
Power Integrations, Inc.	37,614	2,821,426
Semtech Corp.A	59,138	3,250,816
Silicon Laboratories, Inc.A	29,316	4,110,689

		15,928,054

Software - 15.39%
Aspen Technology, Inc.A	7,600	1,395,968
Box, Inc., Class AA	63,371	1,593,147
CyberArk Software Ltd.A	37,311	4,774,316
Descartes Systems Group, Inc.A	32,139	1,994,546
Envestnet, Inc.A	73,535	3,880,442
Five9, Inc.A	20,468	1,865,454
Guidewire Software, Inc.A	13,310	944,877
Manhattan Associates, Inc.A	53,386	6,118,036
Ping Identity Holding Corp.A	158,102	2,867,970
PROS Holdings, Inc.A	109,567	2,873,942
Q2 Holdings, Inc.A	61,159	2,358,903
Qualys, Inc.A	31,288	3,946,668
Rapid7, Inc.A	45,719	3,054,029
SPS Commerce, Inc.A	51,985	5,876,904
Tyler Technologies, Inc.A	3,410	1,133,757
Varonis Systems, Inc.A	96,917	2,841,606

		47,520,565

Total Information Technology		81,930,049

Materials - 1.18%

Chemicals - 1.18%
Balchem Corp.	28,020	3,635,315

Total Common Stocks (Cost $240,670,403)		302,097,109

SHORT-TERM INVESTMENTS - 1.91% (Cost $5,905,242)

Investment Companies - 1.91%
American Beacon U.S. Government Money Market Select Fund, 1.14%C D	5,905,242	5,905,242

TOTAL INVESTMENTS - 99.79% (Cost $246,575,645)		308,002,351
OTHER ASSETS, NET OF LIABILITIES - 0.21%		653,258

TOTAL NET ASSETS - 100.00%		$308,655,609

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2022 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

LP - Limited Partnership.

PLC - Public Limited Company.

See accompanying notes

17

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2022 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2022, the investments were classified as described below:

Stephens Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$302,097,109	$-	$-	$302,097,109
Short-Term Investments	5,905,242		-	5,905,242

Total Investments in Securities - Assets	$308,002,351	$-	$-	$308,002,351

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended June 30, 2022, there were no transfers into or out of Level 3.

See accompanying notes

18

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2022 (Unaudited)

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$490,996,781	$302,097,109
Investments in affiliated securities, at fair value‡	–	5,905,242
Dividends and interest receivable	46,640	10,597
Receivable for investments sold	7,637,627	257,742
Receivable for fund shares sold	463,941	873,730
Receivable for expense reimbursement (Note 2)	–	18,250
Prepaid expenses	64,402	63,027

Total assets	499,209,391	309,225,697

Liabilities:
Payable for investments purchased	525,380	–
Payable for fund shares redeemed	1,884,550	213,084
Payable for expense recoupment (Note 2)	10,923	–
Dividends and interest expense payable	6,149,076	–
Management and sub-advisory fees payable (Note 2)	347,423	241,267
Service fees payable (Note 2)	8,931	16,214
Transfer agent fees payable (Note 2)	13,482	9,932
Custody and fund accounting fees payable	41,071	33,195
Professional fees payable	30,853	32,965
Payable for prospectus and shareholder reports	36,022	21,982
Other liabilities	2,940	1,449

Total liabilities	9,050,651	570,088

Net assets	$490,158,740	$308,655,609

Analysis of net assets:
Paid-in-capital	$461,062,647	$222,186,316
Total distributable earnings (deficits)A	29,096,093	86,469,293

Net assets	$490,158,740	$308,655,609

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	14,071,876	13,513,254

Y Class	1,626,117	2,960,727

Investor Class	1,140,093	3,259,604

A Class	234,652	2,107,354

C Class	88,298	34,478

R6 Class	878,431	2,935,653

Net assets:
R5 Class	$388,823,327	$174,528,709

Y Class	$44,474,835	$37,669,574

Investor Class	$25,559,481	$35,606,121

A Class	$5,227,944	$22,552,679

C Class	$1,775,267	$308,931

R6 Class	$24,297,886	$37,989,595

Net asset value, offering and redemption price per share:
R5 Class	$27.63	$12.92

Y Class	$27.35	$12.72

Investor Class	$22.42	$10.92

A Class	$22.28	$10.70

A Class (offering price)	$23.64	$11.35

C Class	$20.11	$8.96

R6 Class	$27.66	$12.94

† Cost of investments in unaffiliated securities	$471,490,958	$240,670,403
‡ Cost of investments in affiliated securities	$–	$5,905,242
§ Fair value of securities on loan	$5,525,946	$20,020,572

A    The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

19

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2022 (Unaudited)

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$1,871,578	A	$855,915	B
Dividend income from affiliated securities (Note 2)	6,886		4,939
Income derived from securities lending (Note 8)	22,577		10,057

Total investment income	1,901,041		870,911

Expenses:
Management and sub-advisory fees (Note 2)	2,502,142		1,673,336
Transfer agent fees:
R5 Class (Note 2)	35,725		38,654
Y Class (Note 2)	34,259		20,324
Investor Class	1,150		2,140
A Class	206		257
C Class	124		40
R6 Class	907		352
Custody and fund accounting fees	50,858		34,151
Professional fees	40,747		34,487
Registration fees and expenses	49,636		52,518
Service fees (Note 2):
Investor Class	43,520		70,222
A Class	2,299		11,969
C Class	801		189
Distribution fees (Note 2):
A Class	7,638		29,955
C Class	11,715		2,093
Prospectus and shareholder report expenses	18,074		10,129
Trustee fees (Note 2)	25,175		14,402
Loan expense (Note 9)	2,784		911
Other expenses	55,785		17,443

Total expenses	2,883,545		2,013,572

Net fees waived and expenses (reimbursed) (Note 2)	(16,578)		(113,374)

Net expenses	2,866,967		1,900,198

Net investment (loss)	(965,926)		(1,029,287)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesC	(4,347)		15,916,786
Change in net unrealized (depreciation) of:
Investments in unaffiliated securitiesD	(233,241,981)		(144,714,928)

Net (loss) from investments	(233,246,328)		(128,798,142)

Net (decrease) in net assets resulting from operations	$(234,212,254)		$(129,827,429)

† Foreign taxes	$8,911		$–

A Includes significant dividends from two issuers of $465,312.

B Includes significant dividends from three issuers of $536,234.

C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.

D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

20

American Beacon FundsSM

Statements of Changes in Net Assets

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Six Months Ended June 30, 2022	Year Ended December 31, 2021	Six Months Ended June 30, 2022	Year Ended December 31, 2021
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(965,926)	$(4,106,270)	$(1,029,287)	$(3,787,671)
Net realized gain (loss) from investments in unaffiliated securities	(4,347)	55,417,923	15,916,786	83,083,093
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	(233,241,981)	35,579,930	(144,714,928)	(21,463,461)

Net increase (decrease) in net assets resulting from operations	(234,212,254)	86,891,583	(129,827,429)	57,831,961

Distributions to shareholders:
Total retained earnings:
R5 Class	-	(35,903,414)	-	(48,200,672)
Y Class	-	(4,933,630)	-	(9,740,825)
Investor Class	-	(1,192,798)	-	(15,364,561)
A Class	-	(514,914)	-	(1,415,395)
C Class	-	(231,787)	(22)	(129,727)
R6 Class	-	(3,068,283)	-	(3,598,004)

Net distributions to shareholders	-	(45,844,826)	(22)	(78,449,184)

Capital share transactions (Note 10):
Proceeds from sales of shares	102,963,959	278,153,892	103,472,242	82,416,657
Reinvestment of dividends and distributions	-	27,287,971	22	75,121,961
Cost of shares redeemed	(156,328,661)	(179,888,403)	(109,482,597)	(115,642,463)

Net increase (decrease) in net assets from capital share transactions	(53,364,702)	125,553,460	(6,010,333)	41,896,155

Net increase (decrease) in net assets	(287,576,956)	166,600,217	(135,837,784)	21,278,932

Net assets:
Beginning of period	777,735,696	611,135,479	444,493,393	423,214,461

End of period	$490,158,740	$777,735,696	$308,655,609	$444,493,393

See accompanying notes

21

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of June 30, 2022, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

22

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

23

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with Stephens Investment Management Group LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on each Fund’s average daily net assets according to the following schedule:

Stephens Mid-Cap Growth

All assets	0.45%

Stephens Small Cap Growth

First $200 million	0.65%
Over $200 million	0.55%

24

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2022 were as follows:

Stephens Mid-Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,096,097
Sub-Advisor Fees	0.45%	1,406,045

Total	0.80%	$2,502,142

Stephens Small Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$632,138
Sub-Advisor Fees	0.57%	1,041,198

Total	0.92%	$1,673,336

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the period ended June 30, 2022, the Manager received securities lending fees of $2,452 and $1,306 for the securities lending activities of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily

25

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended June 30, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$58,829
Stephens Small Cap Growth	53,421

As of June 30, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$8,742
Stephens Small Cap Growth	7,144

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a June 30, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2022 Fair Value
U.S. Government Money Market Select	Direct	Stephens Mid-Cap Growth	$-	$-	$-	$6,886	$-
U.S. Government Money Market Select	Direct	Stephens Small-Cap Growth	5,905,242	-	-	4,939	5,905,242

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2022, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Stephens Mid-Cap Growth	$6,552	$87	$6,639
Stephens Small Cap Growth	2,652	240	2,892

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund,

26

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended June 30, 2022, the Stephens Mid-Cap Growth Fund borrowed on average $6,284,176 for 5 days at an average interest rate of 1.77% with interest charges of $1,436 and the Stephens Small Cap Growth Fund borrowed on average $659,524 for 5 days at an average interest rate of 1.44% with interest charges of $111. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through April 30, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the period ended June 30, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/2022 – 4/30/2022	5/1/2022 – 6/30/2022	Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	R5	0.89%	0.89%	$9,102	$(26,739	)*	2025
Stephens Mid-Cap Growth	Y	0.95%	0.95%	7,383	-		2025
Stephens Mid-Cap Growth	Investor	1.15%	N/A	-	-		2025
Stephens Mid-Cap Growth	A	1.20%	N/A	-	-		2025
Stephens Mid-Cap Growth	C	1.94%	1.94%	88	(4	)*	2025
Stephens Mid-Cap Growth	R6	0.88%	N/A	5	(2,903	)*	2025
Stephens Small Cap Growth	R5	0.99%	0.99%	67,276	-		2025
Stephens Small Cap Growth	Y	1.05%	1.05%	13,106	-		2025
Stephens Small Cap Growth	Investor	1.30%	1.30%	10,030	(1,342	)*	2025
Stephens Small Cap Growth	A	1.28%	1.28%	11,031	-		2025
Stephens Small Cap Growth	C	2.06%	2.06%	159	(19	)*	2025
Stephens Small Cap Growth	R6	0.96%	0.96%	11,772	-		2025

* These amounts represent Recouped Expenses from prior fiscal years and are reflected in Other expenses on the Statements of Operations.

Of the above amounts, $10,923 was disclosed as a Payable for expense recoupment on the Statements of Assets and Liabilities at June 30, 2022 for the Stephens Mid-Cap Growth Fund and $18,250 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at June 30, 2022 for the Stephens Small Cap Growth Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025. The

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	$27,947	$52,845	$57,717	2022
Stephens Mid-Cap Growth	1,695	81,353	-	2023
Stephens Mid-Cap Growth	4	58,837	-	2024
Stephens Small Cap Growth	-	6,151	-	2022
Stephens Small Cap Growth	1,342	209,816	-	2023
Stephens Small Cap Growth	19	206,042	-	2024

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended June 30, 2022, RID collected $1,631 and $76 for Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively, from the sale of A Class Shares.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the period ended June 30, 2022, there were no CDSC fees collected for the A Class Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the period ended June 30, 2022, there were no CDSC fees collected for the C Class Shares of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships/Master Limited Partnerships (“MLPs”)

The Funds may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Funds invest in an MLP as a limited partner and normally would not be liable for the debts of an MLP beyond the amount a Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, real estate investment trusts (“REITs”), depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Funds may be increased.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests significantly in the information technology sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in order to obtain additional income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity.

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2021 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of June 30, 2022, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stephens Mid-Cap Growth	$473,875,842	$96,770,406	$(79,649,467)	$17,120,939
Stephens Small Cap Growth	249,572,495	86,432,008	(28,002,152)	58,429,856

For federal income tax purposes, the Funds measure their capital loss carryforwards annually at December 31, their fiscal year end. Capital loss carryforwards retain their character as short-term and/or long-term and may be carried forward and applied against future realized capital gains with no expiration date.

As of December 31, 2021, the Funds did not have any capital loss carryforwards.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended June 30, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Stephens Mid-Cap Growth	$ 76,045,905	$118,651,752
Stephens Small Cap Growth	67,710,595	77,729,470

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2022 were as follows:

Fund	Type of Transaction	December 31, 2021 Shares/Fair Value	Purchases	Sales	June 30, 2022 Shares/Fair Value
Stephens Mid-Cap Growth	Direct	$7,961,825	$73,742,681	$81,704,506	$-
Stephens Mid-Cap Growth	Securities Lending	-	7,079,313	7,079,313	-
Stephens Small Cap Growth	Direct	2,727,123	67,433,175	64,255,056	5,905,242
Stephens Small Cap Growth	Securities Lending	-	5,451,927	5,451,927	-

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at

35

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2022, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Stephens Mid-Cap Growth	$5,525,946	$–	$5,867,108	$5,867,108
Stephens Small Cap Growth	20,020,572	–	20,312,663	20,312,663

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

9.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”)

36

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended June 30, 2022, the Funds did not utilize these facilities.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,249,246	$74,022,665	5,801,352	$228,110,298
Reinvestment of dividends	–	–	452,384	17,805,838
Shares redeemed	(3,508,410)	(112,622,237)	(3,562,517)	(143,371,174)

Net increase (decrease) in shares outstanding	(1,259,164)	$(38,599,572)	2,691,219	$102,544,962

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	107,168	$3,451,493	569,170	$22,212,416
Reinvestment of dividends	–	–	121,659	4,741,069
Shares redeemed	(581,186)	(17,388,078)	(441,968)	(17,308,176)

Net increase (decrease) in shares outstanding	(474,018)	$(13,936,585)	248,861	$9,645,309

	Investor Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	765,838	$22,171,163	75,821	$2,425,074
Reinvestment of dividends	–	–	29,031	928,402
Shares redeemed	(149,046)	(3,812,912)	(134,847)	(4,332,549)

Net increase (decrease) in shares outstanding	616,792	$18,358,251	(29,995)	$(979,073)

37

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

	A Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	18,738	$501,253	22,100	$718,332
Reinvestment of dividends	–	–	16,167	513,934
Shares redeemed	(13,759)	(356,257)	(72,739)	(2,390,878)

Net increase (decrease) in shares outstanding	4,979	$144,996	(34,472)	$(1,158,612)

	C Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,123	$56,146	13,954	$424,290
Reinvestment of dividends	–	–	8,002	230,445
Shares redeemed	(15,847)	(363,088)	(29,217)	(856,963)

Net (decrease) in shares outstanding	(13,724)	$(306,942)	(7,261)	$(202,228)

	R6 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	86,186	$2,761,239	616,251	$24,263,482
Reinvestment of dividends	–	–	77,875	3,068,283
Shares redeemed	(602,238)	(21,786,089)	(290,953)	(11,628,663)

Net increase (decrease) in shares outstanding	(516,052)	$(19,024,850)	403,173	$15,703,102

	R5 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,621,355	$38,139,487	2,620,716	$54,758,727
Reinvestment of dividends	–	–	2,499,098	45,183,694
Shares redeemed	(4,432,927)	(67,680,733)	(3,386,664)	(69,375,236)

Net increase (decrease) in shares outstanding	(1,811,572)	$(29,541,246)	1,733,150	$30,567,185

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	495,523	$7,213,926	590,953	$12,386,889
Reinvestment of dividends	–	–	546,138	9,732,183
Shares redeemed	(630,149)	(9,039,165)	(1,104,555)	(22,328,607)

Net increase (decrease) in shares outstanding	(134,626)	$(1,825,239)	32,536	$(209,535)

	Investor Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	219,232	$2,825,187	634,552	$11,525,869
Reinvestment of dividends	–	–	984,371	15,080,561
Shares redeemed	(2,035,512)	(28,030,824)	(1,200,101)	(21,603,622)

Net increase (decrease) in shares outstanding	(1,816,280)	$(25,205,637)	418,822	$5,002,808

38

American Beacon FundsSM

Notes to Financial Statements

June 30, 2022 (Unaudited)

	A Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,792,272	$24,470,191	18,481	$323,049
Reinvestment of dividends	-	-	93,124	1,397,792
Shares redeemed	(158,954)	(1,959,096)	(33,761)	(597,978)

Net increase in shares outstanding	1,633,318	$22,511,095	77,844	$1,122,863

	C Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,544	$22,354	2,959	$46,299
Reinvestment of dividends	416	22	9,865	129,727
Shares redeemed	(11,321)	(117,213)	(15,117)	(236,046)

Net (decrease) in shares outstanding	(9,361)	$(94,837)	(2,293)	$(60,020)

	R6 Class
	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	(unaudited)
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,938,816	$30,801,097	163,626	$3,375,824
Reinvestment of dividends	-	-	198,565	3,598,004
Shares redeemed	(176,311)	(2,655,566)	(71,914)	(1,500,974)

Net increase in shares outstanding	1,762,505	$28,145,531	290,277	$5,472,854

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

39

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021	2020	2019		2018		2017

	(unaudited)
Net asset value, beginning of period	$39.90		$37.67	$27.17	$21.23		$22.45		$18.29

Income (loss) from investment operations:
Net investment (loss)	(0.09	)B	(0.14)	(0.07)	(0.12	)C	(0.12	)C	(0.07)
Net gains (losses) on investments (both realized and unrealized)	(12.18)		4.80	11.02	6.87		0.57		5.26

Total income (loss) from investment operations	(12.27)		4.66	10.95	6.75		0.45		5.19

Less distributions:
Dividends from net investment income	-		-	-	-		-		-
Distributions from net realized gains	-		(2.43)	(0.45)	(0.81)		(1.67)		(1.03)

Total distributions	-		(2.43)	(0.45)	(0.81)		(1.67)		(1.03)

Net asset value, end of period	$27.63		$39.90	$37.67	$27.17		$21.23		$22.45

Total returnD	(30.75	)%E	12.46%	40.30%	31.79%		2.20%		28.38%

Ratios and supplemental data:
Net assets, end of period	$388,823,327		$611,720,453	$476,150,642	$278,175,115		$74,603,963		$60,933,913
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.89	%F	0.90%	0.91%	0.96%		1.04%		1.07%
Expenses, net of reimbursements and/or recoupments	0.89	%F	0.89%	0.89%	0.89%		0.94	%G	0.99%
Net investment (loss), before expense reimbursements and/or recoupments	(0.28	)%B F	(0.54)%	(0.52)%	(0.52)%		(0.60)%		(0.36)%
Net investment (loss), net of reimbursements and/or recoupments	(0.28	)%B F	(0.53)%	(0.50)%	(0.45)%		(0.50)%		(0.28)%
Portfolio turnover rate	12	%E	28%	22%	15%		38%		24%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Net investment income includes significant dividend payments from Pioneer Natural Resources Co. and Wingstop, Inc. amounting to $0.0245.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

40

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021	2020		2019		2018		2017

	(unaudited)
Net asset value, beginning of period	$39.51		$37.34	$26.95		$21.09		$22.34		$18.22

Income (loss) from investment operations:
Net investment income (loss)	(0.20	)A	(0.20)	(0.04)		(0.14	)B	(0.15	)B	0.12
Net gains (losses) on investments (both realized and unrealized)	(11.96)		4.80	10.88		6.81		0.57		5.03

Total income (loss) from investment operations	(12.16)		4.60	10.84		6.67		0.42		5.15

Less distributions:
Dividends from net investment income	-		-	-		-		-		-
Distributions from net realized gains	-		(2.43)	(0.45)		(0.81)		(1.67)		(1.03)

Total distributions	-		(2.43)	(0.45)		(0.81)		(1.67)		(1.03)

Net asset value, end of period	$27.35		$39.51	$37.34		$26.95		$21.09		$22.34

Total returnC	(30.78	)%D	12.41%	40.22%		31.62%		2.08%		28.27%

Ratios and supplemental data:
Net assets, end of period	$44,474,835		$82,970,930	$69,132,838		$30,544,300		$10,252,661		$5,639,207
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.97	%E	0.97%	1.00%		1.01%		1.08%		1.11%
Expenses, net of reimbursements and/or recoupments	0.95	%E	0.95%	0.96	%F	0.99%		1.03	%G	1.09%
Net investment (loss), before expense reimbursements and/or recoupments	(0.36	)%A E	(0.64)%	(0.61)%		(0.57)%		(0.64)%		(0.42)%
Net investment (loss), net of reimbursements and/or recoupments	(0.34	)%A E	(0.62)%	(0.57)%		(0.55)%		(0.59)%		(0.40)%
Portfolio turnover rate	12	%D	28%	22%		15%		38%		24%

A	Net investment income includes significant dividend payments from Pioneer Natural Resources Co. and Wingstop, Inc. amounting to $0.0208.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

41

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021	2020		2019	2018		2017

	(unaudited)
Net asset value, beginning of period	$32.42		$31.09	$22.56		$17.80	$19.15		$15.77

Income (loss) from investment operations:
Net investment (loss)	(0.07	)A B	(0.41)	(0.61)		(0.55)	(0.12)		(0.21)
Net gains (losses) on investments (both realized and unrealized)	(9.93)		4.17	9.59		6.12	0.44		4.62

Total income (loss) from investment operations	(10.00)		3.76	8.98		5.57	0.32		4.41

Less distributions:
Dividends from net investment income	-		-	-		-	-		-
Distributions from net realized gains	-		(2.43)	(0.45)		(0.81)	(1.67)		(1.03)

Total distributions	-		(2.43)	(0.45)		(0.81)	(1.67)		(1.03)

Net asset value, end of period	$22.42		$32.42	$31.09		$22.56	$17.80		$19.15

Total returnC	(30.85	)%D	12.20%	39.80%		31.28%	1.91%		27.97%

Ratios and supplemental data:
Net assets, end of period	$25,559,481		$16,964,278	$17,203,402		$14,802,058	$14,330,547		$14,749,984
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.18	%E	1.14%	1.23	%F	1.28%	1.28%		1.29%
Expenses, net of reimbursements and/or recoupments	1.18	%E	1.14%	1.23%		1.25%	1.25	%G	1.29%
Net investment (loss), before expense reimbursements and/or recoupments	(0.53	)%A E	(0.79)%	(0.85)%		(0.84)%	(0.86)%		(0.58)%
Net investment (loss), net of reimbursements and/or recoupments	(0.53	)%A E	(0.79)%	(0.85)%		(0.81)%	(0.83)%		(0.58)%
Portfolio turnover rate	12	%D	28%	22%		15%	38%		24%

A	Net investment income includes significant dividend payments from Pioneer Natural Resources Co. and Wingstop, Inc. amounting to $0.0216.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

42

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021	2020		2019	2018		2017

	(unaudited)
Net asset value, beginning of period	$32.22		$30.92	$22.43		$17.71	$19.08		$15.72

Income (loss) from investment operations:
Net investment (loss)	(0.08	)A B	(0.80)	(0.49)		(1.94)	(0.24)		(0.28)
Net gains (losses) on investments (both realized and unrealized)	(9.86)		4.53	9.43		7.47	0.54		4.67

Total income (loss) from investment operations	(9.94)		3.73	8.94		5.53	0.30		4.39

Less distributions:
Dividends from net investment income	-		-	-		-	-		-
Distributions from net realized gains	-		(2.43)	(0.45)		(0.81)	(1.67)		(1.03)

Total distributions	-		(2.43)	(0.45)		(0.81)	(1.67)		(1.03)

Net asset value, end of period	$22.28		$32.22	$30.92		$22.43	$17.71		$19.08

Total returnC	(30.85	)%D	12.17%	39.85%		31.22%	1.81%		27.93%

Ratios and supplemental data:
Net assets, end of period	$5,227,944		$7,400,729	$8,166,847		$6,467,469	$12,293,695		$13,854,727
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.20	%E	1.14%	1.24%		1.27%	1.33%		1.39%
Expenses, net of reimbursements and/or recoupments	1.20	%E	1.13%	1.23	%F	1.29%	1.31	%G	1.39%
Net investment (loss), before expense reimbursements and/or recoupments	(0.59	)%A E	(0.75)%	(0.86)%		(0.84)%	(0.91)%		(0.67)%
Net investment (loss), net of reimbursements and/or recoupments	(0.59	)%A E	(0.74)%	(0.85)%		(0.86)%	(0.89)%		(0.67)%
Portfolio turnover rate	12	%D	28%	22%		15%	38%		24%

A	Net investment income includes significant dividend payments from Pioneer Natural Resources Co. and Wingstop, Inc. amounting to $0.0212.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

43

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021	2020	2019	2018		2017

	(unaudited)
Net asset value, beginning of period	$29.19		$28.44	$20.81	$16.59	$18.11		$15.08

Income (loss) from investment operations:
Net investment (loss)	(0.64	)A	(0.63)	(0.94)	(0.25)	(0.33	)B	(0.11)
Net gains (losses) on investments (both realized and unrealized)	(8.44)		3.81	9.02	5.28	0.48		4.17

Total income (loss) from investment operations	(9.08)		3.18	8.08	5.03	0.15		4.06

Less distributions:
Dividends from net investment income	-		-	-	-	-		-
Distributions from net realized gains	-		(2.43)	(0.45)	(0.81)	(1.67)		(1.03)

Total distributions	-		(2.43)	(0.45)	(0.81)	(1.67)		(1.03)

Net asset value, end of period	$20.11		$29.19	$28.44	$20.81	$16.59		$18.11

Total returnC	(31.11	)%D	11.29%	38.82%	30.31%	1.07%		26.93%

Ratios and supplemental data:
Net assets, end of period	$1,775,267		$2,977,572	$3,107,948	$3,193,238	$2,414,400		$1,862,472
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.95	%E	1.98%	1.96%	2.00%	2.07%		2.11%
Expenses, net of reimbursements and/or recoupments	1.94	%E	1.94%	1.94%	2.01%	2.06	%F	2.11%
Net investment (loss), before expense reimbursements and/or recoupments	(1.34	)%A E	(1.65)%	(1.57)%	(1.56)%	(1.64)%		(1.40)%
Net investment (loss), net of reimbursements and/or recoupments	(1.33	)%A E	(1.61)%	(1.55)%	(1.57)%	(1.63)%		(1.39)%
Portfolio turnover rate	12	%D	28%	22%	15%	38%		24%

A	Net investment income includes significant dividend payments from Pioneer Natural Resources Co. and Wingstop, Inc. amounting to $0.0171.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

44

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30,		Year Ended December 31,			December 31, 2018A to December 31,
	2022		2021	2020	2019	2018

	(unaudited)
Net asset value, beginning of period	$39.94		$37.70	$27.18	$21.23	$21.23

Income (loss) from investment operations:
Net investment income (loss)	(0.20	)B	(0.14)	(0.06)	(0.05)	-
Net gains (losses) on investments (both realized and unrealized)	(12.08)		4.81	11.03	6.81	-

Total income (loss) from investment operations	(12.28)		4.67	10.97	6.76	-

Less distributions:
Dividends from net investment income	-		-	-	-	-
Distributions from net realized gains	-		(2.43)	(0.45)	(0.81)	-

Total distributions	-		(2.43)	(0.45)	(0.81)	-

Net asset value, end of period	$27.66		$39.94	$37.70	$27.18	$21.23

Total returnC	(30.75	)%D	12.47%	40.36%	31.84%	0.00%

Ratios and supplemental data:
Net assets, end of period	$24,297,886		$55,701,734	$37,373,802	$17,073,112	$100,000
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.89	%E	0.88%	0.90%	0.92%	0.00%
Expenses, net of reimbursements and/or recoupments	0.89	%E	0.87%	0.84%	0.84%	0.00%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.32	)%B E	(0.50)%	(0.49)%	(0.50)%	0.00%
Net investment income (loss), net of reimbursements and/or recoupments	(0.32	)%B E	(0.49)%	(0.43)%	(0.42)%	0.00%
Portfolio turnover rate	12	%D	28%	22%	15%	38	%D

A	Class launched on December 31, 2018 and commenced operations on January 2, 2019.
B	Net investment income includes significant dividend payments from Pioneer Natural Resources Co. and Wingstop, Inc. amounting to $0.0253.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

45

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021		2020		2019		2018		2017

	(unaudited)
Net asset value, beginning of period	$18.31		$19.27		$15.40		$13.83		$19.01		$16.45

Income (loss) from investment operations:
Net investment (loss)	(0.23	)B	(0.17)	C	(0.31)	D	(0.26)		(0.33)	E	(0.23)
Net gains (losses) on investments (both realized and unrealized)	(5.16)		2.89		6.11		3.44		0.80		3.44

Total income (loss) from investment operations	(5.39)		2.72		5.80		3.18		0.47		3.21

Less distributions:
Dividends from net investment income	-		-		-		-		-		-
Distributions from net realized gains	-		(3.68)		(1.93)		(1.61)		(5.65)		(0.65)
Tax return of capital	-		-		-		-		-		0.00	F

Total distributions	-		(3.68)		(1.93)		(1.61)		(5.65)		(0.65)

Net asset value, end of period	$12.92		$18.31		$19.27		$15.40		$13.83		$19.01

Total returnG	(29.44	)%H	14.34%		37.56%		22.92%		3.26%		19.52%

Ratios and supplemental data:
Net assets, end of period	$174,528,709		$280,613,603		$261,976,294		$244,394,530		$246,845,478		$433,520,624
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.06	%I	1.04%		1.05%		1.08%		1.09%		1.08%
Expenses, net of reimbursements and/or recoupments	0.99	%I	0.99%		0.99%		1.08	%J	1.09%		1.08%
Net investment (loss), before expense reimbursements and/or recoupments	(0.59	)%B I	(0.86)%		(0.82)%		(0.83)%		(0.76)%		(0.79)%
Net investment (loss), net of reimbursements and/or recoupments	(0.52	)%B I	(0.81)%		(0.76)%		(0.83)%		(0.76)%		(0.79)%
Portfolio turnover rate	19	%H	28%		18%		20%		16%		22%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Net investment income includes significant dividend payments from Piper Sandler Cos., Viper Energy Partners LP and Wingstop, Inc. amounting to $0.0218.
C	Per share amounts have been calculated using the average shares method.
D	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0083.
E	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.36).
F	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
G

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

H	Not annualized.
I	Annualized.
J	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

46

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020		2019		2018		2017

	(unaudited)
Net asset value, beginning of period	$18.04		$19.05	$15.24		$13.72		$18.91		$16.38

Income (loss) from investment operations:
Net investment (loss)	(0.14	)A	(0.13)	(0.56	)B	(0.14	)C	(0.49	)D	(0.28)
Net gains (losses) on investments (both realized and unrealized)	(5.18)		2.80	6.30		3.27		0.95		3.46

Total income (loss) from investment operations	(5.32)		2.67	5.74		3.13		0.46		3.18

Less distributions:
Dividends from net investment income	-		-	-				-		-
Distributions from net realized gains	-		(3.68)	(1.93)		(1.61)		(5.65)		(0.65)
Tax return of capital	-		-	-		-		-		0.00	E

Total distributions	-		(3.68)	(1.93)		(1.61)		(5.65)		(0.65)

Net asset value, end of period	$12.72		$18.04	$19.05		$15.24		$13.72		$18.91

Total returnF	(29.49	)%G	14.23%	37.56%		22.74%		3.25%		19.42%

Ratios and supplemental data:
Net assets, end of period	$37,669,574		$55,841,696	$58,341,053		$59,481,096		$46,998,050		$82,072,563
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.11	%H	1.10%	1.12%		1.14%		1.15%		1.14%
Expenses, net of reimbursements and/or recoupments	1.05	%H	1.05%	1.06%		1.14	%I	1.15%		1.14%
Net investment (loss), before expense reimbursements and/or recoupments	(0.63	)%A H	(0.88)%	(0.89)%		(0.89)%		(0.83)%		(0.85)%
Net investment (loss), net of reimbursements and/or recoupments	(0.57	)%A H	(0.83)%	(0.83)%		(0.89)%		(0.83)%		(0.85)%
Portfolio turnover rate	19	%G	28%	18%		20%		16%		22%

A	Net investment income includes significant dividend payments from Piper Sandler Cos., Viper Energy Partners LP and Wingstop, Inc. amounting to $0.0215.
B	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0081.
C	Per share amounts have been calculated using the average shares method.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.52).
E	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

47

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020		2019		2018		2017

	(unaudited)
Net asset value, beginning of period	$15.51		$16.88	$13.70		$12.49		$17.77		$15.45

Income (loss) from investment operations:
Net investment (loss)	(0.98	)A	(0.04)	(0.14	)B	(0.17	)C	(0.21	)C D	(0.37)
Net gains (losses) on investments (both realized and unrealized)	(3.61)		2.35	5.25		2.99		0.58		3.34

Total income (loss) from investment operations	(4.59)		2.31	5.11		2.82		0.37		2.97

Less distributions:
Dividends from net investment income	-		-	-		-		-		-
Distributions from net realized gains	-		(3.68)	(1.93)		(1.61)		(5.65)		(0.65)
Tax return of capital	-		-	-		-		-		0.00	E

Total distributions	-		(3.68)	(1.93)		(1.61)		(5.65)		(0.65)

Net asset value, end of period	$10.92		$15.51	$16.88		$13.70		$12.49		$17.77

Total returnF	(29.59	)%G	13.93%	37.18%		22.49%		2.93%		19.23%

Ratios and supplemental data:
Net assets, end of period	$35,606,121		$78,747,464	$78,610,201		$63,799,443		$52,359,859		$51,839,469
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.35	%H	1.35%	1.39%		1.38%		1.38%		1.29%
Expenses, net of reimbursements and/or recoupments	1.30	%H	1.30%	1.31%		1.38	%I	1.38%		1.31%
Net investment (loss), before expense reimbursements and/or recoupments	(0.89	)%A H	(1.13)%	(1.15)%		(1.13)%		(1.05)%		(1.01)%
Net investment (loss), net of reimbursements and/or recoupments	(0.84	)%A H	(1.08)%	(1.07)%		(1.13)%		(1.05)%		(1.03)%
Portfolio turnover rate	19	%G	28%	18%		20%		16%		22%

A	Net investment income includes significant dividend payments from Piper Sandler Cos., Viper Energy Partners LP and Wingstop, Inc. amounting to $0.0177.
B	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0074.
C	Per share amounts have been calculated using the average shares method.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.24).
E	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

48

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021		2020		2019		2018		2017

	(unaudited)
Net asset value, beginning of period	$15.20		$16.60		$13.49		$12.32		$17.59		$15.32

Income (loss) from investment operations:
Net investment (loss)	(0.05	)A B	(0.19	)B	(0.15	)B C	(0.39)		(0.22	)B D	(0.62)
Net gains (losses) on investments (both realized and unrealized)	(4.45)		2.47		5.19		3.17		0.60		3.54

Total income (loss) from investment operations	(4.50)		2.28		5.04		2.78		0.38		2.92

Less distributions:
Dividends from net investment income	–		–		–		–		–		–
Distributions from net realized gains	–		(3.68)		(1.93)		(1.61)		(5.65)		(0.65)
Tax return of capital	–		–		–		–		–		0.00	E

Total distributions	–		(3.68)		(1.93)		(1.61)		(5.65)		(0.65)

Net asset value, end of period	$10.70		$15.20		$16.60		$13.49		$12.32		$17.59

Total returnF	(29.61	)%G	13.99%		37.25%		22.48%		3.03%		19.06%

Ratios and supplemental data:
Net assets, end of period	$22,552,679		$7,203,359		$6,575,393		$4,899,301		$5,293,719		$5,553,261
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.37	%H	1.38%		1.35%		1.37%		1.38%		1.40%
Expenses, net of reimbursements and/or recoupments	1.28	%H	1.28%		1.28%		1.37	%I	1.38%		1.40%
Net investment (loss), before expense reimbursements and/or recoupments	(0.85	)%A H	(1.18)%		(1.11)%		(1.12)%		(1.09)%		(1.11)%
Net investment (loss), net of reimbursements and/or recoupments	(0.76	)%A H	(1.08)%		(1.04)%		(1.12)%		(1.09)%		(1.11)%
Portfolio turnover rate	19	%G	28%		18%		20%		16%		22%

A	Net investment income includes significant dividend payments from Piper Sandler Cos., Viper Energy Partners LP and Wingstop, Inc. amounting to $0.0196.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0078.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.25).
E	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Not annualized.
H	Annualized.
I	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

49

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2022		Year Ended December 31,
			2021	2020		2019		2018		2017

	(unaudited)
Net asset value, beginning of period	$12.91		$14.63	$12.15		$11.31		$16.74		$14.71

Income (loss) from investment operations:
Net investment (loss)	(1.59	)A	(0.53)	(1.69	)B	(1.19)		(0.35	)C D	(1.25)
Net gains (losses) on investments (both realized and unrealized)	(2.36)		2.49	6.10		3.64		0.57		3.93

Total income (loss) from investment operations	(3.95)		1.96	4.41		2.45		0.22		2.68

Less distributions:
Dividends from net investment income	–		–	–		–		–		–
Distributions from net realized gains	–		(3.68)	(1.93)		(1.61)		(5.65)		(0.65)

Total distributions	–		(3.68)	(1.93)		(1.61)		(5.65)		(0.65)

Net asset value, end of period	$8.96		$12.91	$14.63		$12.15		$11.31		$16.74

Total returnE	(30.60	)%F	12.91%	36.16%		21.56%		2.19%		18.22%

Ratios and supplemental data:
Net assets, end of period	$308,931		$566,124	$675,112		$808,661		$1,076,006		$977,321
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.14	%G	2.24%	2.15%		2.17%		2.15%		2.14%
Expenses, net of reimbursements and/or recoupments	2.06	%G	2.06%	2.06%		2.14	%H	2.15%		2.14%
Net investment (loss), before expense reimbursements and/or recoupments	(1.67	)%A G	(2.04)%	(1.93)%		(1.92)%		(1.84)%		(1.86)%
Net investment (loss), net of reimbursements and/or recoupments	(1.59	)%A G	(1.86)%	(1.84)%		(1.89)%		(1.84)%		(1.86)%
Portfolio turnover rate	19	%F	28%	18%		20%		16%		22%

A	Net investment income includes significant dividend payments from Piper Sandler Cos., Viper Energy Partners LP and Wingstop, Inc. amounting to $0.0135.
B	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0063.
C	Per share amounts have been calculated using the average shares method.
D	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.38).
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

50

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended June 30,		Year Ended December 31,
	2022		2021	2020		2019A

	(unaudited)
Net asset value, beginning of period	$18.34		$19.30	$15.40		$16.91

Income (loss)from investment operations:
Net investment (loss)	(0.03	)B C	(0.11)	(0.08	)D	(0.01)
Net gains (losses) on investments (both realized and unrealized)	(5.37)		2.83	5.91		0.11

Total income (loss) from investment operations	(5.40)		2.72	5.83		0.10

Less distributions:
Dividends from net investment income	–		–	–		–
Distributions from net realized gains	–		(3.68)	(1.93)		(1.61)

Total distributions	–		(3.68)	(1.93)		(1.61)

Net asset value, end of period	$12.94		$18.34	$19.30		$15.40

Total returnE	(29.44	)%F	14.30%	37.76%		0.53	%F

Ratios and supplemental data:
Net assets, end of period	$37,989,595		$21,521,147	$17,036,408		$8,132,874
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.02	%G	1.01%	1.02%		1.41	%G
Expenses, net of reimbursements and/or recoupments	0.96	%G	0.96%	0.95%		0.96	%G H
Net investment (loss), before expense reimbursements and/or recoupments	(0.47	)%B G	(0.80)%	(0.76)%		(1.18	)%G
Net investment (loss), net of reimbursements and/or recoupments	(0.41	)%B G	(0.75)%	(0.69)%		(0.73	)%G
Portfolio turnover rate	19	%F	28%	18%		20	%F

A	Class launched on April 30, 2019 and commenced operations on May 1, 2019 (Note 1).
B	Net investment income includes significant dividend payments from Piper Sandler Cos., Viper Energy Partners LP and Wingstop, Inc. amounting to $0.0250.
C	Per share amounts have been calculated using the average shares method.
D	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0084.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may the expense cap in effect at the time as a result of the change in the contractual expense caps on August 23, 2019.

See accompanying notes

51

Disclosures Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”), on behalf of the American Beacon Stephens Mid-Cap Growth Fund (“MCG Fund”) and the American Beacon Stephens Small Cap Growth Fund (“SCG Fund”) (each, a “Fund” and collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, Stephens Investment Management Group, LLC (the “sub-advisor”) and the Trust, on behalf of the Funds.

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

52

Disclosures Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the sub-advisor for the Funds; (3) the profits, if any, earned by the Manager in rendering services to the Funds; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with the Funds.

Nature, Extent and Quality of Services. With respect to the renewal of each Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the sub-advisor; diversity and inclusion initiatives; the adequacy of the resources committed to the Funds by the sub-advisor; the financial stability of the sub-advisor; and representations made by the sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance of each Fund relative to the performance of a composite of other comparable investment accounts managed by the sub-advisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory

53

Disclosures Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

requirements associated with managing the Funds. The Board also noted that the Manager is waiving fees and/or reimbursing expenses for certain share classes of the MCG Fund and all share classes of the SCG Fund.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to a Fund, the Board considered representations made by the sub-advisor that each Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the sub-advisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisor with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that the sub-advisor may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to the SCG Fund, the Manager has negotiated a breakpoint for the sub-advisory fee rate. The Board also considered that the current assets of the SCG Fund did exceed the threshold necessary to reach the sub-advisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing and other information, the Board concluded that the Manager and sub-advisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisor. The Board also considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition, the Board noted that the sub-advisor benefits from soft dollar arrangements for proprietary and third-party research. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents

54

Disclosures Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2021. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered each Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers. The Board also considered that, in connection with the change in the name of the Funds’ Institutional Class shares to R5 Class shares, the share class used for the Funds’ Morningstar Fee Level comparisons had changed to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Funds.

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Mid-Cap Growth Fund

In considering the renewal of the Agreements for the MCG Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	1st Quintile

The Board also considered the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Agreements are fair and reasonable; and (2) determined that the MCG Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the MCG Fund.

55

Disclosures Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Small Cap Growth Fund

In considering the renewal of the Agreements for the SCG Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4th Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking	4th Quintile

Broadridge Fund Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	2nd Quintile
Compared to Morningstar Category	3rd Quintile

The Board also considered: (1) the SCG Fund employs a limited-capacity strategy as the sub-advisor focuses on profitable, high quality small-capitalization growth companies; and (2) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Agreements are fair and reasonable; and (2) determined that the SCG Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the SCG Fund.

56

Disclosure Regarding Liquidity Risk Management Program

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The Fund included in this shareholder report was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

57

Change in Independent Registered Public Accounting Firm (Unaudited)

The Audit and Compliance Committee of the Board approved a change in the Funds’ independent registered public accounting firm on August 15, 2022. The Funds engaged PricewaterhouseCoopers, LLP (“PwC”) as the independent registered public accounting firm for the fiscal year ending December 31, 2022, replacing Ernst & Young LLP (“EY”), the Funds’ previous independent registered public accounting firm. EY’s reports on the financial statements for the Funds for the fiscal periods ended December 31, 2020 and December 31, 2021 contained no adverse opinion or disclaimer of opinion nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. There were no disagreements between the Funds and EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 06/22

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 DFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2) Not Applicable.

(a)(3) Not Applicable.

(a)(4)(i) Change of Independent Registered Public Accounting Firm

(a)(4)(ii) Letter From Former Accountant

(b)     The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Jeffrey K. Ringdahl

Jeffrey K. Ringdahl
President
American Beacon Funds
Date: September 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey K. Ringdahl	By /s/ Sonia L. Bates

Jeffrey K. Ringdahl	Sonia L. Bates
President	Treasurer
American Beacon Funds	American Beacon Funds
Date: September 1, 2022	Date: September 1, 2022